Exhibit 10.15

This Agreement, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent and U.S. Bank National Association, as Trustee and as Collateral Agent, and acknowledged by the Grantors from time to time party thereto.

SECURITY AGREEMENT

This AGREEMENT (this “Agreement”) is made as of this 30th day of June, 2009, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex I (collectively, jointly and severally, “Grantors” and each individually “Grantor”), U.S. Bank National Association, in its capacity as collateral agent (together with its successors, “Collateral Agent”), the Trustee (as defined below) on behalf of itself and the Noteholders, and each Additional Pari Passu Agent from time to time party hereto, on behalf of itself and the Secured Parties under the Additional Pari Passu Agreement under which it is acting in such capacity.

W I T N E S S E T H:

WHEREAS, Oxford Industries, Inc., a Georgia corporation (the “Company”) and the other Grantors have entered into that certain Indenture, dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Company, the other Grantors and U.S. Bank National Association, as trustee (together with its successors in such capacity, the “Trustee”), on behalf of the holders (the “Noteholders”) of the Notes (as defined below) pursuant to which the Company is issuing $150,000,000 aggregate principal amount at maturity of its 11.375% Senior Secured Notes due 2015 (the “Notes”), which are guaranteed by each of the Grantors other than the Company;

WHEREAS, the Trustee has been appointed to serve as Collateral Agent under the Indenture and in such capacity, is authorized and directed to enter into this Agreement;

WHEREAS, following the date hereof, the Grantors may incur Permitted Additional Pari Passu Obligations (as defined in the Indenture) which are secured equally and ratably with the Grantors’ obligations in respect of the Notes in accordance with Section 27 of this Agreement;

WHEREAS, each Grantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture, the Notes and any Additional Pari Passu Agreement, and each is, therefore, willing to enter into this Agreement; and

WHEREAS, in order to induce the Trustee to enter into the Indenture and to induce the Noteholders to purchase the Notes, Grantors have agreed to grant a continuing security interest in and to the Collateral (as defined herein) in order to secure the prompt and complete payment, observance and performance of, the Secured Obligations (as defined herein);

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms.  All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Indenture.  Any terms used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Indenture; provided, however, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)           “ABL Agent” shall have the meaning set forth in the Intercreditor Agreement.

(b)           “ABL Claimholder” shall have the meaning set forth in the Intercreditor Agreement.

(c)           “ABL Collateral” shall have the meaning set forth in the Intercreditor Agreement.

(d)           “Account Debtor” shall mean any Person who is obligated to make payments in respect of an Account.

(e)           “Accounts” means all “accounts,” as such term is defined in the UCC, of each Grantor whether now existing or hereafter created or arising, including, without limitation, (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the UCC), (b) all of each Grantor’s rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Grantor’s rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to a Grantor for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of such Grantor), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

(f)            “Additional Pari Passu Agent” means the Person appointed to act as trustee, agent or representative for any holder of Permitted Additional Pari Passu Obligations pursuant to any Additional Pari Passu Agreement and designated as “Additional Pari Pas-

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su Agent” for such holder in an Additional Pari Passu Joinder Agreement delivered to the Collateral Agent, together with its successors and assigns in such capacity.

(g)           “Additional Pari Passu Agreement” means the indenture, credit agreement or other agreement under which any Permitted Additional Pari Passu Obligations (other than Additional Notes) are incurred and any notes or other instruments representing such Permitted Additional Pari Passu Obligations, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(h)           “Additional Pari Passu Joinder Agreement” means an agreement substantially in the form of Annex II.

(i)            “Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as now or hereafter amended, and any successor statute.

(j)            “Books” means books and Records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s Goods or General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses)  related to such information).

(k)           “Cash Equivalents” shall mean, collectively, (a) marketable, direct obligations of the United States of America and its agencies maturing within three hundred sixty-five (365) days of the date of purchase, (b) commercial paper issued by corporations, each of which shall have a consolidated net worth of at least $500,000,000, which commercial paper will mature within one hundred eighty (180) days from the date of the original issue thereof and is rated “P-1” or better by Moody’s or “A-1” or better by S&P, (c) certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase and issued by a US national or state bank having deposits totaling more than $500,000,000, and whose short-term debt is rated “P-1” or better by Moody’s or “A-1” or better by S&P, (d) up to $100,000 per institution and up to $1,000,000 in the aggregate in (i) short-term obligations issued by any local commercial bank or trust company located in those areas where the Company conducts its business, whose deposits are insured by the Federal Deposit Insurance Corporation, or (ii) commercial bank-insured money market funds, or any combination of the types of investments described in this clause (d), and (e) overnight investments with such financial institutions having a short term deposit rating of “P-1” or better by Moody’s, or “A-1” or better by S&P.

(l)            “Chattel Paper” means chattel paper (as that term is defined in the UCC) and includes tangible chattel paper and electronic chattel paper.

(m)          “Collateral” has the meaning specified therefor in Section 2; provided, that any reference to “Collateral” in Section 10, Section 23, Annex II or Annex III shall also refer to each Mortgaged Property.

(n)           “Commercial Tort Claims” means commercial tort claims (as that term is defined in the UCC), and includes those commercial tort claims listed on Schedule 2.

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(o)           “Copyrights” means copyrights and copyright registrations, including the copyright registrations and applications for registration listed on Schedule 3, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof and (iv) all of each Grantor’s rights corresponding thereto throughout the world, but excluding, in each case, copyrights included in the definition of “Excluded Trademarks” hereunder.

(p)           “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective Copyrights.

(q)           “Deposit Account” means any deposit account (as that term is defined in the UCC).

(r)            “Discharge of Obligations” means, both (i) in the case of the Indenture, Legal Defeasance, Covenant Defeasance or satisfaction and discharge of the Indenture in accordance with Section 8.02, Section 8.03 or Section 14.01 thereof and (ii) in the case of each Additional Pari Passu Agreement, any event or circumstance with respect to the Additional Pari Passu Obligations that under such agreement entitles the Grantors to obtain a release of all Liens securing such Additional Pari Passu Obligations under the Security Documents.

(s)           “Documents” means documents (as that term is defined in the UCC).

(t)            “Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary.

(u)           “Draft” means a draft (as that term is defined in the UCC).

(v)           “Equipment” means equipment (as that term is defined in the UCC).

(w)          “Equity Interests” shall mean, as applied to any Person, any capital stock, membership interests, partnership interests or other equity interests issued by such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

(x)            “Event of Default” means an “event of default” under the Indenture or under any Additional Pari Passu Agreement.

(y)           “Excluded Trademark Licenses” means any Intellectual Property License related to a Trademark to the extent such Intellectual Property License is not a U.S. Trademark License.

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(z)            “Excluded Trademarks” means any Trademarks that are not U.S. Trademarks.

(aa)         “First-Tier Foreign Subsidiary” shall mean any Foreign Subsidiary that is directly held by the Company or its Domestic Subsidiaries.

(bb)         “Fixtures” means fixtures (as that term is defined in the UCC).

(cc)         “General Intangibles” means general intangibles (as that term is defined in the UCC) and, in any event, including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated Equity Interests not constituting a security (as defined in the UCC), and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(dd)         “Goods” means goods (as that term is defined in the UCC).

(ee)         “Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity to the extent exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government.

(ff)           “Grantor” and “Grantors” has the meaning specified therefor in the recitals to this Agreement.

(gg)         “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each of (a) and (b) undertaken under federal, state or foreign law, including the Bankruptcy Code.

(hh)         “Instrument” means an instrument (as that term is defined in the UCC).

(ii)           “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks and trade secrets.

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(jj)           “Intellectual Property Licenses” means a license or other agreement granting a right to use any Patent, Trademark, Copyright or other Intellectual Property, to which a Grantor is a party, whether as a licensee or a licensor, including the license agreements listed on Schedule 4, and the right to use any such Patent, Trademark, Copyright or other Intellectual Property (to the extent permitted by such license) in connection with the enforcement of the Secured Parties’ rights under the Senior Secured Note Documents or any Additional Pari Passu Agreement, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

(kk)         “Intercreditor Agreement” has the meaning set forth in the legend on the first page of this Agreement.

(ll)           “Inventory” means inventory (as that term is defined in the UCC).

(mm)       “Investment Related Property” means (i) investment property (as that term is defined in the UCC), and (ii) all of the following regardless of whether classified as investment property under the UCC:  all Pledged Interests; Pledged Operating Agreements; and Pledged Partnership Agreements.

(nn)         “Letter-of-Credit Rights” means letter-of-credit rights (as that term is defined in the UCC).

(oo)         “Mortgage” means an agreement, including, but not limited to, a mortgage, deed of trust or any other document creating and evidencing a Lien on a Mortgaged Property in favor of or for the benefit of the Collateral Agent, which shall be in form which is effective to create a Lien in such Mortgaged Property in favor of the Collateral Agent to secure the Secured Obligations that is enforceable against the applicable Grantor and third parties, in each case, with such schedules and including such provisions as shall be necessary or desirable to conform such document to applicable local law requirements or as shall be customary under applicable local law requirements.

(pp)         “Mortgaged Property” means each parcel of Real Property, if any, which shall be subject to a Mortgage delivered after the Issue Date pursuant to Section 3.

(qq)         “Negotiable Collateral” means Instruments, Letter-of-Credit Rights, Promissory Notes, Drafts and Documents.

(rr)           “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective Patents.

(ss)         “Patents” means patents and patent applications, including the patents and patent applications listed on Schedule 5, and (i) all continuations and continuations-in-part, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in con-

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nection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.

(tt)           “Pledged Companies” means, each Person listed on Schedule 7 as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests, are acquired or otherwise owned by a Grantor after the date hereof and are required to be pledged to the Collateral Agent, other than any such Equity Interest excluded from the term “Collateral” under the last paragraph of Section 2.

(uu)         “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now or hereafter owned by such Grantor, regardless of class or designation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Equity Interests, the right to request after the occurrence and during the continuation of an Event of Default that such Equity Interests be registered in the name of the Collateral Agent or any of its nominees, the right to receive any certificates representing any of the Equity Interests and the right to require that such certificates be delivered to the Collateral Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, Instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing, except that Pledged Interests shall not include any property or assets which are excluded from the term “Collateral” under the last paragraph of Section 2.

(vv)         “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit D to this Agreement.

(ww)       “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of the Pledged Companies that are limited liability companies.

(xx)          “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of the Pledged Companies that are partnerships.

(yy)         “Proceeds” has the meaning specified therefor in Section 2.

(zz)          “Promissory Note” means a promissory note (as that term is defined in the UCC).

(aaa)       “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

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(bbb)      “Record” means a record (as that term is defined in the UCC).

(ccc)       “Required Secured Parties” means the holders of a majority in aggregate outstanding or committed principal amount of (i) the Notes and (ii) any Indebtedness constituting Permitted Additional Pari Passu Obligations (other than Additional Notes) voting as a single class, in each case, excluding any Notes or Permitted Additional Pari Passu Obligations that are required to be disregarded for voting purposes under the Indenture or the applicable Additional Pari Passu Agreement.

(ddd)      “Secured Obligations” means any principal, premium, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, federal or foreign law), penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, and any fees or expenses owed to the Trustee, Collateral Agent or any Additional Pari Passu Agent, in their respective capacities as such, by any Grantor, payable or arising under any of (i) the Indenture and the Notes (other than any Additional Notes and provisions in the Indenture relating solely to such Additional Notes, except to the extent constituting Permitted Additional Pari Passu Obligations), (ii) any Additional Notes and documentation in the Indenture relating solely to Additional Notes and (iii) any Additional Pari Passu Agreement and any other documentation relating to the Permitted Additional Pari Passu Obligations incurred thereunder; provided that no obligations in respect of Permitted Additional Pari Passu Obligations (other than obligations with respect to Additional Notes) shall constitute “Secured Obligations” unless the Additional Pari Passu Agent for the holders of such Permitted Additional Pari Passu Obligations has executed an Additional Pari Passu Joinder Agreement in the form of Annex II hereto.

(eee)       “Secured Parties” means, collectively, the Collateral Agent, the Trustee, each Additional Pari Passu Agent, the Noteholders, the holders of any Additional Pari Passu Obligations, and any other holders of Secured Obligations.

(fff)         “Securities Account” means a securities account (as that term is defined in the UCC).

(ggg)      “Security Interest” has the meaning specified therefor in Section 2.

(hhh)      “Supporting Obligations” means supporting obligations (as such term is defined in the UCC), and includes Letter-of-Credit Rights and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Related Property.

(iii)          “Trademarks” means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, and Copyrights (whether or not registered) embodied in any of the foregoing or re-

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lated to works with which the goodwill of any Grantor has become associated, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(jjj)          “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit C attached hereto, pursuant to which such Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective U.S. Trademarks and U.S. Trademark Licenses.

(kkk)       “UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

(lll)          “URL” means “uniform resource locator,” an internet web address.

(mmm)    “U.S. Trademark Licenses” “ means a license or other agreement to the extent granting a right to use any U.S. Trademark owned by a Grantor, to which a Grantor is a party as a licensor, including the license agreements listed on Schedule 6 to the extent granting a right to use any U.S. Trademark owned by a Grantor, including the right to royalties and any other consideration now or hereafter paid to a Grantor under and with respect thereto by any entity for such rights thereunder.

(nnn)      “U.S. Trademarks” means, with respect to any Grantor, trademarks, trade names and service marks and any applications for the foregoing (including those set forth on Schedule 6) owned by such Grantor and registered in (or in the case of applications, filed with) the United States Patent and Trademark Office (or any successor office performing similar functions) including (i) Copyrights (whether or not registered) embodied in any of the foregoing, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof and (v) the goodwill of such Grantor’s business symbolized by the foregoing and connected therewith.

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2.            Grant of Security.  Each Grantor hereby unconditionally grants, assigns, and pledges to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest (hereinafter referred to as the “Security Interest”) in all personal property of such Grantor, other than personal property expressly excluded in the last paragraph of this Section 2, whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)           all of such Grantor’s Accounts (other than Accounts related to the Grantor’s Excluded Trademarks or Excluded Trademark Licenses);

(b)           all of such Grantor’s Books;

(c)           all of such Grantor’s Chattel Paper;

(d)           all of such Grantor’s interest with respect to any Deposit Account and the Collateral Account (including, any Trust Monies);

(e)           all of such Grantor’s Equipment and fixtures;

(f)            all of such Grantor’s General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses) including, without limitation, U.S. Trademarks and U.S. Trademark Licenses;

(g)           all of such Grantor’s Inventory;

(h)           all of such Grantor’s Investment Related Property;

(i)            all of such Grantor’s Negotiable Collateral;

(j)            all of such Grantor’s rights in respect of Supporting Obligations;

(k)           all of such Grantor’s interest with respect to any Commercial Tort Claims listed on Schedule 2;

(l)            all of such Grantor’s money, Cash Equivalents, or other assets that now or hereafter come into the possession, custody, or control of any ABL Claimholder; and

(m)          all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles (other than Excluded Trademarks and Excluded Trademark Licenses), Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors constituting Collateral, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the

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proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or the Collateral Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Section 2 to the contrary, the term “Collateral” shall not include:  (i) any of the Equity Interests of a Foreign Subsidiary of a Grantor other than a First-Tier Foreign Subsidiary of such Grantor, (ii) with respect to any First-Tier Foreign Subsidiary of a Grantor, any Equity Interests in excess of sixty-five percent (65%) of the Equity Interests of such First-Tier Foreign Subsidiary, together with all certificates representing such Equity Interests, all Proceeds thereof and all rights relating thereto, (iii) any Equity Interests in an Excluded Subsidiary, (iv) any Equity Interests in Patch Licensing LLC, (v) any Excluded Trademark or any Excluded Trademark License owned by any Grantor (as licensor or as licensee) and any Proceeds related thereto, (vi) to the extent (and only for so long as) such property does not constitute ABL Collateral, assets and all Proceeds thereof and all rights relating thereto subject to Liens permitted pursuant to clauses (d), (g), (j) or (p) (as it relates to any of the foregoing) of the definition of “Permitted Liens” in the Indenture to the extent the documentation relating to such Liens prohibits the applicable Grantors from granting a Lien on such assets to secure the Secured Obligations, (vii) to the extent (and only for so long as) such property does not constitute ABL Collateral, any Equity Interests of a Person that is not a Subsidiary of the Company and all Proceeds thereof and all rights relating thereto to the extent that a pledge of such Equity Interests, Proceeds or rights is prohibited by such Person’s organizational documents or any shareholders agreement or joint venture agreement relating to such Equity Interests, Proceeds or rights, (viii) to the extent (and only for so long as) such property does not constitute ABL Collateral, any contract, lease, license or other agreement and all Proceeds thereof and all rights relating thereto to the extent that the grant of a security interest therein would violate applicable law, result in the invalidation thereof or provide any party thereto with a right of termination or any other remedy that materially increases the costs or burden of any Grantor thereunder with respect thereto (in each case, after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) and 9-409 of the UCC (or any successor provision or provisions) or any other applicable law), (ix) any Equity Interests or other securities of any Subsidiary of the Company in excess of the maximum amount of such Equity Interests or securities that could be included in the Collateral without creating a requirement pursuant to Rule 3-16 of Regulation S-X under the Securities Act for separate financial statements of such Subsidiary to be included in filings by Company with the SEC and (x) any intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would result in the loss by such Grantor of any material rights therein.

3.            Real Estate Collateral.  In the event that following the Issue Date, any Grantor shall acquire any fee simple ownership interest in any parcel of Real Property (except to the extent subject to a Lien permitted by clauses (d), (g), (j) or (p) (as it relates to any of the foregoing) of the definition of “Permitted Liens” in the Indenture to the extent the documentation relating to

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such Lien prohibits the granting of a Lien thereon to secure the Secured Obligations) with a Fair Market Value in excess of $5,000,000 as of the date of acquisition (a “Specified Real Property”), such Grantor shall provide a Mortgage in favor of the Collateral Agent in such Specified Real Property within 120 days following the date of acquisition thereof.  In the event that any Permitted Additional Pari Passu Obligations are incurred following the date any Mortgage is provided, the Grantors shall notify the Collateral Agent thereof in writing and within 120 days following such incurrence take all such action as may be reasonably required to amend each then existing Mortgage in order to ensure that such Permitted Additional Pari Passu Obligations are secured by such Mortgage.  In connection with the provision of any new Mortgage or any amendment to any Mortgage pursuant to this Section 3, the related Grantors will provide (a) an Opinion of Counsel stating that such Mortgage creates an enforceable Lien on the applicable Specified Real Property in favor of the Collateral Agent or, if applicable, the relevant Additional Pari Passu Agent, to secure the Secured Obligations, subject to the assumptions and qualifications specified therein, and (b) UCC-1 fixture filings relating to such Specified Real Property filed in the appropriate filing office.

4.            Security for Secured Obligations.  This Agreement and the Security Interest created hereby secure the payment and performance of all of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Collateral Agent or any other Secured Party, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any other Grantor.

5.            Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent or any other Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Indenture or any Additional Pari Passu Agreement, Grantors shall have the right to possession and enjoyment of the Collateral.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until the Collateral Agent shall notify the applicable Grantor of the Collateral Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 17 hereof.

6.            Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

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(a)           The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to the Collateral Agent pursuant to Section 7(d).  No Grantor conducts, and, during the five-year period immediately preceding the date hereof, no Grantor has conducted, business under any trade name or other name other than those set forth on Schedule 1 attached hereto.

(b)           Such Grantor’s organizational identification number (within the meaning of Section 9-516(b)(5)(C)(iii) of the UCC), and its chief executive office, principal place of business and the place where such Grantor maintains its records concerning the Collateral is set forth on Schedule 1.  If such Grantor is a corporation, limited liability company, limited partnership, corporate trust or other registered organization, the state under whose law such registered organization was organized is set forth on Schedule 1.

(c)           Intentionally Omitted.

(d)           Intentionally Omitted.

(e)           This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC, the filing of a Copyright Security Agreement with the United States Copyright Office and the filing of a Trademark Security Agreement and a Patent Security Agreement with the United States Patent and Trademark Office, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements and such other filings listing each applicable Grantor, as a debtor, and the Collateral Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8.  Upon the making of such filings, the Collateral Agent shall have a perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement and such other filings, subject only to Permitted Liens.

(f)            (i) Each Grantor is the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens and the Security Interest created hereby, of the Pledged Interests indicated on Schedule 7 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Issue Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 7 as supplemented or modified by any Pledged Interests Addendum or any supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Pledged Interests pledged by such Grantor to the Collateral Agent as provided herein; (iv) all actions necessary to perfect the Collateral Agent’s Security Interest in the Pledged Interests will have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by the ABL Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the appli-

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cable Grantor and (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates; and (v) each Grantor has delivered to and deposited with the ABL Agent (or, with respect to any Pledged Interests created or obtained after the date hereof, subject to Section 7(k), will deliver and deposit in accordance with Sections 7(a) and 9) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(g)           No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

7.            Covenants.  Each Grantor, jointly and severally, covenants and agrees with the Collateral Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23 hereof:

(a)           Possession of Collateral; Other Actions as to Any and All Collateral.  Subject to Section 7(k), on or prior to March 31 and September 30 of each year (commencing  March 31, 2010), each Grantor shall (i) deliver physical possession of any Collateral acquired or obtained by such Grantor during the two fiscal quarters of the Company most recently ended prior to such date (or, in the case of March 31, 2010, during the period commencing on the Issue Date and ending on the last day of the fiscal quarter of the Company most recently ended prior to March 31, 2010) to the extent such Collateral consists of (A) Investment Related Property (other than Pledged Interests and any security or security entitlement that is maintained in a securities account), Negotiable Collateral, Chattel Paper (electronic, tangible or otherwise) or Instruments, in each case, individually, having a face amount of at least $1,000,000, or (B) any Pledged Interests (other than dividends and distributions paid in cash), together with such undated endorsements or powers endorsed in blank as shall be necessary, in each case only if and to the extent that perfection or priority of Collateral Agent’s Security Interest in such Collateral is dependent on possession, and (ii) in the case of any such Pledged Interests, deliver to Collateral Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests.

(b)           Chattel Paper.

(i)            Subject to Section 7(k), each Grantor shall take all steps reasonably necessary to grant Collateral Agent control of all electronic Chattel Paper constituting Colla-

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teral in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction with respect to Chattel Paper, individually, in the face amount of at least $1,000,000;

(ii)           Subject to Section 7(k), if any Grantor retains possession of any Chattel Paper or Instruments constituting Collateral, individually, in the face amount of at least $1,000,000 (which retention of possession shall be subject to the extent permitted hereby), such Chattel Paper and Instruments shall be marked with the following legend:  “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of U.S. Bank National Association, as Collateral Agent for the benefit of the Secured Parties”;

(c)           Commercial Tort Claims.  On or prior to March 31 and September 30 of each year (commencing  March 31, 2010), if any Grantor shall have commenced a legal action during the two fiscal quarters of the Company most recently ended prior to such date (or, in the case of March 31, 2010, during the period commencing on the Issue Date and ending on the last day of the fiscal quarter of the Company most recently ended prior to March 31, 2010) with respect to a Commercial Tort Claim which if successful would involve a recovery of at least $1,000,000 (to the extent such Commercial Tort Claim would constitute Collateral), such Grantor shall amend Schedule 2 to this Agreement and file additional financing statements or amendments to existing financing statements and do such other acts or things, in each case, as are deemed necessary by the Grantors to give Collateral Agent a perfected security interest in any such Commercial Tort Claim;

(d)           Change in Names; Etc.  No Grantor shall effect any change (i) in such Grantor’s legal name, (ii) in the location of such Grantor’s chief executive office, (iii) in such Grantor’s organizational structure, (iv) in such Grantor’s organizational identification number, if any, or (v) in such Grantor’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), unless it shall within 90 days after such change, give the Collateral Agent written notice thereof and take all action required to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral of such Grantor;

(e)           Intellectual Property.  On or prior to March 31 and September 30 of each year (commencing  March 31, 2010), if any Grantor shall have obtained or acquired during the two fiscal quarters of the Company most recently ended prior to such date (or, in the case of March 31, 2010, during the period commencing on the Issue Date and ending on the last day of the fiscal quarter of the Company most recently ended prior to March 31, 2010) any Collateral consisting of  Patents, Trademarks or Copyrights (but, excluding in each case applications therefor) registered with the United States Patent & Trademark Office or the United States Copyright Office (in each case, or any successor office performing similar functions), in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, such Grantor shall execute and deliver to Collateral Agent one or more Copyright Security Agreements, Trademark Se-

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curity Agreements or Patent Security Agreements to evidence Collateral Agent’s Lien on such Collateral, and shall cause such agreements to be filed with the United States Patent & Trademark Office or the United States Copyright Office (in each case, or any successor office performing similar functions), as applicable;

(f)            Pledged Interests.

(i)            Upon the occurrence and during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Pledged Interests which are received by any Grantor shall be held by the Grantors in trust for the benefit of Collateral Agent segregated from such Grantor’s other property, and such Grantor shall, subject to Section 7(k), deliver such money and property forthwith to Collateral Agent in the exact form received;

(ii)           No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests to the extent prohibited under the Indenture or any Additional Pari Passu Agreement;

(iii)          Subject to Section 7(k), upon the occurrence and during the continuance of an Event of Default, each Grantor agrees that it will cooperate with Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state or local law in connection with the Security Interest on the Pledged Interests or any sale or transfer thereof;

(g)           Insurance.  The Grantors shall use commercially reasonable efforts to cause all property insurance policies covering Collateral located in the U.S. and all U.S. general liability insurance policies of the Grantors to name the Collateral Agent as additional insured and, once obtained, the Grantors shall deliver to the Collateral Agent the original certificates of insurance evidencing that such U.S. property and general liability insurance policies of the Grantors that name the Collateral Agent as additional insured are in force;

(h)           [omitted];

(i)            [omitted];

(j)            Other Actions to Perfect.  The Grantors shall not be required to take any action to perfect the security interest of the Collateral Agent, other than the filing of UCC-1 financing statements, in any of the following Collateral:  (i) any vehicles, aircraft or equipment subject to certificate of title statutes, (ii) assets located in any country other than the United States of America, (iii) Equity Interests of any Foreign Subsidiary, (iv) any Deposit Account or Securities Account (other than the Collateral Account) and (v) Intellectual Property that is not registered with the United States Copyright Office or the United States Patent & Trademark Office, or any successor office thereto; provided that in the event any Grantor takes any action (other than granting “control” over such asset to the ABL Agent and except as contemplated by Section 7(k) below) to grant or per-

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fect a Lien in favor of the ABL Agent in any assets which are not excluded from the Collateral pursuant to Section 2, such Grantor shall also take such action to grant or perfect a Lien in favor of the Collateral Agent to secure the Secured Obligations.

(k)           Delivery of Possessory Collateral to ABL Agent.  Notwithstanding anything to the contrary herein, any requirement that any Grantor deliver any Equity Interests, Negotiable Collateral, Investment Related Property, Chattel Paper or other Collateral to the Collateral Agent or any Proceeds therefrom (including, without limitation, any money or property distributed in respect of the Pledged Interests) at any time prior to the Discharge of ABL Obligations (as defined in the Intercreditor Agreement) shall be satisfied by the delivery of such item by such Grantor to the ABL Agent.

8.            Relation to Other Security Documents.  The provisions of this Agreement shall be subject to Section 28 and shall be read and construed with the other Security Documents referred to below in the manner so indicated.

(a)           Mortgages.  The provisions of any Mortgage shall govern the security interest of the Collateral Agent in any Specified Real Property.

(b)           Patent, Trademark and Copyright Security Agreements.  The provisions of the Copyright Security Agreements, the Trademark Security Agreements and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, the Trademark Security Agreements or the Patent Security Agreements shall limit any of the rights or remedies of Collateral Agent hereunder.

9.            Further Assurances.

(a)           Subject to Sections 7(j) and (k), each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary in order to perfect any Security Interest granted or purported to be granted hereby.

(b)           Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement except to the extent permitted by Section 23; provided however, that this Section shall not prohibit any Grantor from filing financing statements to perfect or protect the Collateral Agent’s Security Interest as otherwise required by this Agreement.

10.          The Collateral Agent.

(a)           Duties of The Collateral Agent.

(i)            If an Event of Default has occurred and is continuing and the Collateral Agent has received written notice thereof from the Company, the Trustee or any Additional Pari Passu Agent, the Collateral Agent may exercise such of the rights and powers vested in it by this Agreement and the Security Documents, and shall use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; provided that, subject to the limita-

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tions on the obligations of the Collateral Agent to take actions as provided herein, in the Indenture or any Additional Pari Passu Agreement, Collateral Agent shall exercise, or refrain from exercising, any remedies provided for herein, in accordance with the written instructions of the Required Secured Parties;

(ii)           Except during the continuance of an Event of Default:

(A)          the duties of the Collateral Agent shall be determined solely by the express provisions of this Agreement and the Collateral Agent need perform only those duties that are specifically set forth in this Agreement and the other Security Documents and no others, and no implied covenants or obligations shall be read into this Agreement or the Security Documents against the Collateral Agent; and

(B)           in the absence of bad faith on its part, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Collateral Agent.

(iii)          The Collateral Agent may not be relieved from liability for its own gross negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

(A)          this paragraph does not limit the effect of paragraph (ii) or (v) of this Section 10(a);

(B)           the Collateral Agent shall not be liable for any error of judgment made in good faith by an officer of the Collateral Agent, unless it is proved that the Collateral Agent was grossly negligent in ascertaining the pertinent facts; and

(C)           the Collateral Agent shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it at the direction of the Required Secured Parties, or for the method and place of conducting any proceeding for any remedy available to the Collateral Agent, or exercising any trust or power conferred upon the Collateral Agent, under this Agreement or any other Security Document.

(iv)          Whether or not therein expressly so provided, every provision of this Agreement or any provision of any other Security Document that in any way relates to the Collateral Agent is subject to paragraphs (i), (ii), (iii), (v) and (vi) of this Section 10(a).

(v)           No provision of this Agreement or any other Security Document shall require the Collateral Agent to expend or risk its own funds or incur any liability.

(vi)          The Collateral Agent shall not be liable for interest on any money received by it except as the Collateral Agent may agree in writing with the Grantors.  Money held in trust by the Collateral Agent need not be segregated from other funds except to the extent required by law.

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(b)           Rights of the Collateral Agent.

(i)            The Collateral Agent may conclusively rely and shall be fully protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper Person.  The Collateral Agent need not investigate any fact or matter stated in any such document. The Collateral Agent shall not be obligated to communicate with or deal in any way with any Secured Party other than the Trustee and any Additional Pari Passu Agent.  In determining (x) the amount of Secured Obligations outstanding under the Indenture or any Additional Pari Passu Agreement or (y) whether the consent of any Secured Party to any amendment, waiver or other action under this Agreement or any other Security Document has been obtained, the Collateral Agent may conclusively rely on any statement by the Trustee or the applicable Additional Pari Passu Agent as to such matter.

(ii)           Before the Collateral Agent acts or refrains from acting, it may require an Officers’ Certificate.  The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers’ Certificate.  The Collateral Agent may consult with counsel of the Collateral Agent’s own choosing (which may be counsel to the Grantors) and the Collateral Agent shall be fully protected from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance on the advice or opinion of such counsel or on any Opinion of Counsel.

(iii)          The Collateral Agent may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

(iv)          The Collateral Agent shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Agreement or any other Security Document.  Whenever in the administration of this Agreement or any Security Document the Collateral Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Collateral Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate.

(v)           Unless otherwise specifically provided in this Agreement or any other Security Document, any demand, request, direction or notice from any Grantor shall be sufficient if evidenced by an Officer’s Certificate.

(vi)          The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Security Document at the request or direction of any of the Secured Parties unless such Secured Parties shall have offered to the Collateral Agent reasonable security and indemnity reasonably satisfactory to the Collateral Agent against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

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(vii)         The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or documents, but the Collateral Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Collateral Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine during normal business hours and upon reasonable notice the books, records and premises of any Grantor, personally or by agent or attorney at the sole cost of the Grantors, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

(viii)        The rights, privileges, protections and benefits given to the Collateral Agent, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Collateral Agent in each of its capacities hereunder, and to each agent, custodian and other Persons employed to act hereunder or under any Security Document.

(ix)           The Collateral Agent may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement or any other Security Document, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(x)            The permissive right of the Collateral Agent to take or refrain from taking any actions enumerated in this Agreement or any other Security Document shall not be construed as a duty.

(c)           Individual Rights of Collateral Agent.  The Collateral Agent in its individual or any other capacity may become the owner or pledgee of Secured Obligations and may otherwise deal with any Grantor or any Affiliate of any Grantor with the same rights it would have if it were not Collateral Agent.

(d)           Collateral Agent’s Disclaimer.  The Collateral Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or any other Security Document, or the existence, genuineness, value or protection of any Collateral (except for the safe custody of Collateral in its possession and the accounting for Trust Monies actually received by it in accordance with the terms hereof), the legality, effectiveness or sufficiency of any Security Document, or the creation, perfection, priority, sufficiency or protection of any Lien on any Collateral, and it shall not be responsible for any statement or recital in this Agreement or any other Security Document.

(e)           Replacement of Collateral Agent.  A resignation or removal of the Collateral Agent and appointment of a successor Collateral Agent shall become effective only upon the successor Collateral Agent’s acceptance of appointment as provided in this Section 10(e).  The Collateral Agent may resign in writing at any time by so notifying the Company, the Trustee and each Additional Pari Passu Agent.  The Company may remove the Collateral Agent if:

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(i)            the Collateral Agent is removed as Trustee under the Indenture;

(ii)           the Collateral Agent fails to comply with Section 10(g) hereof;

(iii)          the Collateral Agent is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Collateral Agent under the Bankruptcy Code;

(iv)          a custodian or public officer takes charge of the Collateral Agent or its property; or

(v)           the Collateral Agent becomes incapable of acting.

If the Collateral Agent resigns or is removed or if a vacancy exists in the office of Collateral Agent for any reason, the Company shall promptly appoint a successor Collateral Agent which complies with the eligibility requirements contained in the Indenture and each Additional Pari Passu Agreement.

If a successor Collateral Agent does not take office within 30 days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent, the Company or the holders of at least 10% in principal amount of the then outstanding principal amount of Secured Obligations may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

A successor Collateral Agent shall deliver a written acceptance of its appointment to the retiring Collateral Agent and to the Company.  Thereupon, the resignation or removal of the retiring Collateral Agent shall become effective, and the successor Collateral Agent shall have all the rights, powers and the duties of the Collateral Agent under this Agreement and the other Security Documents.  The successor Collateral Agent shall mail a notice of its succession to the Trustee and each Additional Pari Passu Agent.  The retiring Collateral Agent shall promptly transfer all property held by it as Collateral Agent to the successor Collateral Agent.

(f)            Successor Collateral Agent by Merger, Etc.  If the Collateral Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another Person, the successor Person without any further act shall be the successor Collateral Agent under this Agreement and the other Security Documents.

(g)           Eligibility.  There shall at all times be a Collateral Agent hereunder that (i) meets the requirements for being a Trustee under the Indenture (prior to the discharge or defeasance of the Indenture) and (ii) following the discharge or defeasance of the Indenture, meets the requirements for being the Additional Pari Passu Agent under any then extant Additional Pari Passu Agreement.

(h)           Collateral Agent’s Application for Instructions from the Company.  Any application by the Collateral Agent for written instructions from the Company may, at the option of the Collateral Agent, set forth in writing any action proposed to be taken or omitted by the Collateral Agent under this Agreement or any other Security Document and the date on and/or after which such action shall be taken or such omission shall be effective.  The Collateral Agent shall not be liable for any action taken by, or omission of, the Collateral Agent in accordance

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with a proposal included in such application on or after the date specified in such application (which date shall not be less than twenty Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Collateral Agent shall have received written instructions in response to such application specifying or objecting to the action to be taken or omitted.

(i)            Co-Collateral Agent; Separate Collateral Agent.  At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Company and the Collateral Agent shall have power to appoint agents and sub-agents to the extent permitted under the Indenture and each Additional Pari Passu Agreement.

11.          Collateral Agent’s Right to Perform Contracts.  Upon the occurrence and during the continuance of an Event of Default, Collateral Agent (or its designee) may (but shall be under no obligation to) upon prior notice to the Company proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement constituting Collateral and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

12.          Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts constituting Collateral or any other Collateral of such Grantor;

(b)           to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Collateral Agent;

(c)           to receive, indorse, and collect any Drafts or other Instruments, Documents, Negotiable Collateral or Chattel Paper;

(d)           to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

(e)           to repair, alter, or supply Goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor constituting Collateral;

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(f)            to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts constituting Collateral, contracts or Negotiable Collateral of such Grantor to the extent permitted under applicable licenses agreements or as permitted by applicable law; and

(g)           to bring suit in its own name to enforce Collateral consisting of the Patents, Trademarks, Copyrights and Intellectual Property Licenses related to Patents, Trademarks and Copyrights and, if Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Collateral Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

13.          Collateral Agent May Perform.  If any of the Grantors fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

14.          Collateral Agent’s Duties.  The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent’s interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon Collateral Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

15.          Collection of Certain Accounts, Certain General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuation of an Event of Default, Collateral Agent or Collateral Agent’s designee may (a) notify Account Debtors of any Grantor to pay all amounts owing on Accounts constituting Collateral to Collateral Agent, for the benefit of the Secured Parties, and (b) collect the Accounts, General Intangibles and Negotiable Collateral (in each case to the extent constituting Collateral) directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Security Documents.

16.          Disposition of Pledged Interests by Collateral Agent.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale un-

23

der such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interests or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Collateral Agent has handled the disposition in a commercially reasonable manner.

17.          Voting Rights.

Upon the occurrence and during the continuation of an Event of Default, (i) Collateral Agent may, at its option, and with prior notice to any Grantor, and in addition to all rights and remedies available to Collateral Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Collateral Agent, such Grantor’s true and lawful attorney-in-fact and grants to Collateral Agent an IRREVOCABLE PROXY to vote such Pledged Interests in any manner Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

18.          Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)           Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the Indenture or any Additional Pari Passu Agreement, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC or any other applicable law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice (except as specified below), sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Agent may deem commercially reason-

24

able.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC.  Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           Collateral Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or Intellectual Property or any property of a similar nature owned by any of Grantors, as it pertains to the Collateral, in each case in preparing for sale, advertising for sale and selling any Collateral and in connection with such sale.  Each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Agent in each case, solely to the extent permitted under applicable licenses and franchise agreements or as permitted by applicable law, in preparing for sale, advertising for sale and selling any Collateral and in connection with such sale.

(c)           Any cash held by Collateral Agent as Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in Annex III.  In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d)           Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, Collateral Agent shall, to the extent permitted by applicable law, have the right to an immediate writ of possession without notice of a hearing.  Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Collateral Agent.

19.          Remedies Cumulative.  Each right, power, and remedy of Collateral Agent as provided for in this Agreement or in the other Security Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Security Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Agent of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Collateral Agent of any or all such other rights, powers, or remedies.

25

20.          Marshaling.  Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

21.          Merger, Amendments, Waivers; Etc.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER SECURITY DOCUMENTS AND ANY ADDITIONAL PARI PASSU AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No modification of any terms of this Agreement or any other Security Document (including any waiver thereof) shall be effective, unless such modification is specifically provided in a writing directed to the applicable Grantor and executed by the Collateral Agent with the consent of such Secured Parties, if any, required by (i) the Indenture and (ii) any Additional Pari Passu Agreement, and such modification shall be applicable only to the matter specified.

22.          Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Collateral Agent or the Trustee at its address specified in the Indenture, to any of the Grantors at their respective addresses specified in the Indenture and to any Additional Pari Passu Agent, to it at the address specified in the applicable Additional Pari Passu Joinder Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties.

23.          Continuing Security Interest.  This Agreement shall create a continuing security interest in the Collateral (other than any Mortgaged Property) and shall (a) remain in full force and effect until the Discharge of Obligations, (b) be binding upon each of the Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Collateral Agent, and its successors, transferees and assigns.  Upon the Discharge of Obligations, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  No transfer, renewal, extension or assignment of this Agreement, any other Security Document or any Additional Pari Passu Agreement, or any other instrument or document executed and delivered by any Grantor to Collateral Agent, nor the taking of further security, nor the retaking of the Collateral by Collateral Agent, nor any other act

26

of any Secured Party shall release any of Grantors from any obligation under this Agreement or any other Security Document.  Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Agent and then only to the extent therein set forth.  A waiver by Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Agent would otherwise have had on any other occasion.  In addition, the Security Interests granted hereunder and the Liens granted under any of the other Security Documents shall terminate and be released, in whole or in part, (i) as to the Secured Obligations under the Indenture and the Notes, as provided in the Indenture and (ii) as to the Permitted Additional Pari Passu Obligations under any Additional Pari Passu Agreement, as provided in such Additional Pari Passu Agreement.  Collateral shall be released from the Security Interest under this Agreement and the Lien under any of the other Security Documents as provided in (i) the Indenture with respect to Liens securing Secured Obligations under the Indenture and the Notes and (ii) each Additional Pari Passu Agreement relating to Permitted Pari Passu Obligations with respect to Liens securing such Permitted Additional Pari Passu Obligations. The Grantors may file appropriate termination statements, mortgage releases satisfactions and re-conveyances, and other filings to terminate or evidence the termination of the Security Interests in and Liens on any assets that have been released from the Security Interest under this Agreement and the Liens under any other Security Documents in accordance with this Section 23 and, at the Grantors’ expense, the Collateral Agent shall return all Collateral in its possession to the Grantors and shall execute any termination, amendment, mortgage release, satisfaction or re-conveyance, required or desirable to terminate or evidence the termination of  the Security Interest in or Lien on any property or assets released from the Security Interest under this Agreement or any Lien released under any other Security Document.

24.          GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

25.          New Subsidiaries.  Any new direct or indirect Domestic Subsidiary (whether by acquisition or creation) of a Grantor that under the terms of the Indenture of any Additional Pari Passu Agreement is required to enter into this Agreement shall do so by executing and delivering in favor of Collateral Agent a supplement to this Agreement in the form of Annex 1 attached hereto.  Upon the execution and delivery of such supplement by such new Domestic Subsidiary, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor or any other party hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

26.          Collateral Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by “Collateral Agent” shall be a reference to Collateral Agent, for the benefit of the Secured Parties.

27.          Permitted Additional Pari Passu Obligations.  On or after the Issue Date, the Company may from time to time designate additional obligations as Permitted Additional Pari Passu Obligations by delivering to the Collateral Agent, the Trustee and each Additional Pari

27

Passu Agent (a) an Officer’s Certificate (i) identifying the obligations so designated and the aggregate principal amount or face amount thereof, stating that such obligations are designated as “Permitted Additional Pari Passu Obligations” for purposes hereof, (ii) representing that such designation complies with the terms of the Indenture and each then extant Additional Pari Passu Agreement, and (iii) specifying the name and address of the Additional Pari Passu Agent for such obligations (if other than the Trustee); (b) except in the case of Additional Notes, a fully executed Additional Pari Passu Joinder Agreement (in the form attached as Annex 2); and (c) an Opinion of Counsel to the effect that the designation of such obligations as “Permitted Additional Pari Passu Obligations” does not violate the terms of the Indenture or any then extant Additional Pari Passu Agreement (upon which the Collateral Agent may conclusively and exclusively rely) subject to the qualifications specified therein.

28.          Intercreditor Matters.  By accepting the benefits of this Agreement and the other Security Documents, the Collateral Agent, the Trustee, on behalf of itself and the Noteholders and each Additional Pari Passu Agent, on behalf of itself and the Secured Parties under the Additional Pari Passu Agreement under which it is acting in such capacity, agrees that it is bound by (i) the terms of the Intercreditor Agreement applicable to each of them and (ii) the provisions of Annex III.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

29.          Miscellaneous.

(a)           This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(b)           Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)           Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)           The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)           Unless the context of this Agreement or any other Security Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has,

28

except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Security Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

29

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:

OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

2

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

3

SCHEDULE 1

TRADE NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS;
CHIEF EXECUTIVE OFFICES

Legal Names, Etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Oxford Industries, Inc.	Corporation	Yes	J313189	58-0831862	Georgia
Oxford International, Inc.	Corporation	Yes	J204283	58-1469312	Georgia
Ben Sherman Clothing, Inc.	Corporation	Yes	K420057	58-2124593	Georgia
Oxford Garment, Inc.	Corporation	Yes	2209382	58-1862551	Delaware
Piedmont Apparel Corporation	Corporation	Yes	3061644	51-0393417	Delaware
Lionshead Clothing Company	Corporation	Yes	3061645	51-0393413	Delaware
Oxford Caribbean, Inc.	Corporation	Yes	2550988	58-2250128	Delaware
Oxford Lockbox, Inc.	Corporation	Yes	4132945	20-4606943	Delaware
SFI of Oxford Acquisition Corporation	Corporation	Yes	4029893	20-3554043	Delaware

4

Tommy Bahama Group, Inc.	Corporation	Yes	2304525	13-3676108	Delaware
Tommy Bahama R&R Holdings, Inc.	Corporation	Yes	2691928	13-3923200	Delaware
Tommy Bahama Beverages, LLC	Limited Liability Company	Yes	3882133	20-2046093	Delaware
Viewpoint Marketing, Inc.	Corporation	Yes	P07000063076	26-0270235	Florida
Oxford of South Carolina, Inc.	Corporation	Yes	None.	58-2403944	South Carolina
Tommy Bahama Texas Beverages, LLC	Limited Liability Company	Yes	800416300	20-2045908	Texas

5

Prior Organizational Names

Company/Subsidiary	Prior Name	Date of Change
Ben Sherman Clothing, Inc.	Oxford Clothing Corporation	July 30, 2004
Tommy Bahama Group, Inc.	Viewpoint International, Inc.	January 2005

Changes in Corporate Identity; Other Names

The following names have been used by Oxford Industries, Inc. within the past five years:

Lanier Clothes

Oxford Apparel

Oxford Golf

Ely & Walker

The following names have been used by Tommy Bahama R&R Holdings, Inc. (or by entities which have been merged into Tommy Bahama R&R Holdings, Inc.) within the past five years:

Tommy Bahama Ala Moana

Tommy Bahama Atlantic City

Tommy Bahama Austin

Tommy Bahama Biltmore

Tommy Bahama Birmingham

Tommy Bahama Boca Raton

Tommy Bahama’s Tropical Café & Emporium

Tommy Bahama Café Emporium

Tommy Bahama Charleston

Tommy Bahama Cherry Creek

Tommy Bahama Dallas

Tommy Bahama Dallas Galleria

Tommy Bahama Farmers Market

Tommy Bahama’s Island Grille

Tommy Bahama Kansas City

Tommy Bahama La Jolla

Tommy Bahama Las Olas

Tommy Bahama Las Vegas

Tommy Bahama Las Vegas Fashion Show

Tommy Bahama Las Vegas Forum

Tommy Bahama Manhattan Village

Tommy Bahama Mauna Lani

Tommy Bahama Mission Viejo

Tommy Bahama Myrtle Beach

Tommy Bahama Newport Beach

Tommy Bahama North Scottsdale

Tommy Bahama Orlando

Tommy Bahama Palm Beach Gardens

Tommy Bahama Palm Desert

Tommy Bahama Palo Alto

Tommy Bahama Pasadena

Tommy Bahama Phipps Plaza

Tommy Bahama Primm

Tommy Bahama Relax

Tommy Bahama San Diego Fashion Valley

Tommy Bahama San Jose

Tommy Bahama Sarasota

Tommy Bahama South Park

Tommy Bahama St. Augustine

Tommy Bahama Troy

Tommy Bahama Tucson

Tommy Bahama Tysons Galleria

Tommy Bahama Wailea

Tommy Bahama Walnut Creek

Tommy Bahama Whalers Village

Tommy Bahama Woodbury Commons

Tommy Bahama International Plaza

Tommy Bahama Short Hills

Tommy Bahama Wellington Green

Tommy Bahama Woodlands

Tommy Bahama Womens Swimwear

Tommy Bahama Golf

Indigo Palms Fashion Island

Indigo Palms Las Vegas Forum

Indigo Palms Santana Row

Indigo Palms Las Olas

The following Subsidiaries have used the following names:

•                  Piedmont Apparel Corporation has used Airman Shirt Co., Ltd.

•                  Lionshead Clothing Company has used Manchester Shirts, Inc.

•                  SFI of Oxford Acquisition Corporation has used Arnold Brant.

•                  Tommy Bahama Group, Inc. has used the names Tommy Bahama Golf, Indigo Palms and Island Soft.

2

•                  Oxford of South Carolina, Inc. has used the name Next Day Apparel, Inc. (asset purchase).

Chief Executive Offices

Company/Subsidiary	Chief Executive Office and Principal Place of Business	County	State

Oxford Industries, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
Oxford International, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
Ben Sherman Clothing, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
Oxford Garment, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
Piedmont Apparel Corporation	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
Lionshead Clothing Company	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
Oxford Caribbean, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
Oxford Lockbox, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
SFI of Oxford Acquisition Corporation	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
Tommy Bahama Group, Inc.*	428 Westlake Avenue North Seattle, WA 98109 or 222 Piedmont Avenue, NE Atlanta, GA 30308	King Fulton	Washington Georgia
Tommy Bahama R&R Holdings, Inc.*	428 Westlake Avenue North Seattle, WA 98109 or 222 Piedmont Avenue, NE Atlanta, GA 30308	King Fulton	Washington Georgia

3

Company/Subsidiary	Chief Executive Office and Principal Place of Business	County	State

Tommy Bahama Beverages, LLC*	428 Westlake Avenue North Seattle, WA 98109 or 222 Piedmont Avenue, NE Atlanta, GA 30308	King Fulton	Washington Georgia
Viewpoint Marketing, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
Oxford of South Carolina, Inc.	222 Piedmont Avenue, NE Atlanta, GA 30308	Fulton	Georgia
Tommy Bahama Texas Beverages, LLC*	428 Westlake Avenue North Seattle, WA 98109 or 222 Piedmont Avenue, NE Atlanta, GA 30308 or 9595 Six Pines Drive, Suite 700 The Woodlands, TX 77380	King Fulton Montgomery	Washington Georgia Texas

*  For the purposes of filing UCC-1 financing statements, the chief executive office of this entity is located at 222 Piedmont Avenue, NE, Atlanta, GA 30308.

Books and Records Regarding Collateral

Books and records regarding the Collateral are maintained at 222 Piedmont Avenue, Atlanta, GA 30308 - 1545.

4

SCHEDULE 2

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 3

COPYRIGHT REGISTRATIONS AND APPLICATIONS FOR REGISTRATION

CLAIMANT	TITLE	COPYRIGHT NUMBER

Oxford Industries, Inc.	Holbrook training performance program.	TXu000280688
Oxford Industries, Inc.	Island Soft.	TXu001158449
Oxford Industries, Inc.	Paradise party : the official paradise nation party planner.	TXu001158448
Viewpoint International, Inc.	Four food groups : no. T7314, T7313.	VA0001226307
Viewpoint International, Inc.	Island carpool : no. T7316.	VA0001226306
Viewpoint International, Inc.	Paradise Beach : no. T30300.	VA0001226305
Viewpoint International, Inc.	Scene stealer : no. T7315, T7312.	VA0001226308
Viewpoint International, Inc.	Smooth operator : no. T30299, T7320.	VA0001226304
Viewpoint International, Inc.	(44)T20073/TB2613.	VA0001282101
Viewpoint International, Inc.	(44)TB2620.	VA0001282098
Viewpoint International, Inc.	(44)TB2623.	VA0001275845
Viewpoint International, Inc.	(44)TB2643.	VA0001275850
Viewpoint International, Inc.	(44)TB30338.	VA0001282111
Viewpoint International, Inc.	(44)TB30347.	VA0001282110
Viewpoint International, Inc.	(44)TB30580.	VA0001282091
Viewpoint International, Inc.	(44)TB30651.	VA0001282119
Viewpoint International, Inc.	(44)TB30654.	VA0001282086
Viewpoint International, Inc.	(44)TB30664/TB2682.	VA0001275853
Viewpoint International, Inc.	(44)TB30667.	VA0001282106
Viewpoint International, Inc.	(44)TB30672/2642/9217.	VA0001282100
Viewpoint International, Inc.	(44)TB30677.	VA0001282118
Viewpoint International, Inc.	(44)TB30677/2619/9220.	VA0001282085
Viewpoint International, Inc.	(44)TB30684.	VA0001282109
Viewpoint International, Inc.	(44)TB30695.	VA0001282093
Viewpoint International, Inc.	(44)TB30701.	VA0001282090
Viewpoint International, Inc.	(44)TB30708.	VA0001282083
Viewpoint International, Inc.	(44)TB30710.	VA0001282102
Viewpoint International, Inc.	(44)TB30717.	VA0001275852
Viewpoint International, Inc.	(44)TB30740.	VA0001282099

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	(44)TB30751.	VA0001282117
Viewpoint International, Inc.	(44)TB30759.	VA0001282115
Viewpoint International, Inc.	(44)TB30760.	VA0001282095
Viewpoint International, Inc.	(44)TB30761/TB2645.	VA0001275849
Viewpoint International, Inc.	(44)TB30763.	VA0001282096
Viewpoint International, Inc.	(44)TB30764.	VA0001282107
Viewpoint International, Inc.	(44)TB30768.	VA0001282121
Viewpoint International, Inc.	(44)TB30770.	VA0001282092
Viewpoint International, Inc.	(44)TB30771.	VA0001282114
Viewpoint International, Inc.	(44)TB9216.	VA0001282108
Viewpoint International, Inc.	44TB2609.	VA0001282094
Viewpoint International, Inc.	44TB2629.	VA0001282087
Viewpoint International, Inc.	44TB30653.	VA0001282082
Viewpoint International, Inc.	44TB30699/9218.	VA0001282120
Viewpoint International, Inc.	44TB9207.	VA0001282113
Viewpoint International, Inc.	(51)TB1195.	VA0001284300
Viewpoint International, Inc.	(51)TB2653.	VA0001284291
Viewpoint International, Inc.	(51)TB2678.	VA0001284299
Viewpoint International, Inc.	(51)TB30814.	VA0001284290
Viewpoint International, Inc.	(51)TB30821.	VA0001284294
Viewpoint International, Inc.	(51)TB30822.	VA0001284295
Viewpoint International, Inc.	(51)TB30825.	VA0001284298
Viewpoint International, Inc.	(51)TB30840.	VA0001284293
Viewpoint International, Inc.	(51)TB30841.	VA0001284297
Viewpoint International, Inc.	(51)TB30842.	VA0001284292
Viewpoint International, Inc.	(51)TB30865.	VA0001284296
Viewpoint International, Inc.	Aerial palms.	VA0001263899
Viewpoint International, Inc.	Agua fresca.	VA0001263895
Viewpoint International, Inc.	Amaze me : no. (51)TB30866.	VA0001299336
Viewpoint International, Inc.	Bahama bliss.	VA0001263889
Viewpoint International, Inc.	Balcony blooms.	VA0001259263
Viewpoint International, Inc.	Bamboo bouquet.	VA0001221761
Viewpoint International, Inc.	Bamboo eclipse : no. (51)TB30773.	VA0001299323
Viewpoint International, Inc.	[Bamboo] : no. TB30456, [TB9162]	VA0001219341
Viewpoint International, Inc.	Banana botana : no. (51)TB30774.	VA0001299337
Viewpoint International, Inc.	Batiki floral : no. TBEM3052.	VA0001259284
Viewpoint International, Inc.	Batiki lounge.	VA0001263888

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Beach party mixer : no. (51)TB30851.	VA0001297629
Viewpoint International, Inc.	[Below the equator] : no. TB30476.	VA0001219386
Viewpoint International, Inc.	Best wishes.	VAu000648574
Viewpoint International, Inc.	Big Shot Drive Inn : no. T2915.	VA0001300327
Viewpoint International, Inc.	Bird is the word : no. (51)TB30784/TB9234.	VA0001299328
Viewpoint International, Inc.	Bird of paradise.	VA0001263920
Viewpoint International, Inc.	Bird of patchadise : no. (51)TB30804/TB9226.	VA0001299330
Viewpoint International, Inc.	Block party.	VA0001263896
Viewpoint International, Inc.	Bogey and last call : no. T7356, T7364, T30622.	VA0001300333
Viewpoint International, Inc.	Bon voyage.	VA0001221769
Viewpoint International, Inc.	Born to break par.	VAu000648577
Viewpoint International, Inc.	Bouquet toss.	VA0001221762
Viewpoint International, Inc.	[Boutique bouquet] : no. TB30588.	VA0001219344
Viewpoint International, Inc.	Bowing horse.	VAu000656158
Viewpoint International, Inc.	Brisbane hibiscus : no. TB30543.	VA0001259258
Viewpoint International, Inc.	[Brushed hibiscus camp] : pattern no. TB-30585.	VA0001219339
Viewpoint International, Inc.	[Buena vista] : no. 34TB2535.	VA0001217919
Viewpoint International, Inc.	Butterfly getaway : (51)TB30844.	VA0001297621
Viewpoint International, Inc.	Callaflora : no. TB-30530.	VA0001259259
Viewpoint International, Inc.	Casting agent : no. T30464.	VA0001300336
Viewpoint International, Inc.	Chairman of the board : no. T30615, T7363.	VA0001300334
Viewpoint International, Inc.	[Champagne toast] : no. 34TB30427.	VA0001217925
Viewpoint International, Inc.	Cigar club.	VAu000648582
Viewpoint International, Inc.	Cigar club bag.	VAu000648581
Viewpoint International, Inc.	Cigar club towel.	VAu000648580
Viewpoint International, Inc.	Climbing vines.	VA0001259285
Viewpoint International, Inc.	Club 88 : pattern TB30642.	VA0001263751
Viewpoint International, Inc.	Copa Copacabana : no. (51)TB30817.	VA0001297627
Viewpoint International, Inc.	[Costa flora] : no. TB2557.	VA0001219343
Viewpoint International, Inc.	Costa Rica.	VA0001221755

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Country club : no. (51)TB30823.	VA0001297631
Viewpoint International, Inc.	Couple on grass.	VAu000656159
Viewpoint International, Inc.	Daisy delight : no. TB30469.	VA0001219411
Viewpoint International, Inc.	Dancing mirage : no. TB30547.	VA0001259288
Viewpoint International, Inc.	[Date grove] : no. TB30435.	VA0001219387
Viewpoint International, Inc.	[Deja vu] : no. 34TB30380.	VA0001217929
Viewpoint International, Inc.	Desert birds : no. TB30462.	VA0001219412
Viewpoint International, Inc.	Desert oasis (blue) : no. (51)TB30822.	VA0001297626
Viewpoint International, Inc.	Desert oasis : no. (51)TB30831.	VA0001297625
Viewpoint International, Inc.	Dr. Cocktail.	VAu000648587
Viewpoint International, Inc.	Dragon dreams : pattern TB30619.	VA0001263752
Viewpoint International, Inc.	[Dreaming del Rio] : no. TB30458.	VA0001219422
Viewpoint International, Inc.	Endless weekend.	VA0001263918
Viewpoint International, Inc.	[Fan-tastic : no. TB30430]	VA0001219428
Viewpoint International, Inc.	[Fantasy island] : no. 34TB30328.	VA0001217931
Viewpoint International, Inc.	Fat Cat Casino : no. T7340.	VA0001300330
Viewpoint International, Inc.	Fern flower-floria : no. TB-30532.	VA0001259271
Viewpoint International, Inc.	Final flamingo towel art.psd : no. TW7132.	VA0001214455
Viewpoint International, Inc.	Fire flower.	VA0001263892
Viewpoint International, Inc.	[Fire flower : TB30496]	VA0001252633
Viewpoint International, Inc.	Firecracker palms : no. (51)TB2668.	VA0001299320
Viewpoint International, Inc.	[First dance] : no. 34TB30418.	VA0001217927
Viewpoint International, Inc.	[Fleur de soleil] : no. TB30450.	VA0001219392
Viewpoint International, Inc.	Floral fireworks : no. TB-30521.	VA0001259268
Viewpoint International, Inc.	Floral investment : no. (51)TB2694.	VA0001299339
Viewpoint International, Inc.	Floral island : pattern TB30429.	VA0001259278
Viewpoint International, Inc.	Floral reflections : no. TB30487.	VA0001219410
Viewpoint International, Inc.	Floramazing : no. TB-30540.	VA0001259270
Viewpoint International, Inc.	Flower fan : no. TB-30529.	VA0001259282
Viewpoint International, Inc.	Flower girl.	VA0001221771
Viewpoint International, Inc.	Flower pool tee : no. TB-2580.	VA0001259290
Viewpoint International, Inc.	[Fresca palms] : no. 34TB30399.	VA0001217914
Viewpoint International, Inc.	Fresh beverage.	VA0001221775

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	[From here to paradise] : no. TB30428.	VA0001219420
Viewpoint International, Inc.	Gallery walk.	VA0001263890
Viewpoint International, Inc.	Garden collage : no. TB-2568.	VA0001259281
Viewpoint International, Inc.	Garden of hope & courage : Bahama coloda.	VA0001263897
Viewpoint International, Inc.	Garden of hope and courage/terrace garden : no. TB30263.	VA0001259277
Viewpoint International, Inc.	Ginger tonic.	VA0001221760
Viewpoint International, Inc.	[GoHaC] : no. 34TB30398.	VA0001217920
Viewpoint International, Inc.	Grande pardiseo : no. (51)TB30764.	VA0001299329
Viewpoint International, Inc.	Grass call.	VAu000648579
Viewpoint International, Inc.	Grass call II : Grass call.	VAu000648578
Viewpoint International, Inc.	Great barrier leaf : no. TB-2576.	VA0001259287
Viewpoint International, Inc.	Heart of palms : Palm relief.	VA0001263911
Viewpoint International, Inc.	Hibiscus hacienda : no. (51)TB30826/TB9239.	VA0001299332
Viewpoint International, Inc.	[Hibiscus hideaway : No. TB30437]	VA0001252631
Viewpoint International, Inc.	[Hiding in hibiscus] : no. TB30455.	VA0001219391
Viewpoint International, Inc.	Hilo hideaway.	VA0001221766
Viewpoint International, Inc.	[Hollywood hibiscus] : no. TB30593.	VA0001219346
Viewpoint International, Inc.	Honeymoon lagoon.	VA0001221763
Viewpoint International, Inc.	Hula hallucinations.	VA0001221764
Viewpoint International, Inc.	Hula marathon : no. (51)TB30786.	VA0001299345
Viewpoint International, Inc.	Hullawood : no. (51)TB30799/TB9238.	VA0001299334
Viewpoint International, Inc.	Hut hut hurry/sunrise sail : no. (44)TB30673/TB9213.	VA0001275847
Viewpoint International, Inc.	[Island adventure camp] : no. TB30431.	VA0001219389
Viewpoint International, Inc.	Island director : no. T7338.	VA0001300329
Viewpoint International, Inc.	Island getaway.	VA0001221770
Viewpoint International, Inc.	Island inspiration.	VA0001219409
Viewpoint International, Inc.	Island surprise.	VA0001221768
Viewpoint International, Inc.	[Jardin] : no. TB30509.	VA0001219404

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Juicy blooms : no. (51)TB30816.	VA0001297632
Viewpoint International, Inc.	Jungle boggie : no. (51)TB30827.	VA0001299325
Viewpoint International, Inc.	Jungle Down Under : no. TB30578.	VA0001259269
Viewpoint International, Inc.	Jungle heat : style no. T30520, T30583, T9264.	VA0001263915
Viewpoint International, Inc.	[Jungle rhumba] : no. 34TB30403.	VA0001217923
Viewpoint International, Inc.	Just duet : no. (51)TB30783/TB9240.	VA0001299344
Viewpoint International, Inc.	Kaboom palm : no. (51)TB30801/TB9231.	VA0001299324
Viewpoint International, Inc.	King of the green.	VAu000648586
Viewpoint International, Inc.	King of the green : no. 2 : King of the green.	VAu000654237
Viewpoint International, Inc.	Koi me later : style no. T30493 & T9253.	VA0001263917
Viewpoint International, Inc.	Kona coast.	VA0001221756
Viewpoint International, Inc.	Late night tango.	VA0001263900
Viewpoint International, Inc.	Leaf constellation : no. TB30523.	VA0001259267
Viewpoint International, Inc.	Leaf it to me.	VA0001263885
Viewpoint International, Inc.	Leaves of paradise : no. TB-30647.	VA0001259273
Viewpoint International, Inc.	Leaves over leaves : no. TB-30399.	VA0001259272
Viewpoint International, Inc.	Light bright lillies : no. TB-30520.	VA0001259279
Viewpoint International, Inc.	Lily Island : no. TB-30643.	VA0001259280
Viewpoint International, Inc.	Lily my love.	VA0001221765
Viewpoint International, Inc.	Lost islands.	VA0001221746
Viewpoint International, Inc.	[Lotus limbo] : no. 34TB30326.	VA0001217913
Viewpoint International, Inc.	Love birds : no. 34TB30419.	VA0001217922
Viewpoint International, Inc.	Luau Lanes.	VAu000648588
Viewpoint International, Inc.	Luau lanes : (51)TB30753.	VA0001299319
Viewpoint International, Inc.	Luau lanes : no. TB-30535.	VA0001259289
Viewpoint International, Inc.	Luscious lovelies.	VA0001221773
Viewpoint International, Inc.	Lush limbo : (51)TB2651.	VA0001297623
Viewpoint International, Inc.	Lush limbo (blue) : no. (51)TB2651.	VA0001297630

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Made in the shade : no. TB-30648.	VA0001259261
Viewpoint International, Inc.	[Mai tide] : no. TB30438/TB9175.	VA0001219393
Viewpoint International, Inc.	[Mambo mama] : no. 34TB30354.	VA0001217933
Viewpoint International, Inc.	Man by pool.	VAu000656160
Viewpoint International, Inc.	Mandalay.	VA0001263894
Viewpoint International, Inc.	Margarita mambo : no. (51)TB30811/TB9228.	VA0001299333
Viewpoint International, Inc.	Martinis & bikinis : no. T7347.	VA0001300328
Viewpoint International, Inc.	Mirage : no. (51)TB30850.	VA0001297628
Viewpoint International, Inc.	Mission beach : no. (51)TB2687.	VA0001299341
Viewpoint International, Inc.	Monkey shack : no. (51)TB30798.	VA0001299321
Viewpoint International, Inc.	Monte collina : no. TB-30577.	VA0001259260
Viewpoint International, Inc.	[Moon over Miami] : no. TB30445.	VA0001219394
Viewpoint International, Inc.	Moonlight Bay.	VA0001221745
Viewpoint International, Inc.	Moonlit breeze : no. TB-30545.	VA0001259266
Viewpoint International, Inc.	Naughty noel : no. (44)TB30748/TB9528.	VA0001275846
Viewpoint International, Inc.	Oasis palm : no. (51)TB30788/TB9.	VA0001299343
Viewpoint International, Inc.	[Orchid breeze] : no. 34TB30340.	VA0001217928
Viewpoint International, Inc.	[Orchid sands] : no. TB30591.	VA0001247587
Viewpoint International, Inc.	[Orchid springs] : no. TB30595.	VA0001219337
Viewpoint International, Inc.	[Orchids on the run] : no. 34TB30364.	VA0001217930
Viewpoint International, Inc.	Paint the town.	VA0001221752
Viewpoint International, Inc.	Palm daddy.	VA0001263884
Viewpoint International, Inc.	Palm fiction : no. (44)TB30747.	VA0001275851
Viewpoint International, Inc.	[Palm illusion] : no. 34TB30365.	VA0001217918
Viewpoint International, Inc.	[Palm pile-it] : no. 34TB30360.	VA0001217915
Viewpoint International, Inc.	Palm screening : no. (51)TB30809.	VA0001299335
Viewpoint International, Inc.	[Palm swizzles] : no. 34TB30395.	VA0001217917
Viewpoint International, Inc.	Palm tiles : no. (51)TB2686.	VA0001299338
Viewpoint International, Inc.	Palm tree party : no. TB1169.	VA0001259275

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Paradise detective.	VAu000648583
Viewpoint International, Inc.	Paradise etchings.	VA0001263898
Viewpoint International, Inc.	[Paradise found] : no. TB30594.	VA0001219349
Viewpoint International, Inc.	Paradise LEI.	VA0001263922
Viewpoint International, Inc.	Paradise pagoda.	VA0001263887
Viewpoint International, Inc.	Paradise pin up.	VAu000648575
Viewpoint International, Inc.	[Paradise shadow] : pattern no. TB30584.	VA0001219350
Viewpoint International, Inc.	[Passion leaf] : no. TB30274.	VA0001219423
Viewpoint International, Inc.	Pattern TB30659.	VA0001282105
Viewpoint International, Inc.	Pattern TB30686.	VA0001282089
Viewpoint International, Inc.	Pattern TB30752.	VA0001282084
Viewpoint International, Inc.	Petal pusher : no. (51)TB30815.	VA0001297633
Viewpoint International, Inc.	[Picnic in Provence] : pattern no. TB30446.	VA0001219408
Viewpoint International, Inc.	Picture perfect : (51)TB30813.	VA0001297620
Viewpoint International, Inc.	Pineapple flair : no. TB-30544.	VA0001259293
Viewpoint International, Inc.	Pineapple float : no. (51)TB30797.	VA0001299326
Viewpoint International, Inc.	Pineapple pizazz.	VA0001221750
Viewpoint International, Inc.	Pineapple plantation : no. (51)TB30867.	VA0001299342
Viewpoint International, Inc.	Pineapple soul mate.	VA0001221759
Viewpoint International, Inc.	Pineapple tango.	VA0001221758
Viewpoint International, Inc.	Pineapple toss : no. TB-2573.	VA0001259283
Viewpoint International, Inc.	Pipe dream.	VA0001221754
Viewpoint International, Inc.	[Play it again] : no. TB30587.	VA0001219340
Viewpoint International, Inc.	Poinsetta promise.	VA0001221747
Viewpoint International, Inc.	Postage pick up : no. T30515.	VA0001263913
Viewpoint International, Inc.	Pot of gold camp.	VA0001263891
Viewpoint International, Inc.	[Propella palm] : no. TB30433/TB9163.	VA0001219385
Viewpoint International, Inc.	Putt Daddy.	VAu000648591
Viewpoint International, Inc.	Putt Daddy II : Putt Daddy.	VAu000648590
Viewpoint International, Inc.	Putt Daddy III : Putt Daddy : Putt Daddy II.	VAu000648589
Viewpoint International, Inc.	Queen of the desert : (51)TB30805.	VA0001297622
Viewpoint International, Inc.	Remote island : style no. T30519, T9263.	VA0001263912

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	[Romantic rendezvous] : no. 34TB30329.	VA0001217916
Viewpoint International, Inc.	[Rustic paradise] : no. TB30590.	VA0001219338
Viewpoint International, Inc.	Sail fast live slow : no. T30466, T2964.	VA0001300331
Viewpoint International, Inc.	Sails call.	VAu000648585
Viewpoint International, Inc.	Salvadorian.	VA0001221767
Viewpoint International, Inc.	Samba serenade : no. (51)TB30805.	VA0001299340
Viewpoint International, Inc.	Samba sunset.	VA0001263886
Viewpoint International, Inc.	Seafood troops.	VA0001263919
Viewpoint International, Inc.	Shaded fern toss : no. TB30533.	VA0001259292
Viewpoint International, Inc.	Shadow palm hibiscus : no. TB-30525.	VA0001259291
Viewpoint International, Inc.	Shake my day.	VAu000648593
Viewpoint International, Inc.	Shake my day II : Shake my day.	VAu000648592
Viewpoint International, Inc.	Smooth sailing.	VA0001221772
Viewpoint International, Inc.	Snap shot.	VA0001263916
Viewpoint International, Inc.	[So right, sarong] : no. TB30453.	VA0001219388
Viewpoint International, Inc.	[South Pacific] : no. TB2556.	VA0001219342
Viewpoint International, Inc.	Splash dance : no. T7357.	VA0001300335
Viewpoint International, Inc.	Split decision.	VA0001271900
Viewpoint International, Inc.	Sports car.	VAu000656161
Viewpoint International, Inc.	Straight up.	VAu000648576
Viewpoint International, Inc.	Suite time : (51)TB2667.	VA0001299317
Viewpoint International, Inc.	Sun baked blossom.	VA0001259286
Viewpoint International, Inc.	Sundancer : pattern no. TB-2590, fall ‘04.	VA0001263753
Viewpoint International, Inc.	[Sunset hideaway] : no. TB30359.	VA0001219348
Viewpoint International, Inc.	Swanky palms : no. (51)TB30794/TB9233.	VA0001299327
Viewpoint International, Inc.	Swingers only.	VAu000648584
Viewpoint International, Inc.	Swizzle Inn : no. T30465, T7345.	VA0001300332
Viewpoint International, Inc.	[Tahiti sweetie] : no. TB30592.	VA0001219347
Viewpoint International, Inc.	Tahitian breeze.	VA0001221753
Viewpoint International, Inc.	Tall cool one : no. T7339.	VA0001300326
Viewpoint International, Inc.	[Tarpum springs] : no. 34TB2530.	VA0001217924
Viewpoint International, Inc.	TB-2594.	VA0001259262

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	TB promise me flower : no. TW7147.	VA0001214454
Viewpoint International, Inc.	TB vines visor embroidery : no. TW7148.	VA0001214456
Viewpoint International, Inc.	TB2612.	VA0001282088
Viewpoint International, Inc.	TB30434.	VA0001241846
Viewpoint International, Inc.	TB30441.	VA0001219425
Viewpoint International, Inc.	TB30444.	VA0001219432
Viewpoint International, Inc.	TB30451.	VA0001241850
Viewpoint International, Inc.	TB30454.	VA0001241849
Viewpoint International, Inc.	TB30457.	VA0001219431
Viewpoint International, Inc.	TB30459.	VA0001219427
Viewpoint International, Inc.	TB30461.	VA0001241847
Viewpoint International, Inc.	TB30464.	VA0001219426
Viewpoint International, Inc.	TB30466.	VA0001252634
Viewpoint International, Inc.	TB30467.	VA0001219429
Viewpoint International, Inc.	TB30471.	VA0001219430
Viewpoint International, Inc.	TB30475.	VA0001241848
Viewpoint International, Inc.	TB30505.	VA0001252630
Viewpoint International, Inc.	TB30508.	VA0001252632
Viewpoint International, Inc.	TB30654.	VA0001282103
Viewpoint International, Inc.	TB30663/9222.	VA0001282112
Viewpoint International, Inc.	TB30675.	VA0001282104
Viewpoint International, Inc.	TB30680.	VA0001282097
Viewpoint International, Inc.	TB30697.	VA0001282116
Viewpoint International, Inc.	TB30704/TB2618/TB9527.	VA0001275848
Viewpoint International, Inc.	Teetotaler : no. T7334.	VA0001300337
Viewpoint International, Inc.	Tennis man.	VAu000656162
Viewpoint International, Inc.	[Textile infusion] : no. TB30473/TB9169.	VA0001219384
Viewpoint International, Inc.	[The honeymooner] : no. 34TB1148.	VA0001217926
Viewpoint International, Inc.	Tiger Lily Lane : no. TB30644.	VA0001259276
Viewpoint International, Inc.	[Tommy tonga] : no. TB30482/TB9165.	VA0001219390
Viewpoint International, Inc.	Tranquility isle.	VA0001221748
Viewpoint International, Inc.	Triple vision : no. (51)TB30829/TB9535.	VA0001299331
Viewpoint International, Inc.	Tropical atol : no. TB-1173.	VA0001259274
Viewpoint International, Inc.	[Tropical lace] : no. 34TB30416.	VA0001217932
Viewpoint International, Inc.	Tropical sketch : no. TB-30534.	VA0001259256

CLAIMANT	TITLE	COPYRIGHT NUMBER

Viewpoint International, Inc.	Tropical tea party : no. TB-30577.	VA0001259264
Viewpoint International, Inc.	Tropical treasure.	VA0001221751
Viewpoint International, Inc.	Turks tiles : no. (51)T30775/TB9230.	VA0001299322
Viewpoint International, Inc.	Twilight proposal.	VA0001221749
Viewpoint International, Inc.	[Vacation vixen—back] : no. 34TB30394.	VA0001217921
Viewpoint International, Inc.	Vacation vixen—bottom.	VA0001221757
Viewpoint International, Inc.	Vintage vines : no. TB-30528.	VA0001259257
Viewpoint International, Inc.	Vintage vision.	VA0001263914
Viewpoint International, Inc.	Volcanic venture.	VA0001263901
Viewpoint International, Inc.	Wading for love.	VA0001263921
Viewpoint International, Inc.	Watercolor blossoms : no. TB-30639.	VA0001259265
Viewpoint International, Inc.	Watercolor floral : no. (51)TB30824.	VA0001297624
Viewpoint International, Inc.	[Waterfall flowers] : pattern no. TB30587.	VA0001219345
Viewpoint International, Inc.	Wedding shower.	VA0001221774
Viewpoint International, Inc.	Which way to Paradise? : (51)TB9237.	VA0001299318
Viewpoint International, Inc.	Whirlwind.	VA0001263893
Viewpoint International, Inc.	Windswept floral : (51)TB2674.	VA0001297619
Viewpoint International, Inc.	[Wings over Rio] : no. TB30465.	VA0001219424
Viewpoint International, Inc.	Woman kneeling on beach.	VAu000656157
Viewpoint International, Inc.	Zen and now : no. T30544, T7365.	VA0001300338
TOMMY BAHAMA GROUP, INB.	LOGO STRIPE TOWEL.	VAu000957200
Tommy Bahama Group, Inc.	12 Days of Christmas.	VAu000956411
Tommy Bahama Group, Inc.	20,000 leaves under the sea : no. (61) TB31187.	VAu000700403
Tommy Bahama Group, Inc.	3-way stop : no. (53) TB30888/TB9543.	VAu000672956
Tommy Bahama Group, Inc.	3-way stop : no. (53) TB30888/TB9543.	VAu000672957
Tommy Bahama Group, Inc.	(63)TB30919	VA0001349283
Tommy Bahama Group, Inc.	(63)TB31235.	VA0001349286
Tommy Bahama Group, Inc.	(63)TB31238.	VA0001349278
Tommy Bahama Group, Inc.	(63)TB31243.	VA0001349287

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	(63)TB31245.	VA0001349288
Tommy Bahama Group, Inc.	(63)TB31251.	VA0001349291
Tommy Bahama Group, Inc.	(63)TB31257.	VA0001349290
Tommy Bahama Group, Inc.	(63)TB31270.	VA0001349282
Tommy Bahama Group, Inc.	(63)TB31275.	VA0001349277
Tommy Bahama Group, Inc.	(63)TB31282.	VA0001349284
Tommy Bahama Group, Inc.	(63)TB31284.	VA0001349276
Tommy Bahama Group, Inc.	(63)TB31292.	VA0001349281
Tommy Bahama Group, Inc.	(63)TB9335.	VA0001349285
Tommy Bahama Group, Inc.	(63)TB9340.	VA0001349292
Tommy Bahama Group, Inc.	(63)TB9341.	VA0001349275
Tommy Bahama Group, Inc.	63 TB9348.	VA0001356793
Tommy Bahama Group, Inc.	(63)TB9350.	VA0001349289
Tommy Bahama Group, Inc.	63 TB9357.	VA0001356792
Tommy Bahama Group, Inc.	(63)TB9361.	VA0001349293
TOMMY BAHAMA GROUP, INC.	(71) IS3133 KING FISHER.	VA0001625257
TOMMY BAHAMA GROUP, INC.	(73) GP115.	VAu000975988
TOMMY BAHAMA GROUP, INC.	(73) GP117.	VAu000975987
TOMMY BAHAMA GROUP, INC.	(73) GP123.	VAu000975985
TOMMY BAHAMA GROUP, INC.	(73) GP2022.	VAu000975990
TOMMY BAHAMA GROUP, INC.	(73) GP2024.	VAu000975982
TOMMY BAHAMA GROUP, INC.	(73) GP2037.	VAu000975992
Tommy Bahama Group, Inc.	(73) IS3165 KRAIN.	VA0001625267
Tommy Bahama Group, Inc.	(74) IS3197 EDGAR.	VAu000954851
TOMMY BAHAMA GROUP, INC.	(74) TB31553.	VA0001653316
TOMMY BAHAMA GROUP, INC.	(74) TB31558.	VA0001653266
TOMMY BAHAMA GROUP, INC.	(74) TB31561.	VA0001653254
TOMMY BAHAMA GROUP, INC.	(74) TB31562.	VA0001653328
TOMMY BAHAMA GROUP, INC.	(74) TB31564.	VA0001653296

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(74) TB31565.	VA0001653283
TOMMY BAHAMA GROUP, INC.	(74) TB31569.	VA0001647628
TOMMY BAHAMA GROUP, INC.	(74) TB31572.	VA0001647645
TOMMY BAHAMA GROUP, INC.	(74) TB31573.	VA0001647600
TOMMY BAHAMA GROUP, INC.	(74) TB31575.	VA0001647641
TOMMY BAHAMA GROUP, INC.	(74) TB31577.	VA0001647649
TOMMY BAHAMA GROUP, INC.	(74) TB31579.	VA0001653324
TOMMY BAHAMA GROUP, INC.	(74) TB31585.	VA0001647648
TOMMY BAHAMA GROUP, INC.	(74) TB31586.	VA0001653336
TOMMY BAHAMA GROUP, INC.	(74) TB31587.	VA0001653320
TOMMY BAHAMA GROUP, INC.	(74) TB31588.	VA0001653325
TOMMY BAHAMA GROUP, INC.	(74) TB31589.	VA0001647643
TOMMY BAHAMA GROUP, INC.	(74) TB31590.	VA0001658807
TOMMY BAHAMA GROUP, INC.	(74) TB31593.	VA0001653327
TOMMY BAHAMA GROUP, INC.	(74) TB31598.	VA0001653323
TOMMY BAHAMA GROUP, INC.	(74) TB31599.	VA0001653329
TOMMY BAHAMA GROUP, INC.	(74) TB31601.	VA0001653274
TOMMY BAHAMA GROUP, INC.	(74) TB31606.	VA0001653339
TOMMY BAHAMA GROUP, INC.	(74) TB31610.	VA0001647644
TOMMY BAHAMA GROUP, INC.	(74) TB31618.	VA0001653338
TOMMY BAHAMA GROUP, INC.	(74) TB9449.	VA0001653284

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(74) TB9450.	VA0001653277
TOMMY BAHAMA GROUP, INC.	(74) TB9451.	VA0001653286
TOMMY BAHAMA GROUP, INC.	(74) TB9453.	VA0001653280
TOMMY BAHAMA GROUP, INC.	(74) TB9455.	VA0001653276
TOMMY BAHAMA GROUP, INC.	(74) TB9457.	VA0001653289
TOMMY BAHAMA GROUP, INC.	(74) TB9458.	VA0001653258
TOMMY BAHAMA GROUP, INC.	(74) TB9459.	VA0001653281
TOMMY BAHAMA GROUP, INC.	(74) TB9461.	VA0001653267
TOMMY BAHAMA GROUP, INC.	(74) TB9462.	VA0001653265
TOMMY BAHAMA GROUP, INC.	(74) TB9463.	VA0001653279
TOMMY BAHAMA GROUP, INC.	(74) TB9464.	VA0001653246
TOMMY BAHAMA GROUP, INC.	(74) TB9466.	VA0001653256
TOMMY BAHAMA GROUP, INC.	(74) TB9469.	VA0001653248
TOMMY BAHAMA GROUP, INC.	(74) TB9471.	VA0001653282
TOMMY BAHAMA GROUP, INC.	(74) TB9476.	VA0001653293
TOMMY BAHAMA GROUP, INC.	(74) TB9477.	VA0001653249
TOMMY BAHAMA GROUP, INC.	(74) TBYD3439.	VA0001647647
TOMMY BAHAMA GROUP, INC.	(81) GP129.	VA0001631996
TOMMY BAHAMA GROUP, INC.	(81) GP130.	VA0001632004
TOMMY BAHAMA GROUP, INC.	(81) GP142.	VA0001631993
TOMMY BAHAMA GROUP, INC.	(81) GP2078.	VA0001632005

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(81) GP2088.	VA0001632525
TOMMY BAHAMA GROUP, INC.	(81) GP2101.	VA0001631998
TOMMY BAHAMA GROUP, INC.	(81) GP2122.	VA0001631999
TOMMY BAHAMA GROUP, INC.	(81) GP2130.	VA0001632003
TOMMY BAHAMA GROUP, INC.	(81) GP422.	VA0001632006
TOMMY BAHAMA GROUP, INC.	(81) GYD2105.	VA0001632523
Tommy Bahama Group, Inc.	(81) IS3199 BONSAI.	VAu000954831
TOMMY BAHAMA GROUP, INC.	(81) TB1221.	VA0001632977
TOMMY BAHAMA GROUP, INC.	(81) TB2977.	VA0001632976
TOMMY BAHAMA GROUP, INC.	(81) TB31422.	VA0001632974
TOMMY BAHAMA GROUP, INC.	(81) TB31631.	VA0001632970
TOMMY BAHAMA GROUP, INC.	(81) TB31635.	VA0001632971
TOMMY BAHAMA GROUP, INC.	(81) TB31643.	VA0001632973
TOMMY BAHAMA GROUP, INC.	(81) TB31646.	VA0001632975
TOMMY BAHAMA GROUP, INC.	(81) TB31648.	VA0001632978
TOMMY BAHAMA GROUP, INC.	(81) TB31649.	VA0001634025
TOMMY BAHAMA GROUP, INC.	(81) TB31654.	VA0001634024
TOMMY BAHAMA GROUP, INC.	(81) TB31656.	VA0001634023
TOMMY BAHAMA GROUP, INC.	(81) TB31657.	VA0001634022
TOMMY BAHAMA GROUP, INC.	(81) TB31660.	VA0001634021
TOMMY BAHAMA GROUP, INC.	(81) TB31662.	VA0001634026

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(81) TB31667/TB31707.	VA0001634020
TOMMY BAHAMA GROUP, INC.	(81) TB31668.	VA0001634029
TOMMY BAHAMA GROUP, INC.	(81) TB31670.	VA0001634028
TOMMY BAHAMA GROUP, INC.	(81) TB31671.	VA0001634027
TOMMY BAHAMA GROUP, INC.	(81) TB31672.	VA0001633964
TOMMY BAHAMA GROUP, INC.	(81) TB31673.	VA0001633976
TOMMY BAHAMA GROUP, INC.	(81) TB31674.	VA0001633975
TOMMY BAHAMA GROUP, INC.	(81) TB31676.	VA0001633974
TOMMY BAHAMA GROUP, INC.	(81) TB31680.	VA0001633973
TOMMY BAHAMA GROUP, INC.	(81) TB31681.	VA0001633972
TOMMY BAHAMA GROUP, INC.	(81) TB31689.	VA0001633971
TOMMY BAHAMA GROUP, INC.	(81) TB31691.	VA0001633970
TOMMY BAHAMA GROUP, INC.	(81) TB31766.	VA0001633968
TOMMY BAHAMA GROUP, INC.	(81) TB9366.	VA0001633967
TOMMY BAHAMA GROUP, INC.	(81) TB9390.	VA0001633966
TOMMY BAHAMA GROUP, INC.	(81) TB9406.	VA0001633965
TOMMY BAHAMA GROUP, INC.	(81) TB9408.	VA0001633959
TOMMY BAHAMA GROUP, INC.	(81) TB9411.	VA0001633958
TOMMY BAHAMA GROUP, INC.	(81) TB9435.	VA0001633956
TOMMY BAHAMA GROUP, INC.	(81) TB9457.	VA0001633953
TOMMY BAHAMA GROUP, INC.	(81) TB9459.	VA0001633950

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(81) TB9482.	VA0001633960
TOMMY BAHAMA GROUP, INC.	(81) TB9483.	VA0001633951
TOMMY BAHAMA GROUP, INC.	(81) TB9484/TB31632.	VA0001633949
TOMMY BAHAMA GROUP, INC.	(81) TB9484/TB31632.	VA0001632972
TOMMY BAHAMA GROUP, INC.	(81) TB9485.	VA0001633948
TOMMY BAHAMA GROUP, INC.	(81) TB9486.	VA0001633946
TOMMY BAHAMA GROUP, INC.	(81) TB9490.	VA0001633955
TOMMY BAHAMA GROUP, INC.	(81) TB9492.	VA0001633182
TOMMY BAHAMA GROUP, INC.	(81) TB9493.	VA0001633172
TOMMY BAHAMA GROUP, INC.	(81) TB9496.	VA0001633173
TOMMY BAHAMA GROUP, INC.	(81) TB9497.	VA0001633174
TOMMY BAHAMA GROUP, INC.	(81) TB9498.	VA0001633176
TOMMY BAHAMA GROUP, INC.	(81) TB9502.	VA0001633181
TOMMY BAHAMA GROUP, INC.	(81) TB9503.	VA0001633177
TOMMY BAHAMA GROUP, INC.	(81) TB9504.	VA0001633178
TOMMY BAHAMA GROUP, INC.	(81) TB9507.	VA0001633179
TOMMY BAHAMA GROUP, INC.	(81) TB9508.	VA0001633180
TOMMY BAHAMA GROUP, INC.	(81) TB9512.	VA0001633175
TOMMY BAHAMA GROUP, INC.	(83) GP2179.	VA0001647558
TOMMY BAHAMA GROUP, INC.	(83) GP2202.	VA0001647559
TOMMY BAHAMA GROUP, INC.	(83) GWP149.	VA0001647553

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(83) GWP152.	VA0001647560
TOMMY BAHAMA GROUP, INC.	(83) GWP154.	VA0001653345
TOMMY BAHAMA GROUP, INC.	(83) GWP156.	VA0001653351
TOMMY BAHAMA GROUP, INC.	(83) GWP157.	VA0001653344
TOMMY BAHAMA GROUP, INC.	(83) GWP161.	VA0001653341
TOMMY BAHAMA GROUP, INC.	(83) GWP2171.	VA0001647562
TOMMY BAHAMA GROUP, INC.	(83) GWP2172.	VA0001647563
TOMMY BAHAMA GROUP, INC.	(83) GWP2185.	VA0001647551
TOMMY BAHAMA GROUP, INC.	(83) GWP2208.	VA0001647554
TOMMY BAHAMA GROUP, INC.	(83) T31952.	VA0001653354
TOMMY BAHAMA GROUP, INC.	(83) T32163.	VA0001653347
TOMMY BAHAMA GROUP, INC.	(83) T32169.	VA0001653340
TOMMY BAHAMA GROUP, INC.	(83) T32223.	VA0001653353
TOMMY BAHAMA GROUP, INC.	(83) T32226.	VA0001653348
TOMMY BAHAMA GROUP, INC.	(83) T32227.	VA0001653358
TOMMY BAHAMA GROUP, INC.	(83) TB2990/TB31732.	VA0001647672
TOMMY BAHAMA GROUP, INC.	(83) TB31747.	VA0001647673
TOMMY BAHAMA GROUP, INC.	(83) TB31748.	VA0001647670
TOMMY BAHAMA GROUP, INC.	(83) TB31751.	VA0001647674
TOMMY BAHAMA GROUP, INC.	(83) TB31761.	VA0001647671
TOMMY BAHAMA GROUP, INC.	(83) TB31763.	VA0001647668

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(83) TB31776.	VA0001647666
TOMMY BAHAMA GROUP, INC.	(83) TB31791.	VA0001647667
TOMMY BAHAMA GROUP, INC.	(83) TB31797.	VA0001647736
TOMMY BAHAMA GROUP, INC.	(83) TB9510.	VA0001647692
TOMMY BAHAMA GROUP, INC.	(83) TB9516.	VA0001647695
TOMMY BAHAMA GROUP, INC.	(83) TB9520.	VA0001647704
TOMMY BAHAMA GROUP, INC.	(83) TB9523.	VA0001647691
TOMMY BAHAMA GROUP, INC.	(83) TB9524.	VA0001647693
TOMMY BAHAMA GROUP, INC.	(83) TB9527.	VA0001647694
TOMMY BAHAMA GROUP, INC.	(83) TB9528.	VA0001647734
TOMMY BAHAMA GROUP, INC.	(83) TB9533.	VA0001647669
TOMMY BAHAMA GROUP, INC.	(83) TB9534.	VA0001647714
TOMMY BAHAMA GROUP, INC.	(83) TB9536.	VA0001647722
TOMMY BAHAMA GROUP, INC.	(83) TB9539.	VA0001647717
TOMMY BAHAMA GROUP, INC.	(83) TB9543.	VA0001647700
TOMMY BAHAMA GROUP, INC.	(83) TB9544.	VA0001647709
TOMMY BAHAMA GROUP, INC.	(83) TB9545.	VA0001647727
TOMMY BAHAMA GROUP, INC.	(84)T32291.	VA0001653712
TOMMY BAHAMA GROUP, INC.	(84)T32292.	VA0001653709
TOMMY BAHAMA GROUP, INC.	(84)T32298.	VA0001653707
TOMMY BAHAMA GROUP, INC.	(84)T32307.	VA0001653714

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(84)T32323.	VA0001653699
TOMMY BAHAMA GROUP, INC.	(84)TB31816.	VA0001657517
TOMMY BAHAMA GROUP, INC.	(84)TB31819.	VA0001657528
TOMMY BAHAMA GROUP, INC.	(84)TB31827B.	VA0001657534
TOMMY BAHAMA GROUP, INC.	(84)TB31828.	VA0001657495
TOMMY BAHAMA GROUP, INC.	(84)TB31830.	VA0001657511
TOMMY BAHAMA GROUP, INC.	(84)TB31831.	VA0001657538
TOMMY BAHAMA GROUP, INC.	(84)TB31836.	VA0001657540
TOMMY BAHAMA GROUP, INC.	(84)TB31840A.	VA0001657503
TOMMY BAHAMA GROUP, INC.	(84)TB31846.	VA0001657501
TOMMY BAHAMA GROUP, INC.	(84)TB31852.	VA0001657525
TOMMY BAHAMA GROUP, INC.	(84)TB31855.	VA0001657479
TOMMY BAHAMA GROUP, INC.	(84)TB31856.	VA0001657485
TOMMY BAHAMA GROUP, INC.	(84)TB31859.	VA0001657481
TOMMY BAHAMA GROUP, INC.	(84)TB31870.	VA0001657484
TOMMY BAHAMA GROUP, INC.	(84)TB31873.	VA0001653702
TOMMY BAHAMA GROUP, INC.	(84)TB31877.	VA0001657487
TOMMY BAHAMA GROUP, INC.	(84)TB31878.	VA0001657493
TOMMY BAHAMA GROUP, INC.	(84)TB31885.	VA0001657497
TOMMY BAHAMA GROUP, INC.	(84)TB9512.	VA0001657494
TOMMY BAHAMA GROUP, INC.	(84)TB9547.	VA0001657488

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(84)TB9548.	VA0001657491
TOMMY BAHAMA GROUP, INC.	(84)TB9555.	VA0001647654
TOMMY BAHAMA GROUP, INC.	(84)TB9556.	VA0001647655
TOMMY BAHAMA GROUP, INC.	(84)TB9559.	VA0001647659
TOMMY BAHAMA GROUP, INC.	(84)TB9561.	VA0001647660
TOMMY BAHAMA GROUP, INC.	(84)TB9562.	VA0001647651
TOMMY BAHAMA GROUP, INC.	(84)TB9564.	VA0001647662
TOMMY BAHAMA GROUP, INC.	(84)TB9569.	VA0001647663
TOMMY BAHAMA GROUP, INC.	(84)TB9574.	VA0001647665
TOMMY BAHAMA GROUP, INC.	(84)TB9575.	VA0001647614
TOMMY BAHAMA GROUP, INC.	(84)TB9576.	VA0001647664
TOMMY BAHAMA GROUP, INC.	(84)TBYD3608.	VA0001653705
TOMMY BAHAMA GROUP, INC.	(84)TBYD3610.	VA0001653676
TOMMY BAHAMA GROUP, INC.	(91) GP2227.	VA0001657937
TOMMY BAHAMA GROUP, INC.	(91) T32510.	VA0001659333
TOMMY BAHAMA GROUP, INC.	(91) T32514.	VA0001659061
TOMMY BAHAMA GROUP, INC.	(91) T32526.	VA0001659057
TOMMY BAHAMA GROUP, INC.	(91) T32527.	VA0001659038
TOMMY BAHAMA GROUP, INC.	(91) T32535.	VA0001659044
TOMMY BAHAMA GROUP, INC.	(91) T32542.	VA0001659380
TOMMY BAHAMA GROUP, INC.	(91) T9592.	VA0001659344

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(91) TB20012.	VA0001657948
TOMMY BAHAMA GROUP, INC.	(91) TB20019.	VA0001657936
TOMMY BAHAMA GROUP, INC.	(91) TB31447.	VA0001657946
TOMMY BAHAMA GROUP, INC.	(91) TB31909.	VA0001657945
TOMMY BAHAMA GROUP, INC.	(91) TB31921.	VA0001657943
TOMMY BAHAMA GROUP, INC.	(91) TB31926.	VA0001658036
TOMMY BAHAMA GROUP, INC.	(91) TB31928.	VA0001658025
TOMMY BAHAMA GROUP, INC.	(91) TB31930.	VA0001658035
TOMMY BAHAMA GROUP, INC.	(91) TB31931.	VA0001658038
TOMMY BAHAMA GROUP, INC.	(91) TB31934A/TB31934B.	VA0001661399
TOMMY BAHAMA GROUP, INC.	(91) TB31935.	VA0001661738
TOMMY BAHAMA GROUP, INC.	(91) TB31937.	VA0001661735
TOMMY BAHAMA GROUP, INC.	(91) TB31938.	VA0001661732
TOMMY BAHAMA GROUP, INC.	(91) TB31943.	VA0001661402
TOMMY BAHAMA GROUP, INC.	(91) TB31944A+B/TBEM977.	VA0001661442
TOMMY BAHAMA GROUP, INC.	(91) TB31947.	VA0001661436
TOMMY BAHAMA GROUP, INC.	(91) TB31948.	VA0001661717
TOMMY BAHAMA GROUP, INC.	(91) TB31949.	VA0001661727
TOMMY BAHAMA GROUP, INC.	(91) TB31952.	VA0001661728
TOMMY BAHAMA GROUP, INC.	(91) TB31955.	VA0001660423
TOMMY BAHAMA GROUP, INC.	(91) TB31956.	VA0001660420

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(91) TB31958.	VA0001660587
TOMMY BAHAMA GROUP, INC.	(91) TB31962A.	VA0001660418
TOMMY BAHAMA GROUP, INC.	(91) TB31964.	VA0001660419
TOMMY BAHAMA GROUP, INC.	(91) TB31965/TBEM988.	VA0001660417
TOMMY BAHAMA GROUP, INC.	(91) TB31968.	VA0001660416
TOMMY BAHAMA GROUP, INC.	(91) TB31977.	VA0001660424
TOMMY BAHAMA GROUP, INC.	(91) TB31978.	VA0001660422
TOMMY BAHAMA GROUP, INC.	(91) TB31985.	VA0001660421
TOMMY BAHAMA GROUP, INC.	(91) TB31987/TBEM8.	VA0001661401
TOMMY BAHAMA GROUP, INC.	(91) TB9578.	VA0001661412
TOMMY BAHAMA GROUP, INC.	(91) TB9579.	VA0001661410
TOMMY BAHAMA GROUP, INC.	(91) TB9581.	VA0001661408
TOMMY BAHAMA GROUP, INC.	(91) TB9582.	VA0001661405
TOMMY BAHAMA GROUP, INC.	(91) TB9585.	VA0001661403
TOMMY BAHAMA GROUP, INC.	(91) TB9586.	VA0001659377
TOMMY BAHAMA GROUP, INC.	(91) TB9589.	VA0001659340
TOMMY BAHAMA GROUP, INC.	(91) TB9590.	VA0001659098
TOMMY BAHAMA GROUP, INC.	(91) TB9595.	VA0001659364
TOMMY BAHAMA GROUP, INC.	(91) TB9596.	VA0001659368
TOMMY BAHAMA GROUP, INC.	(91) TB9598.	VA0001661426
TOMMY BAHAMA GROUP, INC.	(91) TB9599.	VA0001659372

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	(91) TB9605.	VA0001659328
TOMMY BAHAMA GROUP, INC.	(91) TB9608.	VA0001659049
TOMMY BAHAMA GROUP, INC.	(91) TB9611.	VA0001659073
TOMMY BAHAMA GROUP, INC.	(91) TB9612.	VA0001659135
TOMMY BAHAMA GROUP, INC.	(91) TB9613/TB1238.	VA0001659069
TOMMY BAHAMA GROUP, INC.	(91) TB9614.	VA0001659065
TOMMY BAHAMA GROUP, INC.	(91) TB9616.	VA0001659116
TOMMY BAHAMA GROUP, INC.	(91) TB9617.	VA0001659103
TOMMY BAHAMA GROUP, INC.	(91) TB9618.	VA0001659336
TOMMY BAHAMA GROUP, INC.	(91) TB9620.	VA0001659032
TOMMY BAHAMA GROUP, INC.	(91) TBG EMB68.	VA0001659122
TOMMY BAHAMA GROUP, INC.	(91) TBG EMB70.	VA0001659083
Tommy Bahama Group, Inc.	Agave jungle : (64) TB31349.	VA0001404772
TOMMY BAHAMA GROUP, INC.	ALL SHOOK UP.	VA0001633954
Tommy Bahama Group, Inc.	Amazon palm : no. (71) TB31407.	VA0001399075
Tommy Bahama Group, Inc.	Anchor’s away : no. (61) TB31117.	VAu000700398
Tommy Bahama Group, Inc.	Apertif : no. (73) TB31528.	VA0001416775
Tommy Bahama Group, Inc.	Aqua bloom : no. (61) TB9305.	VAu000700417
Tommy Bahama Group, Inc.	Aruba palms : (54) TBYD3150.	VAu000676353
Tommy Bahama Group, Inc.	Aruban nights : (54) TB31011/9277.	VAu000676350
Tommy Bahama Group, Inc.	Back to Pair-A-Dice.	VAu000956412
Tommy Bahama Group, Inc.	Backseat Grill.	VAu000956416
Tommy Bahama Group, Inc.	Bahama bam boo : no. (53) TB30456.	VAu000672937
Tommy Bahama Group, Inc.	Bahama henna : no. (61)TB2784.	VA0001383819
Tommy Bahama Group, Inc.	Baja breeze : (54) TB31070	VAu000676347

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Balinese blossoms : no. (61)TB31127 (wovens)/TB2809(knits)	VA0001383824
Tommy Bahama Group, Inc.	Bamboo aboard : no. (61) TB31087.	VAu000700429
Tommy Bahama Group, Inc.	Bamboo cove : no. (73) TB31490.	VA0001416767
Tommy Bahama Group, Inc.	Bamboo haku : no. (61) TB31202.	VAu000700438
Tommy Bahama Group, Inc.	Bamboo island.	VAu000729412
Tommy Bahama Group, Inc.	Banana tienda : no. (61) TB31088.	VAu000700430
Tommy Bahama Group, Inc.	Bandana beauty.	VAu000725443
TOMMY BAHAMA GROUP, INC.	BAREFOOT BAR.	VAu000963177
Tommy Bahama Group, Inc.	Batik la chique : no. (73) TB31488.	VA0001416744
Tommy Bahama Group, Inc.	BBQ eskew : (64) TB9382/TB9383.	VA0001404756
Tommy Bahama Group, Inc.	Beautiful orchid.	VAu000729415
Tommy Bahama Group, Inc.	Beautiful orchid engineered.	VAu000729411
Tommy Bahama Group, Inc.	Beauty on the beach : (64) TB9385.	VA0001404757
Tommy Bahama Group, Inc.	Bed with leaf pattern linens.	VAu000647382
Tommy Bahama Group, Inc.	Beyond the bungalow : no. (61)TB31148.	VA0001383828
Tommy Bahama Group, Inc.	Big bird.	VAu000665729
TOMMY BAHAMA GROUP, INC.	BILL COLLECTOR BAR.	VAu000957155
Tommy Bahama Group, Inc.	Bird is the word : (64) TB9264.	VA0001404769
Tommy Bahama Group, Inc.	Bird watching : no. 63 TB31264.	VA0001356796
Tommy Bahama Group, Inc.	Birds afloat : no. (53) TB2727.	VAu000672942
Tommy Bahama Group, Inc.	Bloom service : no. (61) TB9299	VAu000700414
Tommy Bahama Group, Inc.	Blossoms galore.	VAu000702559
TOMMY BAHAMA GROUP, INC.	BOARDS OF A FEATHER.	VAu000957595
Tommy Bahama Group, Inc.	Bombay blooms : no. (53) TB30951/9251.	VAu000672946
Tommy Bahama Group, Inc.	Bombay greetings : (63) TB31241.	VA0001356865

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Bordeaux blooms : no. (73) TB31496.	VA0001416756
Tommy Bahama Group, Inc.	Born to swing.	VAu000685936
Tommy Bahama Group, Inc.	Brighten beachy : (64) TB9367.	VA0001404762
Tommy Bahama Group, Inc.	Bungalow blooms : GP108.	VA0001404794
Tommy Bahama Group, Inc.	Bungalow Blues.	VAu000972581
Tommy Bahama Group, Inc.	Bungalow Blues Garden.	VAu000956108
Tommy Bahama Group, Inc.	Bungalow Blues Jamboree.	VAu000956132
Tommy Bahama Group, Inc.	Bungalow Blues Played in the Shade.	VAu000956139
Tommy Bahama Group, Inc.	Bursting Bouquet : no. TB (53)30916.	VAu000667410
Tommy Bahama Group, Inc.	Cactus cantina : (54) TB31009/9547.	VAu000676368
Tommy Bahama Group, Inc.	Calistoga canopy : no. (73) TB31485.	VA0001416769
Tommy Bahama Group, Inc.	Call to hula : (63) TB31255.	VA0001356864
Tommy Bahama Group, Inc.	Capri coast dress and skirt.	VA0001427900
Tommy Bahama Group, Inc.	Capri coast shirt.	VA0001427892
Tommy Bahama Group, Inc.	Carnival garden : (71) TB31402.	VA0001404798
Tommy Bahama Group, Inc.	Casa Blanca ; Azul.	VAu000665719
Tommy Bahama Group, Inc.	Casa Blanca ; Rojo.	VAu000665720
Tommy Bahama Group, Inc.	Casa de flora : (64) TB9366.	VA0001404763
Tommy Bahama Group, Inc.	Casa del Habano : no. (53) TB30928/9545.	VAu000672941
Tommy Bahama Group, Inc.	Casino Coast : (64) TB31357.	VA0001404776
TOMMY BAHAMA GROUP, INC.	CASTING CALL.	VAu000957209
Tommy Bahama Group, Inc.	Casual moments.	VAu000725445
Tommy Bahama Group, Inc.	Cat-chi : no. (54) TB30981.	VAu000672345
Tommy Bahama Group, Inc.	Cat’s meow : no. (54) TB30984.	VAu000672344
Tommy Bahama Group, Inc.	Celebration : no. TB (53)30954.	VAu000667418
Tommy Bahama Group, Inc.	Chair affair.	VAu000725444
Tommy Bahama Group, Inc.	Channel surfer : no. (71) TB9400.	VA0001399057
Tommy Bahama Group, Inc.	Charms of the kasbah : no. (61)TB31138(wovens)/TB31137(borders)	VA0001383822
Tommy Bahama Group, Inc.	Cherry blossom dress.	VAu000729416
Tommy Bahama Group, Inc.	Cherry blossom scarf : no. (64)TW7226.	VAu000734883

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Cherry blossom skirt.	VAu000729414
Tommy Bahama Group, Inc.	Chill time denim.	VAu000725449
Tommy Bahama Group, Inc.	Citrus garden : no. (61)TB2790 (knit/TB31145(woven)	VA0001383829
Tommy Bahama Group, Inc.	Clear flower.	VAu000668308
Tommy Bahama Group, Inc.	Climbing vines : no. (63)TB31331.	VAu000695531
Tommy Bahama Group, Inc.	Coastline craze : (54) TB31034/9280.	VAu000676356
Tommy Bahama Group, Inc.	Cocktail cruise : (63) TB9345.	VA0001356856
Tommy Bahama Group, Inc.	Conga Miranda : T31640 (embroidered shirt)	VAu000744762
Tommy Bahama Group, Inc.	Cool breeze beauty.	VAu000725440
Tommy Bahama Group, Inc.	Copa Cabana : GP107.	VA0001404779
Tommy Bahama Group, Inc.	Copabanana : (71) TB30680.	VA0001404790
Tommy Bahama Group, Inc.	Corsica cactus : (54) tb31016.	VAu000676337
Tommy Bahama Group, Inc.	Courtly columns : no. (61)TB31231.	VA0001383816
Tommy Bahama Group, Inc.	Coyote cove : no. (73) TB31493.	VA0001416764
Tommy Bahama Group, Inc.	Crustacean formation : no. (71) TB31445/TB9424.	VA0001399064
Tommy Bahama Group, Inc.	Cuban cove seeker : no. (61) TB9311.	VAu000700418
Tommy Bahama Group, Inc.	Cubano cascade : no. (61) TB9308.	VAu000700424
Tommy Bahama Group, Inc.	Daily double : no. T31807.	VAu000750258
Tommy Bahama Group, Inc.	Dancing daylight : no. (54) TB31063.	VAu000672348
Tommy Bahama Group, Inc.	Del sol stripe ; Agua.	VAu000665717
Tommy Bahama Group, Inc.	Del sol stripe ; Limon.	VAu000665718
Tommy Bahama Group, Inc.	Desert jungle : no. TBW30070	VAu000747021
TOMMY BAHAMA GROUP, INC.	DESERT PHOENIX.	VAu000957221
Tommy Bahama Group, Inc.	Desert surf : no. (73) TB31530.	VA0001416758
TOMMY BAHAMA GROUP, INC.	DESPERATE STEAK KNIVES	VAu000957156
Tommy Bahama Group, Inc.	Destination relaxation : no. (71) TB9399.	VA0001399065
Tommy Bahama Group, Inc.	Destination vacation : (71) TB9411.	VA0001396861

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Destination vacation towel : TR727 (towel).	VAu000744769
Tommy Bahama Group, Inc.	Dive & dash : (64) TB9369.	VA0001404764
Tommy Bahama Group, Inc.	Diver’s delight : no. (61) TB9318.	VAu000700406
Tommy Bahama Group, Inc.	Don Juan de palmo : no. (61) TB31094.	VAu000700399
TOMMY BAHAMA GROUP, INC.	DOWN SHIFT	VAu000963174
Tommy Bahama Group, Inc.	Dragon racing : (54) TB31012/9273/9546.	VAu000676341
Tommy Bahama Group, Inc.	Dune garden : no. (73) TB31531.	VA0001416774
Tommy Bahama Group, Inc.	Early bird : (64) TB31352.	VA0001404750
Tommy Bahama Group, Inc.	El Grande : no. (53) TB30949.	VAu000672929
TOMMY BAHAMA GROUP, INC.	EX PRESIDENTE’ CAMP.	VAu000957464
Tommy Bahama Group, Inc.	Fade Out Ave. : no. (61) TB9320.	VAu000700404
Tommy Bahama Group, Inc.	Fall fronds : no. (63)TB2862.	VAu000695535
Tommy Bahama Group, Inc.	Fan club : no. (61) TB31116.	VAu000700407
Tommy Bahama Group, Inc.	Fan mail : no. (73) TB9441.	VA0001416754
Tommy Bahama Group, Inc.	Fanbrella : no. (61) TB31110.	VAu000700434
Tommy Bahama Group, Inc.	Fantango : no. (61) TB31076.	VAu000700445
Tommy Bahama Group, Inc.	Fields of paradise : no. TB(53) 30947.	VAu000667397
Tommy Bahama Group, Inc.	Fiesta stripe : Azul : And rojo.	VAu000678182
Tommy Bahama Group, Inc.	Filigree paisley : no. TBW30060.	VAu000747019
Tommy Bahama Group, Inc.	Final Shakedown.	VAu000960109
Tommy Bahama Group, Inc.	Finding Reno : (64) TB9374.	VA0001404770
Tommy Bahama Group, Inc.	Fire floral : no. TB (52)30895.	VAu000667402
Tommy Bahama Group, Inc.	Fire floral : no. TB(53) 30885 ENG.	VAu000667392
TOMMY BAHAMA GROUP, INC.	FISH & CHICKS.	VAu000957154
Tommy Bahama Group, Inc.	Fish ‘n’ chicks : (64) TB9384.	VA0001404773
Tommy Bahama Group, Inc.	Five O’Clock Shadow.	VAu000956727
TOMMY BAHAMA GROUP, INC.	FLAMINGO LANES.	VAu000957204
Tommy Bahama Group, Inc.	Fleur de force : no. (63)TB2845/31285.	VAu000695530

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Fleur Island : (54) TB31001.	VAu000676358
Tommy Bahama Group, Inc.	Flora aura : no. (71) TB31415.	VA0001399079
Tommy Bahama Group, Inc.	Flora bora jacquard.	VA0001427897
Tommy Bahama Group, Inc.	Flora da keys : no. (53) TB9258.	VAu000672928
Tommy Bahama Group, Inc.	Floral fiesta : no. (53)30897.	VAu000667409
Tommy Bahama Group, Inc.	Floral reflections : no. (73) TB31504.	VA0001416752
Tommy Bahama Group, Inc.	Flotilla : no. (61) TB31077.	VAu000700405
Tommy Bahama Group, Inc.	Fluer de France : (54) TB9285.	VAu000676355
TOMMY BAHAMA GROUP, INC.	G3046.	VAu000977586
TOMMY BAHAMA GROUP, INC.	G3047.	VAu000977579
TOMMY BAHAMA GROUP, INC.	G3049.	VAu000977582
Tommy Bahama Group, Inc.	Garden mirage.	VAu000725451
Tommy Bahama Group, Inc.	Garden of hope & courage/borders of paradise : no. (53) TB30872/TB9264.	VAu000672949
Tommy Bahama Group, Inc.	Garden of hope & courage, HOL 05 : (54) TB31074.	VAu000676351
Tommy Bahama Group, Inc.	Garden of hope and courage fall 07 : no. (73) TB31512.	VA0001416760
Tommy Bahama Group, Inc.	Garden of hope and courage spring ‘06/bourbon bloom : no. (61) TB31106/9555.	VAu000700440
Tommy Bahama Group, Inc.	Gateway of India: no. 63 TB31244.	VA0001356795
Tommy Bahama Group, Inc.	Geisha gardens : no. (61) TB31198.	VAu000700437
Tommy Bahama Group, Inc.	Ginger lei : no. (61) TB31107.	VAu000700420
Tommy Bahama Group, Inc.	Ginger sail : no. TB (53)30971.	VAu000667420
Tommy Bahama Group, Inc.	Glass menagerie : no. (54) TB2761, (54) TB2734, (54) TB30998.	VAu000672352
Tommy Bahama Group, Inc.	Grand Prix : (64) TB31362.	VA0001404765
Tommy Bahama Group, Inc.	Halelani view : (64) TB31365.	VA0001404758
Tommy Bahama Group, Inc.	Hammock lounger : no. (53) TB30835.	VAu000667412
Tommy Bahama Group, Inc.	Havana Blast Ave. : no. (61) TB9307.	VAu000700412

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Havana heat : no. (61) TB31217/31218.	VAu000700444
Tommy Bahama Group, Inc.	Hawaiiain ginger.	VAu000685941
Tommy Bahama Group, Inc.	Hawaiian garden : (64) TB31111.	VA0001404767
Tommy Bahama Group, Inc.	Hawaiian hiatus : (71) TB9408.	VA0001396863
Tommy Bahama Group, Inc.	Hawaiian shirt plate.	VAu000685938
Tommy Bahama Group, Inc.	Head over heels : GP283.	VA0001404795
Tommy Bahama Group, Inc.	Her split decision.	VAu000725442
Tommy Bahama Group, Inc.	HIBISCUS AHOY.	VA0001640263
Tommy Bahama Group, Inc.	Hibiscus blues : no. (61) TB31085.	VAu000700436
Tommy Bahama Group, Inc.	Hibiscus high road : no. (73) TB9426.	VA0001416761
Tommy Bahama Group, Inc.	Hibiscus mistress : no. (53) TB30923/9259.	VAu000672953
Tommy Bahama Group, Inc.	Hibiscus parade : no. (61) TB31204.	VAu000700421
Tommy Bahama Group, Inc.	Hidden fruit : no. (53) TB2726.	VAu000672933
Tommy Bahama Group, Inc.	Hidden hibiscus: (64) TB31374.	VA0001404752
Tommy Bahama Group, Inc.	Hidden hibiscus: (54) TB2774.	VAu000672337
Tommy Bahama Group, Inc.	Highway to my way : no. (63) TB9360.	VA0001349265
Tommy Bahama Group, Inc.	Hip trip : no. (73) TB9434.	VA0001416763
Tommy Bahama Group, Inc.	Hokkaido hibiscus : no. (61) TB31109	VAu000700401
Tommy Bahama Group, Inc.	Hold’em & fold’em : (64) TB31361.	VA0001404751
Tommy Bahama Group, Inc.	Honey, I blew up the pineapple : no. (71) TB9418.	VA0001399077
Tommy Bahama Group, Inc.	Hot tropics ; Indigo.	VAu000665728
Tommy Bahama Group, Inc.	Hot tropics ; Mango.	VAu000665727
Tommy Bahama Group, Inc.	Hotel Bombay Lounge.	VAu000703507
Tommy Bahama Group, Inc.	Hula lookin’ at : no. (71) TB9391.	VA0001399068
TOMMY BAHAMA GROUP, INC.	HULA LOTTA SHAKIN’.	VAu000957190
Tommy Bahama Group, Inc.	Hum a little song.	VAu000702562
Tommy Bahama Group, Inc.	Ink blossom : no. TBW30077.	VAu000747018
Tommy Bahama Group, Inc.	Ink blossoms allover : no. (61)TB31225.	VA0001383815

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Ink blossoms : no. (61)TB31220.	VA0001383834
Tommy Bahama Group, Inc.	Ironwork : no. (64)TW30528, TW60557, TW60227.	VAu000734886
Tommy Bahama Group, Inc.	Island canopy.	VA0001427895
Tommy Bahama Group, Inc.	Island canvas : (63) TB9356.	VA0001356863
Tommy Bahama Group, Inc.	Island flora : no. TBW2023.	VAu000747023
Tommy Bahama Group, Inc.	Island fronds.	VAu000729410
Tommy Bahama Group, Inc.	Island grove : (71) TB31428.	VA0001404781
Tommy Bahama Group, Inc.	Island imprints : no. (53) TB30933.	VAu000672960
Tommy Bahama Group, Inc.	Island Mirage Ave. : no. (61) TB9330.	VAu000700400
Tommy Bahama Group, Inc.	Island palm-palms : (63) TB31236.	VA0001356859
Tommy Bahama Group, Inc.	Island reserve : no. (73) TB31492.	VA0001416742
Tommy Bahama Group, Inc.	Island rockstar : T31551 (embroidered shirt).	VAu000744763
Tommy Bahama Group, Inc.	Island shadows.	VAu000729413
Tommy Bahama Group, Inc.	Java see java do : no. (61) TB9317.	VAu000700402
Tommy Bahama Group, Inc.	Jeans that rock!	VAu000725450
Tommy Bahama Group, Inc.	Jewel of the Isle : no. (71) TB31417.	VA0001399058
Tommy Bahama Group, Inc.	Jungle shakedown.	VAu000703509
Tommy Bahama Group, Inc.	Ka-Bloom ; Azul.	VAu000665725
Tommy Bahama Group, Inc.	Ka-Bloom ; Bojo.	VAu000665726
Tommy Bahama Group, Inc.	Kaleidascope floral	VAu000702564
Tommy Bahama Group, Inc.	King cone : (54) TB31053.	VAu000676367
Tommy Bahama Group, Inc.	King of blues : no. (61) TB31216.	VAu000700431
Tommy Bahama Group, Inc.	King of cool.	VAu000685937
Tommy Bahama Group, Inc.	Kitty’s purr : no. (54) TB2738.	VAu000672347
Tommy Bahama Group, Inc.	Knot a floral shirt.	VA0001427898
Tommy Bahama Group, Inc.	Knot a floral shirt.	VA0001427893
Tommy Bahama Group, Inc.	LA to Las Vegas : no. (61) TB31119/9554.	VAu000700410
Tommy Bahama Group, Inc.	Lady Luau : (64) TB31364.	VA0001404774
Tommy Bahama Group, Inc.	Lanikai leaves : (64) TB31367.	VA0001404766
Tommy Bahama Group, Inc.	Last cantina : (54) TB31005.	VAu000676363
Tommy Bahama Group, Inc.	Late harvest : no. (73) TB31486.	VA0001416779

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Lattice border : no. (64)TW30520.	VAu000734887
Tommy Bahama Group, Inc.	Lava lounge : (63) TB9333.	VA0001356858
Tommy Bahama Group, Inc.	Leaf bazaar.	VAu000729409
Tommy Bahama Group, Inc.	Leaf me here : (64) TB31371.	VA0001404761
Tommy Bahama Group, Inc.	Leaful weapon : (71) TB9397/TB9413.	VA0001404782
Tommy Bahama Group, Inc.	Leaves fallin’ : no. (61) TB9352.	VAu000700409
Tommy Bahama Group, Inc.	Lei Down & Relax.	VAu000956415
Tommy Bahama Group, Inc.	Lei ‘n’ around : no. (61) TB9302.	VAu000700411
Tommy Bahama Group, Inc.	Lei’n around : no. (73) TB9435.	VA0001416759
Tommy Bahama Group, Inc.	Lei’z daze : no. (71) TB9394.	VA0001399059
Tommy Bahama Group, Inc.	Linen on shelves.	VAu000647381
Tommy Bahama Group, Inc.	Linen reef : (71) TB31447.	VA0001396857
Tommy Bahama Group, Inc.	Linework floral.	VAu000702561
Tommy Bahama Group, Inc.	Live bait : no. (53) TB30877/TB9248.	VAu000672952
Tommy Bahama Group, Inc.	Loafers on end table.	VAu000647368
Tommy Bahama Group, Inc.	Longboard Cigars.	VAu000958905
Tommy Bahama Group, Inc.	LOON RIVER (74) TB31570.	VA0001627065
Tommy Bahama Group, Inc.	Lost and swinging : T31656 (embroidered shirt)	VAu000744766
Tommy Bahama Group, Inc.	Lost lagoon seeker : no. (61) TB9304.	VAu000700428
Tommy Bahama Group, Inc.	Lotus maximus : (54) TB31071/9284.	VAu000676357
Tommy Bahama Group, Inc.	Lounge Wizard	VAu000956423
Tommy Bahama Group, Inc.	Luau sunset : no. (71) TB31451.	VA0001399071
Tommy Bahama Group, Inc.	Lucky streak : no. (71) TB9393.	VA0001399066
Tommy Bahama Group, Inc.	Lunar festival : no. (71) TB31425.	VA0001399073
Tommy Bahama Group, Inc.	Lunar lotus : (54) TB31054/9286.	VAu000676346
Tommy Bahama Group, Inc.	Madeira floral : no. TBW30055.	VAu000747015
Tommy Bahama Group, Inc.	Madeira jacquard : no. TWJ73001.	VAu000747022
Tommy Bahama Group, Inc.	Mai-tie (dye) : Mango : And lily pad : And indigo.	VAu000678181
Tommy Bahama Group, Inc.	Maiden Monaco.	VA0001393468
Tommy Bahama Group, Inc.	Man and his guitar.	VAu000725448

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Man and woman embracing love.	VAu000647375
Tommy Bahama Group, Inc.	Man and woman embracing on beach.	VAu000647373
Tommy Bahama Group, Inc.	Man and woman embracing under palm tree.	VAu000647372
Tommy Bahama Group, Inc.	Man and woman in glasses.	VAu000668305
Tommy Bahama Group, Inc.	Man and woman in happy embrace.	VAu000647377
Tommy Bahama Group, Inc.	Man standing in doorway.	VAu000647378
Tommy Bahama Group, Inc.	Manor de mango : (54) TB31050/9283.	VAu000676342
Tommy Bahama Group, Inc.	Man’s feet in sandals.	VAu000647376
Tommy Bahama Group, Inc.	Man’s watch 10:10.	VAu000647383
Tommy Bahama Group, Inc.	Mardi Gras mirage : no. (71) TB30557.	VA0001399070
Tommy Bahama Group, Inc.	Margarita bloom : no. (64) TB31355.	VA0001402541
Tommy Bahama Group, Inc.	Marina half price : (54) TB9289.	VAu000676360
TOMMY BAHAMA GROUP, INC.	MARLIN LINE-UP.	VAu000957203
TOMMY BAHAMA GROUP, INC.	MARLIN MAYHEM	VAu000963176
Tommy Bahama Group, Inc.	Martini break : no. (71) TB31432.	VA0001399078
Tommy Bahama Group, Inc.	Martini gras : no. (61) TB31102.	VAu000700439
Tommy Bahama Group, Inc.	Masquerade mix : no. (71) TB31466.	VA0001399081
Tommy Bahama Group, Inc.	Maximum over chill : no. (73) TB9428.	VA0001416748
Tommy Bahama Group, Inc.	Medallion stallion : no. (53) TB30921/9256.	VAu000672934
Tommy Bahama Group, Inc.	Menage a palms : no. (53) TB30940.	VAu000672938
Tommy Bahama Group, Inc.	Mermaid on the rocks : TR2017 (tee)	VAu000744768
Tommy Bahama Group, Inc.	Mexican market ; (53) TB30896 green.	VAu000664534
Tommy Bahama Group, Inc.	Mexican market : no. (53) TB 30896.	VAu000667405
Tommy Bahama Group, Inc.	Miami heatwave : no. (71) TB31453.	VA0001399056

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Mirage collage : (71) TB9421.	VA0001396858
Tommy Bahama Group, Inc.	Mirror palms : (54) TB31019/9279.	VAu000676344
Tommy Bahama Group, Inc.	Mojito montage : no. (73) TB9427.	VA0001416770
Tommy Bahama Group, Inc.	Monkey’s wild : no. (53) TB30889.	VAu000672935
Tommy Bahama Group, Inc.	Moonlit jungle : no. TBW30059.	VAu000747032
Tommy Bahama Group, Inc.	Morrow Bay : no. (71) TB9404.	VA0001399061
Tommy Bahama Group, Inc.	Mosaic mambo : no. (61) TB31091.	VAu000700408
Tommy Bahama Group, Inc.	Mr. Martini : no. (71) TB31436.	VA0001401296
Tommy Bahama Group, Inc.	Muscat mirage : no. (73) TB31494.	VA0001416778
Tommy Bahama Group, Inc.	My maharaja : no. (61)TB31138(wovens)/ TB31139(border).	VA0001383820
Tommy Bahama Group, Inc.	Native bird.	VAu000665731
TOMMY BAHAMA GROUP, INC.	NATURAL BORN GRILLER.	VAu000957193
Tommy Bahama Group, Inc.	Nautical anchor.	VA0001427890
Tommy Bahama Group, Inc.	Nautical crest.	VA0001427888
Tommy Bahama Group, Inc.	Networth : T31650 (embroidered shirt)	VAu000744767
Tommy Bahama Group, Inc.	Never ending summer : no. 63 TB31297.	VA0001356794
Tommy Bahama Group, Inc.	New bird.	VAu000665730
Tommy Bahama Group, Inc.	New horizons : no. (54) TB2753B.	VAu000672340
Tommy Bahama Group, Inc.	Nostalgia flower : no. TB (53)30900.	VAu000667413
Tommy Bahama Group, Inc.	Nostalgia Ironwork : no. (53) TB 30931.	VAu000667406
Tommy Bahama Group, Inc.	Nostalgia : no. TB (53)30901.	VAu000667419
Tommy Bahama Group, Inc.	Oasis garden : no. (64)TW30537, TW60234, TW14234.	VAu000734884
Tommy Bahama Group, Inc.	Of Koi-ce : (71) TB31418.	VA0001404800
Tommy Bahama Group, Inc.	Off Shore Rocket.	VAu000956321
Tommy Bahama Group, Inc.	Off the deep end : T31641 (embroidered shirt)	VAu000744764

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Old Havanna : no. TB (53)3899A.	VAu000667415
Tommy Bahama Group, Inc.	On the prowl : no. (53) TB30942/9542.	VAu000672958
Tommy Bahama Group, Inc.	Orchards blossoms bouquet.	VAu000702560
Tommy Bahama Group, Inc.	Orchid sanctuary : no. (54) TB31022.	VAu000672349
Tommy Bahama Group, Inc.	Orchid you out : no. (61) TB31123.	VAu000700413
Tommy Bahama Group, Inc.	Orlando plume : no. (63) TB31233.	VA0001349267
Tommy Bahama Group, Inc.	Ornamental flowers : no. (63)TB2878.	VAu000695529
Tommy Bahama Group, Inc.	Pacific breeze : no. (73) TB31500.	VA0001416753
Tommy Bahama Group, Inc.	Painted palms : (64) TB31351.	VA0001404748
Tommy Bahama Group, Inc.	Paisley daze : no. (61)TB31137(woven)/ TB2779(knits).	VA0001383814
Tommy Bahama Group, Inc.	Paisley of paradise : (63) TB31252.	VA0001356854
Tommy Bahama Group, Inc.	Palm away : (54) TB31052/9275.	VAu000676362
Tommy Bahama Group, Inc.	Palm bounty : (54) TB9293.	VAu000676369
Tommy Bahama Group, Inc.	Palm date : no. (53) TB30922.	VAu000672947
Tommy Bahama Group, Inc.	Palm de provence : (54) TB2747.	VAu000676366
Tommy Bahama Group, Inc.	Palm Desert : no. TB31413.	VA0001398906
Tommy Bahama Group, Inc.	Palm Drive : no. TB30869 : TB2689.	VAu000657926
Tommy Bahama Group, Inc.	Palm eclipse : no. (53) TB30941.	VAu000672936
Tommy Bahama Group, Inc.	Palm flings : (71) TB31403.	VA0001404792
Tommy Bahama Group, Inc.	Palm mirage : no. (61) TB31121.	VAu000700425
Tommy Bahama Group, Inc.	Palm mirage : no. (64)TW60236, TW14230, TW8282.	VAu000734888
Tommy Bahama Group, Inc.	Palm O’ Rama : TR747 (golf towel)	VAu000744759
Tommy Bahama Group, Inc.	Palm of fame : no. (61) TB31100.	VAu000700422
Tommy Bahama Group, Inc.	Palm o’rama : no. (71) TB9406.	VA0001399067
Tommy Bahama Group, Inc.	Palm portrait : (54) TB31000.	VAu000676339
Tommy Bahama Group, Inc.	Palm relief : (54) TB9184.	VAu000676338

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Palm Springs postcard : (71) TB31452.	VA0001404793
Tommy Bahama Group, Inc.	Palm tree jungle.	VA0001427891
Tommy Bahama Group, Inc.	Palm tree place : no. (61)TB31149(wovens)/ TB2801(knits).	VA0001383823
Tommy Bahama Group, Inc.	Palmas ; Agua.	VAu000665723
Tommy Bahama Group, Inc.	Palmas ; Limon.	VAu000665724
Tommy Bahama Group, Inc.	Palms together : (54) TBYD2118.	VAu000676354
Tommy Bahama Group, Inc.	Palms unite : no. (73) TB31495.	VA0001416741
Tommy Bahama Group, Inc.	Paradise camp : no. (73) TB31491.	VA0001416765
TOMMY BAHAMA GROUP, INC.	PARADISE DISTILLED.	VAu000957208
Tommy Bahama Group, Inc.	Paradise grand prix.	VAu000703508
Tommy Bahama Group, Inc.	Paradise Hotel silk scarf.	VA0001427899
Tommy Bahama Group, Inc.	Paradise Nation.	VAu000956420
Tommy Bahama Group, Inc.	Paradise nation : no. T20709.	VAu000750261
TOMMY BAHAMA GROUP, INC.	PARADISE ON TAP.	VAu000957206
Tommy Bahama Group, Inc.	Paradise plunder.	VAu000713103
Tommy Bahama Group, Inc.	Paradise Ranch.	VAu000685935
Tommy Bahama Group, Inc.	Paradise Ranch (54) TB31017/9292.	VAu000676352
Tommy Bahama Group, Inc.	Paradise vintage : (54) TB31048.	VAu000676364
Tommy Bahama Group, Inc.	Parrots of the Caribbean : (64) TB31341.	VA0001404755
Tommy Bahama Group, Inc.	Party on : no. (73) TB9447.	VA0001416750
Tommy Bahama Group, Inc.	Passion for paradise : no. (73) TB9440.	VA0001416762
Tommy Bahama Group, Inc.	Peach orchard.	VAu000702567
Tommy Bahama Group, Inc.	Pele palm : no. (71) TB31456.	VA0001399074
Tommy Bahama Group, Inc.	Pelican cigar : no. T31769.	VAu000750259
Tommy Bahama Group, Inc.	Perfume and cologne on table.	VAu000647367
Tommy Bahama Group, Inc.	Phuket palms : (71) TB31422.	VA0001404791
Tommy Bahama Group, Inc.	Pier fun : no. (61) TB31080.	VAu000700441
Tommy Bahama Group, Inc.	Pina piñata : (54) TB31073.	VAu000676340
Tommy Bahama Group, Inc.	Pineapple express : no. T31715.	VAu000750260
Tommy Bahama Group, Inc.	Pineapple fiesta : no. (71) TB31450.	VA0001399072

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Pineapple oasis : no. (71) TB31437.	VA0001399062
Tommy Bahama Group, Inc.	Pineapple pop : no. (54) TB30981, (54) TB31032.	VAu000672346
Tommy Bahama Group, Inc.	Pineapple progression : no. (53) TB30880/9261.	VAu000672948
Tommy Bahama Group, Inc.	Pineapple rodeo.	VAu000685934
Tommy Bahama Group, Inc.	Pineapple row : no. (73) TB31482.	VA0001416771
Tommy Bahama Group, Inc.	Pineapple splash : (71) TB9409.	VA0001396862
Tommy Bahama Group, Inc.	Pineapple tumble : no. (71) TB31414.	VA0001399076
Tommy Bahama Group, Inc.	Pineapple voodoo : no. TB (53)30909.	VAu000667408
Tommy Bahama Group, Inc.	Pineapples in bowl.	VAu000668306
Tommy Bahama Group, Inc.	Pineapple salsa : no. (53) TB30769.	VAu000672959
Tommy Bahama Group, Inc.	Pisces rising : no. (53) TB30887.	VAu000672945
Tommy Bahama Group, Inc.	Place to be scene : (64) TB9371.	VA0001404760
Tommy Bahama Group, Inc.	Plaiding it cool : no. (61) TB9309.	VAu000700415
Tommy Bahama Group, Inc.	Playful poppies : no. (54) TB2741, (54) TB31033.	VAu000672335
Tommy Bahama Group, Inc.	Plumeria garden : no. (61)TB31229.	VA0001383826
Tommy Bahama Group, Inc.	Plumeria palace : (64) TB31358.	VA0001404759
Tommy Bahama Group, Inc.	Polly’s vacation : no. 63 TB31279.	VA0001356797
Tommy Bahama Group, Inc.	Ponderosa pineapples: (64) TB31399.	VA0001404768
Tommy Bahama Group, Inc.	Pool flower : GP106.	VA0001404788
Tommy Bahama Group, Inc.	Poolside tropics : (71) TB9405.	VA0001404778
Tommy Bahama Group, Inc.	Pop of Waikiki : no. (53) TB30952.	VAu000672939
Tommy Bahama Group, Inc.	Porcelain postcard motif box.	VAu000685939
Tommy Bahama Group, Inc.	Porcelain postcard motif tray.	VAu000685940
Tommy Bahama Group, Inc.	Portuguese medallion : no. TBW30064.	VAu000747016
Tommy Bahama Group, Inc.	Pro Hammock Tester.	VAu000956328
Tommy Bahama Group, Inc.	Proleisure tour : TR749 (golf towel)	VAu000744770

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Prowling around : (63) TB31256.	VA0001356855
Tommy Bahama Group, Inc.	Que syrah : no. (73) TB31527.	VA0001416746
Tommy Bahama Group, Inc.	Queen of Sheba : no. (61)TB31193.	VA0001383817
Tommy Bahama Group, Inc.	Rainforest retreat : no. (54) TB2752, (54) TB31023.	VAu000672353
Tommy Bahama Group, Inc.	Real estate : no. (53) TB31043.	VAu000672951
Tommy Bahama Group, Inc.	Relax resort : (71) TB9420.	VA0001396864
Tommy Bahama Group, Inc.	Relaxcursion : no. (73) TB9433.	VA0001416743
Tommy Bahama Group, Inc.	Rendezvous : no. (53) TB2703.	VAu000667414
Tommy Bahama Group, Inc.	Rest & relaxation : (64) TB9377.	VA0001404775
Tommy Bahama Group, Inc.	Rest with the best : TR733 (beach towel).	VAu000744760
Tommy Bahama Group, Inc.	(Retail special) : no. (73) TB31537.	VA0001416751
Tommy Bahama Group, Inc.	(Retail special) : no. (73) TB31546.	VA0001416768
Tommy Bahama Group, Inc.	Retro palms : (71) TB31401.	VA0001404789
Tommy Bahama Group, Inc.	Ride the tip.	VAu000703510
TOMMY BAHAMA GROUP, INC.	RIDE’EM COWBOYS.	VAu000957465
Tommy Bahama Group, Inc.	Riviera racer : (64) TB31359.	VA0001404745
Tommy Bahama Group, Inc.	Road princess.	VAu000725446
Tommy Bahama Group, Inc.	Romance island : no. TB (53)30955.	VAu000667407
Tommy Bahama Group, Inc.	Royal hibiscus : (64) TB31074.	VA0001404753
Tommy Bahama Group, Inc.	Royal lush : (54) TB30994.	VAu000676361
Tommy Bahama Group, Inc.	Rug with plam tree leaf pattern.	VAu000647380
Tommy Bahama Group, Inc.	Rug with plant vine pattern.	VAu000647379
Tommy Bahama Group, Inc.	Rum punch : (64) TB31343.	VA0001404746
Tommy Bahama Group, Inc.	Safari so good : (54) TB2748.	VAu000676365
Tommy Bahama Group, Inc.	Sand dollar : no. (61) TB9303.	VAu000700443
Tommy Bahama Group, Inc.	Santa cruise : (54) TB31007.	VAu000676348
Tommy Bahama Group, Inc.	Santa Cruise : (71) TB9402.	VA0001404777
Tommy Bahama Group, Inc.	Scenic seeker : no. (61) TB9355.	VAu000700416
Tommy Bahama Group, Inc.	Sea bubbles: no. (54) TB30993.	VAu000672341
Tommy Bahama Group, Inc.	Sea gardens : no. (61) TB31079.	VAu000700435
Tommy Bahama Group, Inc.	Sea you lei’ter : (71) TB9390.	VA0001404780
Tommy Bahama Group, Inc.	Seaflower stripe : no. 63 TB31298, TB9364	VA0001356798

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Seas the day.	VAu000713100
Tommy Bahama Group, Inc.	Seascape : no. (61)TB31232.	VA0001383825
Tommy Bahama Group, Inc.	Seaspray : (63) TB31295.	VA0001356866
Tommy Bahama Group, Inc.	SeaView soon : no. (73) TB9431.	VA0001416772
Tommy Bahama Group, Inc.	Shade lounger : no. (73) TB31503.	VA0001416776
Tommy Bahama Group, Inc.	Shades of paradise : no. (61)TB31150.	VA0001383827
Tommy Bahama Group, Inc.	Shadow play (mix) : no. (53) TB30910.	VAu000667401
Tommy Bahama Group, Inc.	Shadowplay : no. (53) 30911B.	VAu000667400
Tommy Bahama Group, Inc.	Shady lady.	VAu000725439
Tommy Bahama Group, Inc.	Shark Date Club.	VAu000685942
Tommy Bahama Group, Inc.	She’s camera ready.	VAu000725447
Tommy Bahama Group, Inc.	Shore leave : (64) TB31348.	VA0001404743
Tommy Bahama Group, Inc.	Shore thing : (63) TB9351.	VA0001356857
Tommy Bahama Group, Inc.	Show stopper : no. (61) TB31120.	VAu000700433
Tommy Bahama Group, Inc.	Showering flowers : no. (54) TB2742.	VAu000672336
Tommy Bahama Group, Inc.	Siesta stamp : no. TB (53)30893.	VAu000667416
Tommy Bahama Group, Inc.	Siesta stripe : no. (53) TB 30892.	VAu000667403
TOMMY BAHAMA GROUP, INC.	SIGNS OF LIFE.	VAu000957194
Tommy Bahama Group, Inc.	Silly for Chantilly : no. (63)TB2871.	VAu000695534
Tommy Bahama Group, Inc.	Sip back and relax : (71) TB9417.	VA0001396859
Tommy Bahama Group, Inc.	Sip back and relax : TR748 (Golf towel).	VAu000744761
Tommy Bahama Group, Inc.	Sky hi : (64) TB9368	VA0001404744
Tommy Bahama Group, Inc.	Soul in one : (64) TB9248	VA0001404754
Tommy Bahama Group, Inc.	Speckles and spots.	VAu000702563
Tommy Bahama Group, Inc.	Spice island floral : no. (54) TB30996	VAu000672350
Tommy Bahama Group, Inc.	Spice of life.	VAu000702565
Tommy Bahama Group, Inc.	Spin cycle : (64) TB9380.	VA0001404742
Tommy Bahama Group, Inc.	Splitting image : no. (63) TB31259.	VA0001349266

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	ST. CROIX LANES.	VAu000957466
Tommy Bahama Group, Inc.	Star flower.	VAu000702566
Tommy Bahama Group, Inc.	Sugar blossom : GP113.	VA0001404799
Tommy Bahama Group, Inc.	Sultry shades : no. (53) TB 30932.	VAu000667404
Tommy Bahama Group, Inc.	Sun orchid : no. (64)TW65133, TW14209, TW60221.	VAu000734885
Tommy Bahama Group, Inc.	Sunpower : (54) TBYD3158.	VAu000676336
Tommy Bahama Group, Inc.	Sunrise shadow : no. (63)TB31385.	VAu000695533
Tommy Bahama Group, Inc.	Sunset rally : (63) TB9334.	VA0001356868
Tommy Bahama Group, Inc.	Sunset rally : (71) TB9334.	VA0001404801
Tommy Bahama Group, Inc.	Sunshine smile : no. (61)TB2791.	VA0001383831
Tommy Bahama Group, Inc.	Sunshine through the mist : no. (54) TB31062.	VAu000672338
Tommy Bahama Group, Inc.	Sunshine wink : no. (61)TB2791 knits/TB3114/ wovens.	VA0001383813
Tommy Bahama Group, Inc.	Sweet silence : no. (54) TB31021.	VAu000672355
Tommy Bahama Group, Inc.	Swinging palms : no. (53) TB31044.	VAu000672943
Tommy Bahama Group, Inc.	Swizzle stripe : GP109.	VA0001404797
TOMMY BAHAMA GROUP, INC.	T32321.	VAu000971102
TOMMY BAHAMA GROUP, INC.	T32422.	VAu000971107
TOMMY BAHAMA GROUP, INC.	T32423.	VAu000971109
TOMMY BAHAMA GROUP, INC.	T32439.	VAu000977547
Tommy Bahama Group, Inc.	T32446.	VAu000977545
TOMMY BAHAMA GROUP, INC.	T32488.	VAu000977546
Tommy Bahama Group, Inc.	Tahiti orchid : no. TBW30055.	VAu000747025
Tommy Bahama Group, Inc.	Tahitian fields : no. (71) TB9407.	VA0001399069
Tommy Bahama Group, Inc.	Tahitian sunset.	VA0001427896
Tommy Bahama Group, Inc.	Tails fo sic sea : no. (73) TB9414.	VA0001416755

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Take a dip : (63) TB31272.	VA0001356867
Tommy Bahama Group, Inc.	Take me there : no. (54) TB30780.	VAu000672343
Tommy Bahama Group, Inc.	Taravao leaves : no. TBEM1017.	VAu000747020
Tommy Bahama Group, Inc.	Tarpon Bay : (71) TB31427.	VA0001396865
Tommy Bahama Group, Inc.	TB relax wall sign : FH9107 (wall sign)	VAu000744765
TOMMY BAHAMA GROUP, INC.	TBW 2052 LAGUNA VINE.	VAu000961529
TOMMY BAHAMA GROUP, INC.	TBW 2060 HONOLULU FLORAL.	VAu000961531
TOMMY BAHAMA GROUP, INC.	TBW 30112.	VAu000961512
TOMMY BAHAMA GROUP, INC.	TBW 30116 TROICAL TRELLIS STRIPE.	VAu000961517
TOMMY BAHAMA GROUP, INC.	TBW 30133 MOD.	VAu000961514
TOMMY BAHAMA GROUP, INC.	TBW 30143 BAMBOO BEACH.	VAu000961530
TOMMY BAHAMA GROUP, INC.	TBW 30144 70’S FLORAL PRINT SCARF.	VAu000961528
TOMMY BAHAMA GROUP, INC.	TBW 30146 PARADISE FLORAL.	VAu000961516
TOMMY BAHAMA GROUP, INC.	TBW2039.	VA0001653488
TOMMY BAHAMA GROUP, INC.	TBW2040.	VA0001653485
TOMMY BAHAMA GROUP, INC.	TBW2047.	VA0001653352
TOMMY BAHAMA GROUP, INC.	TBW2050 70’S FLORAL DRESS.	VAu000961547
TOMMY BAHAMA GROUP, INC.	TBW2051 CHAIN PRINT.	VAu000961549
TOMMY BAHAMA GROUP, INC.	TBW2058 BALINESE BREEZE.	VAu000961539
TOMMY BAHAMA GROUP, INC.	TBW2059 ZUMA LEAF.	VAu000961532
TOMMY BAHAMA GROUP, INC.	TBW2062 LATTICE GEO.	VAu000961548
TOMMY BAHAMA GROUP, INC.	TBW2069.	VAu000971963

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	TBW2072	VAu000971866
TOMMY BAHAMA GROUP, INC.	TBW2075.	VAu000971933
TOMMY BAHAMA GROUP, INC.	TBW2077.	VAu000971897
TOMMY BAHAMA GROUP, INC.	TBW2078.	VAu000971864
TOMMY BAHAMA GROUP, INC.	TBW2084.	VA0001647581
TOMMY BAHAMA GROUP, INC.	TBW2087.	VA0001647584
TOMMY BAHAMA GROUP, INC.	TBW2089.	VA0001647556
TOMMY BAHAMA GROUP, INC.	TBW2090.	VA0001647579
TOMMY BAHAMA GROUP, INC.	TBW2095.	VA0001647583
TOMMY BAHAMA GROUP, INC.	TBW2096.	VA0001647585
TOMMY BAHAMA GROUP, INC.	TBW2106.	VA0001653563
TOMMY BAHAMA GROUP, INC.	TBW2107.	VA0001653564
TOMMY BAHAMA GROUP, INC.	TBW2115.	VA0001653566
TOMMY BAHAMA GROUP, INC.	TBW30069.	VA0001653359
TOMMY BAHAMA GROUP, INC.	TBW30080.	VA0001653346
TOMMY BAHAMA GROUP, INC.	TBW30082.	VA0001653357
TOMMY BAHAMA GROUP, INC.	TBW30084 : Paisley (Chambray).	VA0001653350
TOMMY BAHAMA GROUP, INC.	TBW30085.	VA0001653487
TOMMY BAHAMA GROUP, INC.	TBW30090.	VA0001653317
TOMMY BAHAMA GROUP, INC.	TBW30091.	VA0001653355
TOMMY BAHAMA GROUP, INC.	TBW30093.	VA0001653319

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	TBW30095.	VA0001653489
TOMMY BAHAMA GROUP, INC.	TBW30096.	VA0001653321
TOMMY BAHAMA GROUP, INC.	TBW30099.	VA0001653322
TOMMY BAHAMA GROUP, INC.	TBW30100/02 Moonlit Medallion.	VA0001653478
TOMMY BAHAMA GROUP, INC.	TBW30101.	VA0001653482
TOMMY BAHAMA GROUP, INC.	TBW30104.	VA0001653318
TOMMY BAHAMA GROUP, INC.	TBW30109 PASSION PAISLEY.	VAu000961535
TOMMY BAHAMA GROUP, INC.	TBW30110 70’S FLORAL SLEEVELESS.	VAu000961538
TOMMY BAHAMA GROUP, INC.	TBW30118 DAMASK PRINT.	VAu000961533
TOMMY BAHAMA GROUP, INC.	TBW30124 FLORAL SPRAY SHIRT.	VAu000961544
TOMMY BAHAMA GROUP, INC.	TBW30125 RIBBON FLORAL.	VAu000961546
TOMMY BAHAMA GROUP, INC.	TBW30128.	VA0001654442
TOMMY BAHAMA GROUP, INC.	TBW30136 SUMMER SOLSTICE.	VAu000980132
TOMMY BAHAMA GROUP, INC.	TBW30137 SUN DAZE.	VAu000961537
TOMMY BAHAMA GROUP, INC.	TBW30148 ZEBRA PRINT.	VAu000980133
TOMMY BAHAMA GROUP, INC.	TBW30150.	VAu000971879
TOMMY BAHAMA GROUP, INC.	TBW30152.	VAu000971931
TOMMY BAHAMA GROUP, INC.	TBW30155.	VAu000971872
TOMMY BAHAMA GROUP, INC.	TBW30156.	VAu000971874
TOMMY BAHAMA GROUP, INC.	TBW30160.	VAu000971877
TOMMY BAHAMA GROUP, INC.	TBW30164.	VAu000971962

CLAIMANT	TITLE	COPYRIGHT NUMBER

TOMMY BAHAMA GROUP, INC.	TBW30171.	VAu000971875
TOMMY BAHAMA GROUP, INC.	TBW30185.	VA0001647552
TOMMY BAHAMA GROUP, INC.	TBW30189.	VA0001647580
TOMMY BAHAMA GROUP, INC.	TBW30195.	VA0001647582
TOMMY BAHAMA GROUP, INC.	TBW30214.	VA0001653658
TOMMY BAHAMA GROUP, INC.	TBW30215.	VA0001653521
TOMMY BAHAMA GROUP, INC.	TBW30216.	VA0001653661
TOMMY BAHAMA GROUP, INC.	TBW30219.	VA0001653568
TOMMY BAHAMA GROUP, INC.	TBW30223.	VA0001653659
TOMMY BAHAMA GROUP, INC.	TBWYD3051.	VA0001653492
Tommy Bahama Group, Inc.	Temptation floral : no. TB (53)30903.	VAu000667417
Tommy Bahama Group, Inc.	Temptation floral : no. TB30903.	VAu000747028
Tommy Bahama Group, Inc.	Terrace tile.	VA0001427889
Tommy Bahama Group, Inc.	Thai bo : no. (71) TB31457.	VA0001399060
Tommy Bahama Group, Inc.	Thai that vines : no. (71) TB31419.	VA0001399080
Tommy Bahama Group, Inc.	Thousand temple border : no. (61)TB31210(knits)/TB2811 (knits)/TB31086(border)	VA0001383832
Tommy Bahama Group, Inc.	Ticket to relax : no. (53) TB31045.	VAu000672931
Tommy Bahama Group, Inc.	Tie dye mai tai : no. (61) TB9327.	VAu000700432
Tommy Bahama Group, Inc.	Tigris floral : no. (54) TB2740, (54) TB30983.	VAu000672339
Tommy Bahama Group, Inc.	Tikka taxi : (63) TB31242.	VA0001356869
Tommy Bahama Group, Inc.	Tiles of Tangier : no. (61)TB31215.	VA0001383821
Tommy Bahama Group, Inc.	Toast to libation.	VAu000713102
Tommy Bahama Group, Inc.	Tommy Bahama-Bull Shot Lounge	VAu000963371

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	TOMMY BAHAMA-FLAGS OF LEISURE.	VAu000963422
Tommy Bahama Group, Inc.	Tommy Bahama-Just Another Day in Paradise.	VAu000963414
Tommy Bahama Group, Inc.	TOMMY BAHAMA RELAX.	VAu000956338
Tommy Bahama Group, Inc.	Tommy on the Boat.	VA0001385338
Tommy Bahama Group, Inc.	Tonal tide seeker : no. (61) TB9306.	VAu000700423
Tommy Bahama Group, Inc.	Tonal Tommy : no. (53) TB30882/9252.	VAu000672961
Tommy Bahama Group, Inc.	Toucan Santa : (64) TB31340.	VA0001409449
Tommy Bahama Group, Inc.	Tour de lei : (54) TB2745.	VAu000676359
TOMMY BAHAMA GROUP, INC.	TR2240/TR2275.	VAu000971110
TOMMY BAHAMA GROUP, INC.	TR2261.	VAu000977559
TOMMY BAHAMA GROUP, INC.	TR7042G.	VAu000977587
TOMMY BAHAMA GROUP, INC.	TR7044.	VAu000971111
TOMMY BAHAMA GROUP, INC.	TR7047.	VAu000977573
TOMMY BAHAMA GROUP, INC.	TR7050.	VAu000977575
TOMMY BAHAMA GROUP, INC.	TR7051.	VAu000977578
TOMMY BAHAMA GROUP, INC.	TR7053.	VAu000977560
TOMMY BAHAMA GROUP, INC.	TR7054.	VAu000977588
Tommy Bahama Group, Inc.	Treasure reef : (64) TB31346.	VA0001399044
Tommy Bahama Group, Inc.	Tribal chevron : no. (63)TB2853.	VAu000695532
Tommy Bahama Group, Inc.	Tropic view : no. (71) TB31435.	VA0001399063
Tommy Bahama Group, Inc.	Tropical combustion : no. (53) TB9266.	VAu000672932
Tommy Bahama Group, Inc.	Tropical garland : no. (54) TB31055, (54) TBYD3169.	VAu000672342
Tommy Bahama Group, Inc.	Tropical market : no. (61)TB31147.	VA0001383833
Tommy Bahama Group, Inc.	Tropical maze : no. (73) TB31484.	VA0001416745
Tommy Bahama Group, Inc.	Tropical tattoo : no. (61)TB2778.	VA0001383818

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Tropical toile : no. (53) TB30891.	VAu000667411
Tommy Bahama Group, Inc.	Tropical treasure : no. (54) TB30990.	VAu000672354
Tommy Bahama Group, Inc.	Tropical tsunami : no. (53) TB30946.	VAu000672950
Tommy Bahama Group, Inc.	Tropicali : (71) TB9412.	VA0001396860
Tommy Bahama Group, Inc.	Tropicana : La Rosa : And azur … [et al.]	VAu000678183
Tommy Bahama Group, Inc.	Tropicana : Limon : And agua.	VAu000678184
Tommy Bahama Group, Inc.	Tutti fruity : no. (61)TB31142 (woven)/TB2787(knits)	VA0001383830
Tommy Bahama Group, Inc.	Twice as nice : no. (53) TB30950.	VAu000672954
Tommy Bahama Group, Inc.	Twin fantasy : no. (53) TB30917.	VAu000672962
TOMMY BAHAMA GROUP, INC.	TWYD3058.	VA0001653342
Tommy Bahama Group, Inc.	Uke-lady luau : (54) TB31040.	VAu000676345
Tommy Bahama Group, Inc.	Ukulei-lei boxer : (54) TB9549.	VAu000676343
Tommy Bahama Group, Inc.	U’ma favorite camp : no. (73) TB31514.	VA0001416747
Tommy Bahama Group, Inc.	Underwater fantasy : no. (53) TB30934.	VAu000672955
Tommy Bahama Group, Inc.	Undivided attention : no. (61) TB31089.	VAu000700442
Tommy Bahama Group, Inc.	Uno, dos palms : (64) TB31353.	VA0001404771
Tommy Bahama Group, Inc.	Upstream vintage : (54) TBYD3182.	VAu000676349
Tommy Bahama Group, Inc.	Vacation fascination : no. (73) TB9439.	VA0001416773
Tommy Bahama Group, Inc.	Vacation station : no. (53) TB31042.	VAu000672930
Tommy Bahama Group, Inc.	Valley floral : no. (73) TB31507.	VA0001416766
Tommy Bahama Group, Inc.	Valley Isle : (64) TB31368.	VA0001404747
Tommy Bahama Group, Inc.	Veranda vista : (64) TB31369.	VA0001399043
Tommy Bahama Group, Inc.	Veranda Vixen.	VAu000725441
Tommy Bahama Group, Inc.	View bayou : no. (61) TB31197.	VAu000700419
Tommy Bahama Group, Inc.	Vintage view : no. (73) TB31499.	VA0001416777
Tommy Bahama Group, Inc.	Viva Las Flores ; Azul.	VAu000665722

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Viva Las Flores ; Rojo.	VAu000665721
Tommy Bahama Group, Inc.	Volksdragon : no. (73) TB9429.	VA0001416749
Tommy Bahama Group, Inc.	Wake ‘n’ bake : no. (73) TB9437.	VA0001416757
Tommy Bahama Group, Inc.	Walk the plank : no. (64) TB31342.	VA0001402542
Tommy Bahama Group, Inc.	Waves of hibiscus light : no. (53) TW 30919.	VAu000667398
Tommy Bahama Group, Inc.	Waves of hibiscus morningsky spadacini : no. (53) TB 30919.	VAu000667399
Tommy Bahama Group, Inc.	Waves of hibiscus : no. (53)TB2712.	VAu000667396
Tommy Bahama Group, Inc.	Waving palms.	VA0001427901
Tommy Bahama Group, Inc.	Weave no alone : no. (61) TB31093.	VAu000700426
Tommy Bahama Group, Inc.	Welcome to Bermuda shirt.	VA0001427894
Tommy Bahama Group, Inc.	West wind : no. (53) TB2713.	VAu000672940
Tommy Bahama Group, Inc.	White Sands Bocce League.	VAu000956323
Tommy Bahama Group, Inc.	Wild side floral : no. (54) TB31027, (54) TB14058.	VAu000672351
Tommy Bahama Group, Inc.	Windward : no. (53) TB30879.	VAu000672944
Tommy Bahama Group, Inc.	Windward walk : no. (53)TB 2699.	VAu000667394
Tommy Bahama Group, Inc.	Windward walk : no. (53)TB 30913.	VAu000667393
Tommy Bahama Group, Inc.	Windward walk : no. (53)TB30913.	VAu000667395
Tommy Bahama Group, Inc.	Without reservation.	VAu000713101
Tommy Bahama Group, Inc.	Woman in the wind.	VAu000668304
Tommy Bahama Group, Inc.	Woman smiling wearing watch.	VAu000668303
Tommy Bahama Group, Inc.	Woman’s shoe in iron tray.	VAu000647374
Tommy Bahama Group, Inc.	Women standing with hands on hips.	VAu000647371
Tommy Bahama Group, Inc.	Women’s shoes on rock.	VAu000647369
Tommy Bahama Group, Inc.	Women’s watch on rock.	VAu000647370
Tommy Bahama Group, Inc.	Wu garden : no. (61) TB31111.	VAu000700427
Tommy Bahama Group, Inc.	Yacht on a sunset sail.	VAu000668307
Tommy Bahama Group, Inc.	Yes! Siam : (71) TB31421.	VA0001404796
Tommy Bahama Group, Inc.	Zanzi medallion : no. TBW30063.	VAu000747017
Tommy Bahama Group, Inc.	Zanzi paisley : no. TBW30058.	VAu000747026

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Zanzibar.	VAu000703260
Tommy Bahama Group, Inc.	ZEN TINI.	VAu000965370
Tommy Bahama Group, Inc.	AFICINOADO DE RELAXO	pending
Tommy Bahama Group, Inc.	A-Gust-of-Floral	pending
Tommy Bahama Group, Inc.	Bahama Forest	pending
Tommy Bahama Group, Inc.	Ben Around the World	pending
Tommy Bahama Group, Inc.	Birds of Paradise	pending
Tommy Bahama Group, Inc.	California Cove	pending
Tommy Bahama Group, Inc.	Chillin’ By Number	pending
Tommy Bahama Group, Inc.	Chillin’ With the Stars	pending
Tommy Bahama Group, Inc.	Club Casbah	pending
Tommy Bahama Group, Inc.	Costa Palma	pending
Tommy Bahama Group, Inc.	Del Fuego	pending
Tommy Bahama Group, Inc.	DEPT. OF FISH & GAMES	pending
Tommy Bahama Group, Inc.	DIVERSIFIED MUTUAL FUN	pending
Tommy Bahama Group, Inc.	Durbur Hall Paisley	pending
Tommy Bahama Group, Inc.	Estrella Nights	pending
Tommy Bahama Group, Inc.	Flip-A-Koi	pending
Tommy Bahama Group, Inc.	Flip-A-Koi	pending
Tommy Bahama Group, Inc.	Frond, James Frond	pending
Tommy Bahama Group, Inc.	Get in the Game Spectator	pending
Tommy Bahama Group, Inc.	GRAPE EXPECTATIONS	pending
Tommy Bahama Group, Inc.	GREEN PARTY HULA	pending
Tommy Bahama Group, Inc.	HAWAII 50TH ANNIVERSARY	pending
Tommy Bahama Group, Inc.	Hot House Hibiscus	pending
Tommy Bahama Group, Inc.	Hula Looking At	pending
Tommy Bahama Group, Inc.	ISLAND CHOPPERS	pending
Tommy Bahama Group, Inc.	Jean Luc	pending
Tommy Bahama Group, Inc.	Larger Than Leaf	pending
Tommy Bahama Group, Inc.	Leaf of Fortune	pending
Tommy Bahama Group, Inc.	Leaf of Mine	pending
Tommy Bahama Group, Inc.	Leafing Las Vegas	pending
Tommy Bahama Group, Inc.	Lotus Rain	pending
Tommy Bahama Group, Inc.	Malolo	pending
Tommy Bahama Group, Inc.	Marlin Miranda	pending
Tommy Bahama Group, Inc.	Maui Mambo	pending
Tommy Bahama Group, Inc.	Miami Dice	pending
Tommy Bahama Group, Inc.	NEW YORK SLAMMER	pending
Tommy Bahama Group, Inc.	Paisley Parkway	pending
Tommy Bahama Group, Inc.	Palm D’ore	pending

CLAIMANT	TITLE	COPYRIGHT NUMBER

Tommy Bahama Group, Inc.	Paradise du Jour	pending
Tommy Bahama Group, Inc.	PARADISE HOPPER	pending
Tommy Bahama Group, Inc.	Paradise Plummage	pending
Tommy Bahama Group, Inc.	Party Gras	pending
Tommy Bahama Group, Inc.	Pineapple Pin-up	pending
Tommy Bahama Group, Inc.	Place of Winds	pending
Tommy Bahama Group, Inc.	Regal Roulette	pending
Tommy Bahama Group, Inc.	Revenge of the Birds	pending
Tommy Bahama Group, Inc.	Road Trippin’	pending
Tommy Bahama Group, Inc.	SAFARI PREMIUM CIGARS	pending
Tommy Bahama Group, Inc.	Shock Waves	pending
Tommy Bahama Group, Inc.	SIGNS OF RELAXATION	pending
Tommy Bahama Group, Inc.	Sir Toss-a-lot	pending
Tommy Bahama Group, Inc.	STADIUM BLEND CIGARS	pending
Tommy Bahama Group, Inc.	Sugar Cane	pending
Tommy Bahama Group, Inc.	Tiki Palms	pending
Tommy Bahama Group, Inc.	TIKI TINI LOUNGE	pending
Tommy Bahama Group, Inc.	Tropical Traveler	pending
Tommy Bahama Group, Inc.	Tropics of Tini	pending
Tommy Bahama Group, Inc.	Waimea Bay	pending
Tommy Bahama Group, Inc.	Welcome to the Jungle	pending
Tommy Bahama Group, Inc.	YOU CAN TOUCAN LOUNGE	pending
Tommy Bahama Group, Inc.	Zululander	pending

SCHEDULE 4

INTELLECTUAL PROPERTY LICENSES

•                  License Agreement between Geoffrey Beene, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated January 31, 2000 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between Levi Strauss & Co. (Licensor) and Oxford Industries, Inc. (Licensee), dated November 30, 2006 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between L-K Enterprises, LLC (Licensor) and Oxford Industries, Inc. (Licensee), dated December 12, 2001 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between JRA Trademarks Co., Ltd. (Licensor) and Oxford Industries, Inc. (Licensee), dated as of January 1, 2007 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between Levi Strauss & Co. (Licensor) and Oxford Industries, Inc. (Licensee), dated November 30, 2006 (as amended, modified or supplemented on or prior to June 30, 2009); please note that new license agreement being negotiated as of January 31, 2009

•                  License Agreement by and between Patch Licensing, LLC (Licensor) and Oxford Industries, Inc. (Licensee), dated as of August 10, 2006 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between Kenneth Cole Productions, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), dated February 19, 2007 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Sublicense Agreement by and among, Kenneth Cole Productions, Inc. (Licensor), Oxford Industries, Inc. (Sublicensor), and Gruner & Company, Inc. (Sublicensee), dated March 25, 2009  (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between Jack Daniel’s Properties, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), entered September 29, 2008 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between Oxford Industries, Inc. (Licensee) and Dal Dielo LLC (Licensor), entered April 1, 2008 (as amended, modified or supplemented on or prior to June 30, 2009); notice of exercise of termination right delivered by Oxford

Industries, Inc. on or about June 22, 2009, which, subject to the terms and conditions of the license agreement, would become effective thirty (30) days following notice

•                  License Agreement by and between Ben Sherman Group, Ltd. (Licensor) and S.F.I. Apparel Corp. (Licensee), entered December 21, 2004

•                  License Agreement by and between Ben Sherman Group, Ltd. (Licensor) and Oxford Industries, Inc. (Licensee), entered May 1, 2005 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  License Agreement by and between IMG Worldwide, Inc. (Licensor) and Oxford Industries, Inc. (Licensee), entered February 4, 2009 (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of December 31, 2008, between Oxford Industries, Inc. and Gruner & Co., Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 31, 2008, between Oxford Industries, Inc. and Randa Corp. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 1, 2006, between Tommy Bahama Group, Inc. and Advance Watch Company, Ltd. (as amended, modified or supplemented on or prior to June 30, 2009); please note that receipt of fully executed new license agreement between parties pending as of June 30, 2009

•                  Trademark License Agreement, dated as of February 2004, between Tommy Bahama Group, Inc. and Altair Eyewear (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of March 10, 2004, between Tommy Bahama Group, Inc. and Emerson Air Comfort Products, a division of Emerson Electric Co. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 22, 2004, between Tommy Bahama Group, Inc. and Gemini Cosmetics, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 1, 2004, between Tommy Bahama Group, Inc. and Lexington Furniture Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of February 12, 2007, between Tommy Bahama Group, Inc. and Revman International, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

2

•                  Trademark License Agreement, dated as of March 10, 2008, between Tommy Bahama Group, Inc. and Down-Lite International, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 1, 2008, between Tommy Bahama Group, Inc. and Essential Amenities, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of October 20, 2008, between Tommy Bahama Group, Inc. and P/K Lifestyles, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 9, 2009, between Tommy Bahama Group, Inc. and Bardwil Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of July 1, 2004, between Tommy Bahama Group, Inc. and Shaw Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of December 5, 2005, between Tommy Bahama Group, Inc. and Sidney Frank Importing Company, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 1, 2006, between Tommy Bahama Group, Inc. and Ambiance Collections, LLC (as amended, modified or supplemented on or prior to June 30, 2009); please note that termination delivered by Tommy Bahama would have become effective in February 16, 2009 except that Ambiance Collections, LLC filed for bankruptcy shortly prior to the date on which such termination would become effective (bankruptcy case still pending)

•                  Trademark License Agreement, dated as of October 3, 2006, between Tommy Bahama Group, Inc. and Badanco Enterprises, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 2006, between Tommy Bahama Group, Inc. and Hi-Tex, Inc., d/b/a Crypton Super Fabrics (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 29, 2006, between Tommy Bahama Group, Inc. and Sunbury Textile Mills, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

3

•                  Trademark License Agreement, dated as of March 5, 2007, between Tommy Bahama Group, Inc. and York Wallcoverings, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 12, 2009, between Tommy Bahama Group, Inc. and Meadowcraft, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of April 28, 2009, between Tommy Bahama Group, Inc. and All-luminum Products Inc., d/b/a Rio Brands Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 11, 2009, between Tommy Bahama Group, Inc. and totes Isotoner Corporation (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Implied licenses exist between Tommy Bahama Group, Inc. and its subsidiaries Tommy Bahama R&R Holdings, Inc., Tommy Bahama Beverages, LLC and Tommy Bahama Texas Beverages, LLC and Tommy Bahama Group, Inc. and Viewpoint Marketing, Inc. with respect to use of the Tommy Bahama and related trademarks in connection with the operation of retail stores and restaurants, an e-Commerce business and/or a gift card business

4

SCHEDULE 5

PATENTS

US Patent Application No. 11/590,690 Stain Resistant Interlining for Clothing; filed October 31, 2006 by Oxford Industries, Inc.

US Provisional Application No. 60/947,507 Shirt with Woven Pleats; filed July 2, 2007 by Oxford Industries, Inc.; Conversion application filed July 2, 2008.

SCHEDULE 6

U.S. TRADEMARKS AND U.S. TRADEMARK LICENSES AND APPLICATIONS FOR REGISTRATION

U.S. Trademarks and Applications for Registration

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
ARNOLD BRANT	SFI of Oxford Acquisition Corporation	74577159	2074835	7/1/97
SILVERSTONE	SFI of Oxford Acquisition Corporation	77057223	3474558	7/29/08
ARNOLD BRANT	SFI of Oxford Acquisition Corporation	78385288	3115974	7/18/06
MARANZONE	SFI of Oxford Acquisition Corporation	78721972	3285664	8/28/07
MARANZONE UOMO	SFI of Oxford Acquisition Corporation	78721978	3267761	7/24/07
SFI	SFI of Oxford Acquisition Corporation	75177722	2151434	4/14/98
OXFORD	Piedmont Apparel Corporation	78354017	3003702	10/4/05
OXFORD SHIRTINGS	Piedmont Apparel Corporation	73729102	1663863	11/5/91
LANIER CLOTHES	Piedmont Apparel Corporation	73012493	1001567	1/14/75
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78785539	Pending
TOMMY BAHAMA GOLDEN SUN	Tommy Bahama Group, Inc.	78838489	3552004	12/23/08
GOLDEN SUN	Tommy Bahama Group, Inc.	78838493	3541961	12/2/08
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78623189	3502989	9/16/08
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78976654	3074797	3/28/06
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78975254	2872869	8/10/04
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78968024	3227991	4/10/07
TOMMY BAHAMA EST. 1993	Tommy Bahama Group, Inc.	78868344	3274843	8/7/07

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
RELAX
TOMMY BAHAMA RELAX QUALITY SINCE 1993	Tommy Bahama Group, Inc.	78868314	3264623	7/17/07
TOMMY BAHAMA RELAX	Tommy Bahama Group, Inc.	78860957	3327650	10/30/07
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78856819	3198912	1/16/07
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78725865	3120783	7/25/06
INDIGO PALMS	Tommy Bahama Group, Inc.	78718945	3138846	9/5/06
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78623179	3294923	9/18/07
OCEANAIRE	Tommy Bahama Group, Inc.	78601760	3150637	10/3/06
WHITE SAND	Tommy Bahama Group, Inc.	78838523	3336958	11/13/07
TOMMY BAHAMA WHITE SAND	Tommy Bahama Group, Inc.	78838511	3332260	11/6/07
TOMMY BAHAMA RELAX	Tommy Bahama Group, Inc.	78685933	3349637	12/4/07
HIBISCUS	Tommy Bahama Group, Inc.	78470543	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78021272	2641036	10/22/02
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78119245	2704749	4/8/03
TOMMY BAHAMA ISLAND SOFT	Tommy Bahama Group, Inc.	78042795	2644541	10/29/02
INDIGO PALMS	Tommy Bahama Group, Inc.	78028577	2816969	2/24/04
INDIGO PALMS DENIM COMPANY	Tommy Bahama Group, Inc.	78028576	2816968	2/24/04
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78122811	2678331	1/21/03
PURVEYOR OF ISLAND LIFESTYLES	Tommy Bahama Group, Inc.	78122782	2678330	1/21/03
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78028967	2670281	12/31/02
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78198459	2771892	10/7/03
DENIM FOR ISLAND LIVING	Tommy Bahama Group, Inc.	78028575	2647238	11/5/02
ISLAND SOFT	Tommy Bahama Group, Inc.	78064180	2772576	10/7/03
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78107197	2745191	7/29/03
RELAX	Tommy Bahama Group, Inc.	78355031	3495948	9/2/08

2

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78398489	3075649	4/4/06
	Tommy Bahama Group, Inc.	78151026	2721567	6/3/03
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78081904	2547466	3/12/02
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78025536	2551210	3/19/02
PURVEYOR OF ISLAND LIFESTYLES	Tommy Bahama Group, Inc.	78259190	2840371	5/11/04
TB INDIGO PALMS	Tommy Bahama Group, Inc.	78054599	2854879	6/15/04
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78021333	2925676	2/8/05
LIFE IS ONE LONG WEEKEND	Tommy Bahama Group, Inc.	78029893	2820384	3/2/04
TROPICOTTON	Tommy Bahama Group, Inc.	78319114	2974038	7/19/05
BAHAMA	Tommy Bahama Group, Inc.	78319077	2988156	8/23/05
TOMMY BAHAMA SHADE MAKER	Tommy Bahama Group, Inc.	78276251	2862861	7/13/04
INDIGO PALMS	Tommy Bahama Group, Inc.	78266628	3021725	11/29/05
	Tommy Bahama Group, Inc.	78199041	2846777	5/25/04
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78193846	2782036	11/11/03
ISLAND EASE	Tommy Bahama Group, Inc.	78178125	2861432	7/6/04

3

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
TB	Tommy Bahama Group, Inc.	78171813	2825018	3/23/04
ELEPHANT TRUNKS BY TOMMY BAHAMA	Tommy Bahama Group, Inc.	78148931	2729260	6/24/03
FINE ISLAND LINENS	Tommy Bahama Group, Inc.	78128930	2788714	12/2/03
TOMMY BAHAMA AMBER ISLE COLLECTION	Tommy Bahama Group, Inc.	78116249	2787590	11/25/03
BUNGALOW BRAND	Tommy Bahama Group, Inc.	78116104	2837238	4/27/04
ORIGINAL ISLAND SPORT	Tommy Bahama Group, Inc.	78116103	2799214	12/23/03
PARADISE NATION	Tommy Bahama Group, Inc.	78107207	2856732	6/22/04
CAMPOLO	Tommy Bahama Group, Inc.	78482456	3281062	8/14/07
TOMMY BAHAMA CHALLENGE	Tommy Bahama Group, Inc.	78402698	3127675	8/8/06
TOMMY BAHAMA CHALLENGE	Tommy Bahama Group, Inc.	78402659	2986535	8/16/05
ISLAND SOFT	Tommy Bahama Group, Inc.	78380055	3228437	4/10/07
RELAX	Tommy Bahama Group, Inc.	78354819	3369156	1/15/08
BLACK TIE AT THE BEACH	Tommy Bahama Group, Inc.	78352007	2995992	9/13/05
	Tommy Bahama Group, Inc.	78337205	2980252	7/26/05
TRAVELER’S RETREAT	Tommy Bahama Group, Inc.	78335772	2908736	12/7/04
GARDEN OF HOPE AND COURAGE	Tommy Bahama Group, Inc.	78335270	2908732	12/7/04
TORTOLA	Tommy Bahama Group, Inc.	78327590	2899981	11/2/04
RESORT SHORT	Tommy Bahama Group, Inc.	78323875	2895905	10/19/04
FISHTAIL	Tommy Bahama Group, Inc.	78323860	2893632	10/12/04
ISLAND LEAGUER	Tommy Bahama Group, Inc.	78323630	2895903	10/19/04
AMBER ISLE	Tommy Bahama Group, Inc.	78199042	2863722	7/13/04
TOMMY BAHAMA	Tommy Bahama Group, Inc.	78021687	2492771	9/25/01

4

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
TB ADVISED	Tommy Bahama Group, Inc.	77715371	Pending
PRO LEISURE CONSULTANT	Tommy Bahama Group, Inc.	77697770	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77333789	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77333785	Pending
TOMMY BAHAMA DENIM	Tommy Bahama Group, Inc.	77417376	3628279	5/26/09
TOMMY BAHAMA’S ISLAND GRILLE COASTAL CUISINE	Tommy Bahama Group, Inc.	77405973	3628219	5/26/09
NEW FLIP SIDE	Tommy Bahama Group, Inc.	77713511	Pending
TOMMY BAHAMA THE ISLAND COASTAL CUISINE	Tommy Bahama Group, Inc.	77394404	Pending
PARADISE AUTHENTIQUE	Tommy Bahama Group, Inc.	77288622	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77059169	Pending
ISLAND ESTATE	Tommy Bahama Group, Inc.	77445076	Pending
ISLAND RETREAT	Tommy Bahama Group, Inc.	77394919	Pending
ISLAND ESTATE	Tommy Bahama Group, Inc.	77445065	3596332	3/24/09
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77333797	Pending
RELAX	Tommy Bahama Group, Inc.	77089039	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77333793	Pending
TOMMY BAHAMA’S ISLAND GRILLE	Tommy Bahama Group, Inc.	77287045	3565550	1/20/09
COTTON LAWN CHAIR	Tommy Bahama Group, Inc.	77290133	3551283	12/23/08
GET IT DONE (LATER)	Tommy Bahama Group, Inc.	77178116	3550931	12/23/08
CARNEROS	Tommy Bahama Group, Inc.	77465808	3546761	12/16/08
HEATHERED PARADISE PEACH	Tommy Bahama Group, Inc.	77465762	3546758	12/16/08
ZIPPED MARLIN AND ROSSI	Tommy Bahama Group, Inc.	77465748	3546757	12/16/08
ISLAND TIDE	Tommy Bahama Group, Inc.	77465680	3546753	12/16/08
BERMUDA SQUARE	Tommy Bahama Group, Inc.	77465729	3543575	12/9/08
BAR AND GRILL SPECTATOR	Tommy Bahama Group, Inc.	77465638	3543573	12/9/08
ROCKER CANNON	Tommy Bahama Group, Inc.	77459255	3543432	12/9/08

5

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
GAME SHOT	Tommy Bahama Group, Inc.	77465790	3540268	12/2/08
PURVEYOR OF ISLAND. LIFESTYLES	Tommy Bahama Group, Inc.	77141681	Pending
KINGSTOWN	Tommy Bahama Group, Inc.	77313548	3509787	9/30/08
MIDNIGHT DIAMOND	Tommy Bahama Group, Inc.	77554576	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77128084	3468860	7/15/08
TOMMY BAHAMA	Tommy Bahama Group, Inc.	77295945	3463895	7/8/08
ON THE ROCKS	Tommy Bahama Group, Inc.	77465776	Pending
LOCALLY FAMOUS	Tommy Bahama Group, Inc.	77215744	3381521	2/12/08
SET SAIL	Tommy Bahama Group, Inc.	77202699	3378279	2/5/08
PURVEYOR OF ISLAND LIFESTYLES	Tommy Bahama Group, Inc.	77158275	3343667	11/27/07
TB 18 GOLF	Tommy Bahama Group, Inc.	77123365	3338972	11/20/07
LEISURE TECH	Tommy Bahama Group, Inc.	77123241	3338963	11/20/07
TASTE PARADISE	Tommy Bahama Group, Inc.	77096403	Pending
TOMMY BAHAMA	Tommy Bahama Group, Inc.	75978560	2284151	10/5/99
TOMMY BAHAMA	Tommy Bahama Group, Inc.	75978343	2273118	8/24/99
TOMMY BAHAMA	Tommy Bahama Group, Inc.	75979672	2381910	8/29/00
TOMMY BAHAMA	Tommy Bahama Group, Inc.	75976078	2462870	6/19/01
BUNGALOW	Tommy Bahama Group, Inc.	75636815	2455996	5/29/01
PARADISE NATION	Tommy Bahama Group, Inc.	75597103	2392182	10/3/00
TOMMY BAHAMA BUNGALOW BREW	Tommy Bahama Group, Inc.	75210782	2112400	11/11/97
BUNGALOW BREW	Tommy Bahama Group, Inc.	75033536	2122176	12/16/97
BUNGALOW BLONDE	Tommy Bahama Group, Inc.	75033535	2109682	10/28/97
LIFE IS ONE LONG WEEKEND	Tommy Bahama Group, Inc.	75147910	2079256	7/15/97
TOMMY BAHAMA’S TROPICAL CAFE’	Tommy Bahama Group, Inc.	75267332	2112530	11/11/97
LIFE IS ONE LONG WEEKEND	Tommy Bahama Group, Inc.	75147905	2100425	9/23/97

6

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
TOMMY BAHAMA BUNGALOW BLONDE’	Tommy Bahama Group, Inc.	75081308	2100290	9/23/97
TOMMY BAHAMA	Tommy Bahama Group, Inc.	74303789	1802812	11/2/93
WOODMONT	Tommy Bahama Group, Inc.	77465500	3546750	12/16/08
BIRDIE ZIP BY TOMMY BAHAMA	Tommy Bahama Group, Inc.	78237657	2947689	5/10/05
	Tommy Bahama Group, Inc.	78337256	2945394	4/26/05
	Tommy Bahama Group, Inc.	77762047	Pending
OCEAN CLUB	Tommy Bahama Group, Inc.	77761507	Pending
BRONX BOMBER	Tommy Bahama Group, Inc.	77761798	Pending
SHIRT GUARD	Oxford Industries, Inc.	78961454	Pending
ECO-COT	Oxford Industries, Inc.	78930686	3559132	1/6/09
ETI	Oxford Industries, Inc.	78936956	Pending
COLLEGIATE FIT	Oxford Industries, Inc.	78794558	3403259	3/25/08
OXFORD GOLF COLLECTION	Oxford Industries, Inc.	78766553	3399710	3/18/08
SOLITUDE S	Oxford Industries, Inc.	78743726	Pending
SOLITUDE	Oxford Industries, Inc.	78961464	Pending

7

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
TECHNO DRY	Oxford Industries, Inc.	78959315	3256429	6/26/07
SOLITUDE	Oxford Industries, Inc.	78952176	Pending
SOLITUDE	Oxford Industries, Inc.	78931273	Pending
BUZY BEE	Oxford Industries, Inc.	78794941	Pending
RING FREE	Oxford Industries, Inc.	78723934	3236105	5/1/07
KONA WIND	Oxford Industries, Inc.	78695361	3283679	8/21/07
BUILT TO PERFORM	Oxford Industries, Inc.	78633101	3360498	12/25/07
VERI-COOL BE ACTIVE. STAY COOL	Oxford Industries, Inc.	78535285	3028941	12/13/05
BILLY LONDON	Oxford Industries, Inc.	78517495	3134172	8/22/06
PERFECT PRESS	Oxford Industries, Inc.	78476488	3047065	1/17/06
LINELOCK	Oxford Industries, Inc.	78337590	2968666	7/12/05
GO COLD WATER	Oxford Industries, Inc.	77512518	Pending
APPAREL FOR OUR EARTH	Oxford Industries, Inc.	77456916	Pending
ENERGY SAVING APPAREL	Oxford Industries, Inc.	77456907	Pending
LUX CARE	Oxford Industries, Inc.	77077766	Pending
OXFORD AMERICA	Oxford Industries, Inc.	77715342	Pending
EARTH TECH	Oxford Industries, Inc.	77702011	Pending
METRO LONDON	Oxford Industries, Inc.	77365404	Pending
SHIRT FREE	Oxford Industries, Inc.	77225563	Pending
GROOMED AND FINISHED TO PERFECTION	Oxford Industries, Inc.	77585890	Pending
BILLY LONDON	Oxford Industries, Inc.	77573236	Pending
GREEN CARE	Oxford Industries, Inc.	77288659	Pending
ENERGY SAVING	Oxford Industries, Inc.	77211576	Pending
PANT GUARD	Oxford Industries, Inc.	77209279	Pending
CALIFORNIA DIAMOND COTTON	Oxford Industries, Inc.	77585889	Pending
LIQUID COTTON	Oxford Industries, Inc.	77618639	Pending

8

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
DUST FREE	Oxford Industries, Inc.	77554518	Pending
OXFORD OF LONDON	Oxford Industries, Inc.	77554510	Pending
TRUST THE TRADITION	Oxford Industries, Inc.	77128003	3406287	4/1/08
ELY CASUALS	Oxford Industries, Inc.	76280826	2703121	4/1/03
	Oxford Industries, Inc.	76551594	3012530	11/8/05
POWER SWING	Oxford Industries, Inc.	76540278	2983674	8/9/05
LIQUID SILK	Oxford Industries, Inc.	76530259	3283345	8/21/07
EASY MOTION	Oxford Industries, Inc.	76530258	2983655	8/9/05
ACTION ARM	Oxford Industries, Inc.	76530257	2933803	3/15/05
WIND GEAR	Oxford Industries, Inc.	76530255	2992885	9/6/05
OXFORD GOLF	Oxford Industries, Inc.	76519622	3014444	11/15/05
SUPERFINE 130	Oxford Industries, Inc.	76509852	3077093	4/4/06
THE LIFETIME COLLAR	Oxford Industries, Inc.	76454877	2805640	1/13/04
SMARTSUIT	Oxford Industries, Inc.	76397281	3068579	3/14/06
LINKS TECH	Oxford Industries, Inc.	76035853	2528587	1/8/02
SOLITUDE	Oxford Industries, Inc.	75496966	2386201	9/12/00
IMPROMPTU	Oxford Industries, Inc.	75251851	2118145	12/2/97
CUMBERLAND OUTFITTERS	Oxford Industries, Inc.	74689426	2031132	1/14/97
BERTONI	Oxford Industries, Inc.	74592754	1952047	1/23/96
HOLBROOK	Oxford Industries, Inc.	74551492	2089513	8/19/97
LANA MODA	Oxford Industries, Inc.	74299191	1810289	12/7/93
9 2 8 TO	Oxford Industries, Inc.	74268033	17161460	3/30/93
COUNTRY CHARMERS	Oxford Industries, Inc.	74144591	1685405	5/5/92

9

TRADEMARK	OWNER	SERIAL NO.	REG. NO.	REG. DATE
ELY PLAINS	Oxford Industries, Inc.	74143774	1674367	2/4/92
ELY DIAMOND	Oxford Industries, Inc.	74143649	1690259	6/2/92
CATTLEMAN	Oxford Industries, Inc.	74143636	1731204	11/10/92
CATTLEMAN	Oxford Industries, Inc.	74007488	1605723	7/10/90
OXFORD SHIRTMAKERS	Oxford Industries, Inc.	73701682	1555819	9/12/89
928	Oxford Industries, Inc.	73339437	1222689	1/4/83
LANIER	Oxford Industries, Inc.	73524879	1386068	3/11/86
QUAILBROOK	Oxford Industries, Inc.	73739076	1524669	2/14/89
CROP & SADDLE	Oxford Industries, Inc.	73739075	1528387	3/7/89
	Oxford Industries, Inc.	73736283	1550250	8/1/89
CHRISTOPHER HUNT	Oxford Industries, Inc.	73676999	1522687	1/31/89
PHILLIP ST. JOHN	Oxford Industries, Inc.	73432701	1346299	7/2/85
TRAIL GEAR	Oxford Industries, Inc.	73373735	1244633	7/5/83
OAKDALE	Oxford Industries, Inc.	73373734	1244632	7/5/83
T. AUSTIN	Oxford Industries, Inc.	73310511	1258607	11/22/83
ELY	Oxford Industries, Inc.	72410888	955223	3/13/73
HOLBROOK	Oxford Industries, Inc.	72318672	917690	8/3/71

10

U.S. Trademark Licenses

•                  Trademark License Agreement, dated as of December 31, 2008, between Oxford Industries, Inc. and Gruner & Co., Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 31, 2008, between Oxford Industries, Inc. and Randa Corp. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 1, 2006, between Tommy Bahama Group, Inc. and Advance Watch Company, Ltd. (as amended, modified or supplemented on or prior to June 30, 2009); please note that receipt of fully executed new license agreement between parties pending as of June 30, 2009

•                  Trademark License Agreement, dated as of February 2004, between Tommy Bahama Group, Inc. and Altair Eyewear (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of March 10, 2004, between Tommy Bahama Group, Inc. and Emerson Air Comfort Products, a division of Emerson Electric Co. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 22, 2004, between Tommy Bahama Group, Inc. and Gemini Cosmetics, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 1, 2004, between Tommy Bahama Group, Inc. and Lexington Furniture Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of February 12, 2007, between Tommy Bahama Group, Inc. and Revman International, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of March 10, 2008, between Tommy Bahama Group, Inc. and Down-Lite International, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

11

•                  Trademark License Agreement, dated as of May 1, 2008, between Tommy Bahama Group, Inc. and Essential Amenities, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of October 20, 2008, between Tommy Bahama Group, Inc. and P/K Lifestyles, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of January 9, 2009, between Tommy Bahama Group, Inc. and Bardwil Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of July 1, 2004, between Tommy Bahama Group, Inc. and Shaw Industries, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of December 5, 2005, between Tommy Bahama Group, Inc. and Sidney Frank Importing Company, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 1, 2006, between Tommy Bahama Group, Inc. and Ambiance Collections, LLC (as amended, modified or supplemented on or prior to June 30, 2009); please note that termination delivered by Tommy Bahama would have become effective in February 16, 2009 except that Ambiance Collections, LLC filed for bankruptcy shortly prior to the date on which such termination would become effective (bankruptcy case still pending)

•                  Trademark License Agreement, dated as of October 3, 2006, between Tommy Bahama Group, Inc. and Badanco Enterprises, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 2006, between Tommy Bahama Group, Inc. and Hi-Tex, Inc., d/b/a Crypton Super Fabrics (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of June 29, 2006, between Tommy Bahama Group, Inc. and Sunbury Textile Mills, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of March 5, 2007, between Tommy Bahama Group, Inc. and York Wallcoverings, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

12

•                  Trademark License Agreement, dated as of January 12, 2009, between Tommy Bahama Group, Inc. and Meadowcraft, Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of April 28, 2009, between Tommy Bahama Group, Inc. and All-luminum Products Inc., d/b/a Rio Brands Inc. (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Trademark License Agreement, dated as of May 11, 2009, between Tommy Bahama Group, Inc. and totes Isotoner Corporation (as amended, modified or supplemented on or prior to June 30, 2009)

•                  Implied licenses exist between Tommy Bahama Group, Inc. and its subsidiaries Tommy Bahama R&R Holdings, Inc., Tommy Bahama Beverages, LLC and Tommy Bahama Texas Beverages, LLC and Tommy Bahama Group, Inc. and Viewpoint Marketing, Inc. with respect to use of the Tommy Bahama and related trademarks in connection with the operation of retail stores and restaurants, an e-Commerce business and/or a gift card business

13

SCHEDULE 7

PLEDGED COMPANIES

Pledgor	Name of Pledged Company	Type	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares
Oxford Industries, Inc.	Tommy Bahama Group, Inc. (Viewpoint International, Inc.)	Common	A3	2,125	100%
Oxford Industries, Inc.	Ben Sherman Clothing, Inc.	Common	2	1,000	100%
Oxford Industries, Inc.	Oxford Caribbean, Inc.	Common	1	3,000	100%
Oxford Industries, Inc.	Lionshead Clothing Company	Common	1	1,500	100%
Oxford Industries, Inc.	Piedmont Apparel Corporation	Common	1	1,500	100%
Oxford Industries, Inc.	Oxford of South Carolina, Inc.	Common	1	100,000	100%
Oxford Industries, Inc.	Oxford Private Limited of Delaware, Inc.	Common	1	1,500	100%
Oxford Industries, Inc.	Oxford Garment, Inc.	Common	1	3,000	100%
Oxford Industries, Inc.	Oxford International, Inc.	Common	2	99,500	99.5%
Oxford Industries, Inc.	Oxford Lockbox, Inc.	Common	2	1,000	100%
Oxford Industries, Inc.	Viewpoint Marketing, Inc.	Common	2	1,000	100%
Oxford Industries, Inc.	Oxford International, Inc.	Common	001	500	0.5%
Oxford Industries, Inc.	SFI of Oxford Acquisition Corporation	Common	2	1,000	100%
Oxford Industries, Inc.	Oxford (Philippines), Inc.	Capital	009	24,994	3.74%
Oxford Industries, Inc.	Oxford (Philippines), Inc.	Capital	011	1	0.00%
Oxford Industries, Inc.	Oxford of Europe	Ordinary Common	5	65	65%
Oxford Industries,	Oxford Products	—	6	97,499	64.99%

Pledgor	Name of Pledged Company		Type	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares
Inc.	(International) Limited
Oxford Industries, Inc.	Oxford de Colon, S.A.		—	01	1	10%
Oxford Industries, Inc.	Oxford de Colon, S.A.		—	02	1	10%
Oxford Industries, Inc.	Oxford de Colon, S.A.		—	03	1	10%
Oxford Industries, Inc.	Oxford de Colon, S.A.		—	04	1	10%
Oxford Industries, Inc.	Oxford de Colon, S.A.		—	05	1	10%
Oxford Industries, Inc.	Oxford de Colon, S.A.		—	06	1	10%
Oxford Industries, Inc.	Oxford de Colon, S.A.		—	07	1	10%
Oxford Industries, Inc.	Manufacturera de Sonora, S.A. de C.V.		—	5	100	0.90%
Oxford Industries, Inc.	Manufacturera de Sonora, S.A. de C.V.		—	5B	10,949	98.20%
Oxford Industries, Inc.	Camisas Bahia Kino, S.A. de C.V.		—	2B	1,000	90.90%
Oxford Industries, Inc.	Camisas Bahia Kino, S.A. de C.V.		—	27A	100	9.09%
Oxford Industries, Inc.	Industrias Oxford de Merida, S.A. de C.V.		—	6	1,000	<0.1%
Oxford Industries, Inc.	Industrias Lanier de Honduras S. de R.L.		—	—	Uncertificated	N/A
Tommy Bahama Group, Inc. (f/k/a Viewpoint International, Inc.)	Tommy Bahama R&R Holdings, Inc	.	Common	2	100	100%
Tommy Bahama R&R Holdings, Inc.	Tommy Bahama Beverages, LLC		—	—	Uncertificated	N/A
Tommy Bahama	Tommy Bahama		—	—	Uncertificated	N/A

2

Pledgor	Name of Pledged Company	Type	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares
Beverages, LLC	Texas Beverages, LLC
Oxford International, Inc.	Oxford Products (International) Limited	—	5	1	<0.1%
Oxford International, Inc.	Oxford Internacional de Guatemala, Sociedad Anonima	—	004	4	<0.1%
Oxford International, Inc.	Manufacturera de Sonora, S.A. de C.V.	—	2	100	0.90%
Oxford Caribbean, Inc.	Q.R. Fashions S. de R.L.	—	—	Uncertificated	N/A

3

SCHEDULE 8

LIST OF FILING JURISDICTIONS

Entity	Jurisdictions
Oxford Industries, Inc.	Georgia United States Copyright Office United States Patent and Trademark Office
Oxford International, Inc.	Georgia
Ben Sherman Clothing, Inc.	Georgia
Oxford Garment, Inc.	Delaware
Piedmont Apparel Corporation	Delaware United States Patent and Trademark Office
Lionshead Clothing Company	Delaware
Oxford Caribbean, Inc.	Delaware
Oxford Lockbox, Inc.	Delaware
SFI of Oxford Acquisition Corporation	Delaware United States Patent and Trademark Office
Tommy Bahama Group, Inc.	Delaware United States Copyright Office United States Patent and Trademark Office
Tommy Bahama R&R Holdings, Inc.	Delaware
Tommy Bahama Beverages, LLC	Delaware
Viewpoint Marketing, Inc.	Florida
Oxford of South Carolina, Inc.	South Carolina
Tommy Bahama Texas Beverages, LLC	Texas

ANNEX 1 TO SECURITY AGREEMENT FORM OF SUPPLEMENT

Supplement No.          (this “Supplement”) dated as of                               , 20    , to the Security Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and U.S. Bank National Association, in its capacity as Collateral Agent for the Secured Parties (together with its successors, “Collateral Agent”), U.S. Bank National Association as Trustee and each Additional Pari Passu Agent party thereto.

W I T N E S S E T H:

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement; and

WHEREAS, pursuant to the Indenture or an Additional Pari Passu Agreement, the Company must execute and deliver a supplement to the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Collateral Agent, for the benefit of Secured Parties;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.             In accordance with Section 25 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Collateral Agent, for the benefit of the Secured Parties, a security interest in and security title to all Collateral of such New Grantor to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom.  Schedule 1, “Trade Names; Organizational ID Number; Chief Executive Office”, Schedule 2, “Commercial Tort Claims”, Schedule 3, “Copyright Registrations and Applications for Registration”, Schedule 4, “Intellectual Property Licenses”, Schedule 5, “Patents”, Schedule 6, “U.S. Trademarks and U.S. Trademark Licenses and Applications for Registration”, Schedule 7, “Pledged Companies” and Schedule 8, “List of Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7 and Schedule 8, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is incorporated herein by reference.

2.             Each New Grantor represents and warrants to the Collateral Agent that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.             This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.             Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5.             This Supplement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, each New Grantor and Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:

[Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

[Name of Collateral Agent]:

[ ]

By:
Name:
Title:

3

ANNEX II TO SECURITY AGREEMENT

FORM OF ADDITIONAL PARI PASSU JOINDER AGREEMENT

The undersigned (the “Additional Pari Passu Agent”) is the agent for Persons wishing to become “Secured Parties” (the “New Secured Parties”) under the Security Agreement, dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement” (terms used without definition herein have the meanings assigned to such terms by the Security Agreement)) among Grantors party thereto and U.S. Bank National Association, as Collateral Agent (the “Collateral Agent”) and the other Security Documents.

In consideration of the foregoing, the undersigned hereby:

(i)            represents that the Additional Pari Passu Agent has been authorized by the New Secured Parties to become a party to the Security Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Agreement”) and to act as the Additional Pari Passu Agent for the New Secured Parties hereunder and under the Security Agreement;

(ii)           acknowledges that the New Secured Parties have had made available to them a copy of the Security Agreement;

(iii)          irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of the New Secured Parties and to exercise such powers under the Security Agreement and the other Security Documents as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv)          accepts and acknowledges the terms of the Security Agreement applicable to it and the New Secured Parties and agrees to serve as Additional Pari Passu Agent for the New Secured Parties with respect to the Secured Obligations under the New Secured Agreement and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Security Agreement and the other Security Documents applicable to holders of Secured Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Security Agreement.

The name and address of the representative for purposes of Section 22 of the Security Agreement are as follows:

[name and address of Additional Pari Passu Agent]

IN WITNESS WHEREOF, the undersigned has caused this Additional Pari Passu Joinder Agreement to be duly executed by its authorized officer as of the            day of 20    .

[NAME]

By:
Name:
Title:

2

ANNEX III TO SECURITY AGREEMENT

THE COLLATERAL AGENT AND
SECURED PARTY ACKNOWLEDGMENTS(1)

Acknowledgment of Priorities of Security Interests and Liens; Application of Proceeds

(a)           Each of the Secured Parties acknowledges and agrees that, notwithstanding the date, time or creation of any Liens securing any of the Secured Obligations under the Security Agreement or the Security Documents, the Secured Obligations shall be equally and ratably secured by the Liens of the Security Agreement and the Security Documents and all Liens securing any of the Secured Obligations (and any proceeds received from the enforcement of any such Liens) shall be for the equal and ratable benefit of all Secured Parties and shall be applied as provided in clause (c) below.  Each Secured Party, by its acceptance of the benefits hereunder and of the Security Documents, agrees for the benefit of the other Secured Parties that, to the extent any additional or substitute collateral for any of the Secured Obligations is delivered by a Grantor to or for the benefit of any Secured Party, such collateral shall be subject to the provisions of this clause (a).

(b)           Each of the Secured Parties hereby agrees not to challenge or question in any proceeding the validity or enforceability of any Security Document (in each case as a whole or any term or provision contained therein) or the validity of any Lien or financing statement in favor of the Collateral Agent for the benefit of the Secured Parties as provided in the Security Agreement and the other Security Documents, or the relative priority of any such Lien.  Each Secured Party consents to the release of Trust Monies from the Collateral Account in accordance with Article 12 of the Indenture.

(c)           The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral under this Agreement or any other Security Document (excluding funds deposited with the Trustee or any Additional Pari Passu Agent, in such capacities, in connection with any defeasance or discharge of the Indenture or any Additional Pari Passu Agreement, which shall be applied as provided therein) shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, promptly by the Collateral Agent as follows:

FIRST, to the payment of all costs and expenses, liabilities, fees, commissions and taxes paid or payable by the Collateral Agent under this Agreement or any Security Document including, without limitation, the costs and expenses of the Collateral Agent and its agents and counsel,

(1)           Unless otherwise defined herein, all capitalized terms used herein and defined in the Security Agreement, are used herein as therein defined.

and all expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith;

SECOND, without duplication of amounts applied pursuant to clause FIRST above, to the payment in full in cash, pro rata, based on the amount of Secured Obligations outstanding under the Indenture and each Additional Pari Passu Agreement and then due and owing to (i) the Trustee to be applied as provided in the Indenture, and (ii) each Additional Pari Passu Agent to be applied as provided in the applicable Additional Pari Passu Agreement; and

THIRD, the balance, if any, to such Grantor or as otherwise directed by a court of competent jurisdiction.

If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with this Annex III.

Enforcement.

Subject to the Collateral Agent’s rights under Section 10 of the Agreement, the Required Secured Parties may direct the Collateral Agent in exercising any right or remedy available to the Collateral Agent under this Agreement or any Security Document.  In the absence of any such instruction, the Collateral Agent may (but shall be under no obligation to) exercise such rights and remedies in any manner that complies with Section 10 of the Agreement.  No Secured Party (other than the Collateral Agent) shall have any individual right to pursue any remedies under the Agreement against any Grantor.

2

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made as of this        day of                       , 20    , among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and U.S. Bank National Association, in its capacity as Collateral Agent for the Secured Parties (together with its successors, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement dated as of June 30, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured Parties, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2.             GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby grants to Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a)           all of such Grantor’s Copyrights and Intellectual Property Licenses with respect to Copyrights to which it is a party as licensor or licensee including those referred to on Schedule I hereto;

(b)           all reissues, continuations or extensions of the foregoing; and

(c)           all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

3.             SECURITY FOR OBLIGATIONS.  This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations,

whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.             AUTHORIZATION TO SUPPLEMENT.  Collateral Agent hereby authorizes Grantors unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Copyright Security Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

7.             CONSTRUCTION.  Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified.  Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

2

8.             INTERCREDITOR AGREEMENT.  Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent, U.S. Bank National Association, as Trustee and as Note Agent and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

2

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

[U.S. BANK NATIONAL ASSOCIATION],
as Collateral Agent

By:
Name:
Title:

3

SCHEDULE I
to

COPYRIGHT SECURITY AGREEMENT

U.S. COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

Intellectual Property Licenses

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made as of this        day of                       , 20    , among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and U.S. Bank National Association, in its capacity as Collateral Agent for the Secured Parties (together with its successors, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement dated as of June 30, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured Parties, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2.             GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby grants to Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a)           all of its Patents and Intellectual Property Licenses with respect to Patents to which it is a party including those referred to on Schedule I hereto;

(b)           all reissues, continuations or extensions of the foregoing; and

(c)           all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

3.             SECURITY FOR OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.             AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Without limiting Grantors’ obligations under this Section 5, Collateral Agent hereby authorizes Grantors unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Patent Security Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

7.             CONSTRUCTION.  Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified.  Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

2

8.             INTERCREDITOR AGREEMENT.  Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent, U.S. Bank National Association, as Trustee and as Note Agent and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

2

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

3

SCHEDULE I
to

PATENT SECURITY AGREEMENT

U.S. PATENT REGISTRATIONS

Grantor	Patent	Registration No.	Registration Date

Patent Licenses

EXHIBIT C

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made as of this        day of                       , 20    , among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and U.S. Bank National Association, in its capacity as Collateral Agent for the Secured Parties (together with its successors, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security Agreement dated as of June 30, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured Parties, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.

2.             GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby grants to Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a)           all of such Grantor’s U.S. Trademarks and U.S. Trademark Licenses to which it is a party including those referred to on Schedule I hereto;

(b)           all reissues, continuations or extensions of the foregoing; and

(c)           all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any U.S. Trademark or any breach of any U.S. Trademark License.

3.             SECURITY FOR OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the fore going, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             SECURITY AGREEMENT.  The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.             AUTHORIZATION TO SUPPLEMENT.  Collateral Agent hereby authorizes Grantors unilaterally to modify this Agreement by amending Schedule I to include any future U.S. Trademarks of Grantors.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.             COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Trademark Security Agreement or any other Senior Secured Note Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

7.             CONSTRUCTION.  Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Trademark Security Agreement unless otherwise specified.  Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

2

8.             INTERCREDITOR AGREEMENT.  Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among SunTrust Bank, as ABL Agent, U.S. Bank National Association, as Trustee and as Note Agent and the Grantors (as defined in the Intercreditor Agreement) from time to time party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

OXFORD INDUSTRIES, INC.

By:
Name:
Title:

TOMMY BAHAMA GROUP, INC.

By:
Name:
Title:

BEN SHERMAN CLOTHING, INC.

By:
Name:
Title:

LIONSHEAD CLOTHING COMPANY

By:
Name:
Title:

OXFORD CARIBBEAN, INC.

By:
Name:
Title:

OXFORD GARMENT, INC.

By:
Name:
Title:

OXFORD INTERNATIONAL, INC.

By:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC.

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION

By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION

By:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC

By:
Name:
Title:

2

TOMMY BAHAMA R&R HOLDINGS, INC.

By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC

By:
Name:
Title:

VIEWPOINT MARKETING, INC.

By:
Name:
Title:

OXFORD LOCKBOX, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

3

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

U.S. Trademarks and Applications for Registration

Grantor	Trademark	Registration No.	Registration Date

U.S. Trademark Licenses

EXHIBIT D

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of                          , 20      , is delivered pursuant to Section 7 of the Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to U.S. Bank National Association, as Collateral Agent.  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement.  The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to Collateral Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

The undersigned hereby certifies that the representations and warranties set forth in Section 7 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[ ]

By:
Name:
Title:

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.